                                                      REGISTRATION NOS. 33-49098
                                                                       811-06719

            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                            ON FEBRUARY 14, 1997

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              -----------------
                                  FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


POST-EFFECTIVE AMENDMENT NO. 11                                              [X]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

       Amendment No. 12


                               ------------------

                            BB&T MUTUAL FUNDS GROUP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
                    ----------------------------------------
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                  800-228-1872
                                  ------------

                    Richard B. Ille, President and Secretary
                            BB&T Mutual Funds Group
                    3435 Stelzer Road, Columbus, Ohio  43219
                    ----------------------------------------
                    (Name and Address of Agent for Service)

                          Copies of communications to:

                          Martin E. Lybecker, Esquire
                                  Ropes & Gray
       One Franklin Square, 1301 K Street, N.W., Washington, D.C.  20005

It is proposed that this filing will become effective (check appropriate box)


                immediately upon filing pursuant to paragraph (b)
       -----
                ON (DATE) pursuant to paragraph (b)
       -----
                60 days after filing pursuant to paragraph (a)(i)
       -----
                on (date) pursuant to paragraph (a)(i)
       -----
         X      75 days after filing pursuant to paragraph (a)(ii)
       -----
                on (date) pursuant to paragraph (a)(ii) of Rule 485
       -----


If appropriate check the following box:

                this post-effective amendment designates a new effective date
       -----    for a previously filed post-effective amendment


       The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2. Rule 24f-2 Notice for the Registrant's fiscal year ending September 30, 1996 was filed on or about November 26, 1996.

                    The BB&T U.S. Treasury Money Market Fund
            The BB&T Short-Intermediate U.S. Government Income Fund
                The BB&T Intermediate U.S. Government Bond Fund
               The BB&T North Carolina Intermediate Tax-Free Fund
                     The BB&T Growth and Income Stock Fund
                             The BB&T Balanced Fund
                       The BB&T Small Company Growth Fund
                       The BB&T International Equity Fund
               The BB&T Capital Manager Conservative Growth Fund
                 The BB&T Capital Manager Moderate Growth Fund
                      The BB&T Capital Manager Growth Fund

         The information required by Items 1 through 9 for the above-referenced investment portfolios of the BB&T Mutual Funds Group (the "Registrant") is hereby incorporated by reference to Part A of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 19, 1996.

                            CROSS REFERENCE SHEET

                   PROSPECTUS FOR BB&T MUTUAL FUNDS GROUP

                       CLASS A AND TRUST CLASS SHARES


Part A Item                                                     Prospectus Caption
-----------                                                     ------------------
Cover Page  . . . . . . . . . . . . . . . . . . . . . . .       Cover Page

Financial
  Highlights . . . . . . . . . . . . . . . . . . . . . .        Selected Per Share Data and Ratios;
                                                                Performance


Synopsis  . . . . . . . . . . . . . . . . . . . . . . . .       Fee Table

General Description
  of Registrant  . . . . . . . . . . . . . . . . . . . .        BB&T Mutual Funds Group; Investment Objective and
                                                                Policies; Investment Restrictions; General Information -
                                                                Description of the Group and Its Shares

Management of BB&T
  Mutual Funds Group . . . . . . . . . . . . . . . . . .        Management of BB&T
                                                                Mutual Funds Group; General Information - Custodian and
                                                                Transfer Agent
Capital Stock and
  Other Securities . . . . . . . . . . . . . . . . . . .        BB&T Mutual Funds Group; How to Purchase and Redeem
                                                                Shares; Dividends and Taxes; General Information -
                                                                Description of the Group and Its Shares; General
                                                                Information - Miscellaneous
Purchase of Securities
  Being Offered  . . . . . . . . . . . . . . . . . . . .        Valuation of Shares; How to Purchase and Redeem Shares

Redemption or Repurchase  . . . . . . . . . . . . . . . .       How to Purchase and Redeem Shares

Legal Proceedings . . . . . . . . . . . . . . . . . . . .       Inapplicable


                        U.S. Treasury Money Market Fund

                            Prime Money Market Fund


                                 CLASS A SHARES

                               TRUST CLASS SHARES


                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                              BISYS FUND SERVICES
                         ADMINISTRATOR AND DISTRIBUTOR


                        PROSPECTUS DATED APRIL __, 1997

                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----
Prospectus Summary  . . . . . . . . . . . . . . . . . . . . .
Fee Table . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights  . . . . . . . . . . . . . . . . . . . .
Investment Objectives and Policies  . . . . . . . . . . . . .
Investment Restrictions . . . . . . . . . . . . . . . . . . .
Valuation of Shares . . . . . . . . . . . . . . . . . . . . .
How to Purchase and Redeem Shares . . . . . . . . . . . . . .
Dividends and Taxes . . . . . . . . . . . . . . . . . . . . .
Management of BB&T Mutual Funds Group . . . . . . . . . . . .
General Information . . . . . . . . . . . . . . . . . . . . .












         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            BB&T MUTUAL FUNDS GROUP


3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


         THE BB&T MUTUAL FUNDS GROUP (the "Group") is an open-end management investment company offering to the public nine separate investment funds (each, a "Fund"). The Group also offers three separate investment Funds (the "Funds of Funds"), offering Trust Shares only, which offer Shareholders a professionally-managed investment program by purchasing shares of existing mutual funds of the Group (the "Underlying Funds"), which are managed by BB&T. Each Fund of the Group, except for the Funds of Funds, offers multiple classes of units of beneficial interest ("Shares").

         THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

         THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

         This Prospectus relates to Class A Shares (formerly the Investor Shares), which are offered to the general public, and to Trust Shares which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, the Group also offers Class B Shares of the U.S. Treasury Fund, which are offered to the general public.

         This Prospectus relates only to the U.S. Treasury Fund and the Prime Money Market Fund (each a "Money Market Fund"). Interested persons who wish to obtain a copy of the prospectuses of the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T Growth and Income Stock Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund and the

BB&T Capital Manager Growth Fund may contact the Distributor at the telephone number shown above.

         Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class B Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about U.S. Treasury and Prime Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   AN INVESTMENT IN THE U.S. TREASURY FUND AND THE PRIME MONEY MARKET FUND
  IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF
                               $1.00 PER SHARE

         SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, SOUTHERN NATIONAL CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK.
SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is April ____, 1997.

                               PROSPECTUS SUMMARY

The Group                      BB&T Mutual Funds Group, (the "Group") a Massachusetts business trust, is an open-end management investment company which currently consists of nine separately managed portfolios (each a "Fund").  The Group also offers three separate investment Funds
                               (the "Funds of Funds"), offering Trust Shares only, which offer Shareholders a professionally-managed investment program by purchasing shares of existing mutual funds of the Group which are managed by BB&T.  This prospectus relates to the U.S.
                               Treasury and Prime Money Market Funds only (each a "Money Market Fund.")  Each Fund, except for the Funds of Funds and the Prime Money Market Fund, offers to the public three classes of Shares: Class A, Class B and Trust Class.  As of the date of this prospectus, however, Class B Shares were not yet beingoffered in the Short-
                               Intermediate Fund or the North Carolina Fund.  The Prime Money Market Fund offers only
                               Class A and Trust Shares.  This prospectus relates only to Trust Shares and Class A
                               Shares.

Investment Objective and       THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal
Policies                       through investing exclusively in short-term obligations issued or guaranteed by the
                               U.S. Treasury, some of which may be subject to repurchase agreements.

                               THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Investment Risks               Each Money Market Fund's performance may change daily based on many factors including interest rate levels, the characteristics of the obligations in each Money Market
                               Fund's portfolio, and market conditions.  The Prime Money Market Fund may invest in
                               U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments.  (See "Foreign Investments.")

Offering Price                 The public offering price of the Class A Shares and Trust Shares of the U.S. Treasury
                               and Prime Money Market Funds is equal to that class' net asset value per Share, which each Money Market Fund will seek to maintain at $1.00.

Minimum Purchase               For Class A Shares there is a $1000 minimum initial purchase with no minimum investment for subsequent purchases.  No minimum purchase applies to purchases of
                               Trust Shares.  (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares and
                               Purchases of Class A Shares.")

Investment Adviser             Branch Banking and Trust Company, Raleigh, North Carolina.

Dividends                      The U.S. Treasury and Prime Money Market Funds declare dividends daily and pay such dividends monthly.

Distributor                    BISYS Fund Services, Columbus, Ohio.

                                   FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A and Trust Class Shares of the Money Market Funds will bear, either directly or indirectly.


                                                      U.S. TREASURY FUND                        PRIME MONEY MARKET FUND
                                                    CLASS A     TRUST CLASS                    CLASS A       TRUST CLASS
                                                    -------     -----------                    -------       -----------

Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)          0%           0%                            0%              0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                          0%           0%                            0%              0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                         0%           0%                            0%              0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)                  0%           0%                            0%              0%
Exchange Fee                                           $ 0          $ 0                           $ 0             $ 0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary fee reductions)       .40%         .40%                          .30%(3)         .30%(3)
12b-1 Fees (after voluntary fee reductions)            .25%(4)        0%                          .25%(4)           0%
Other Expenses (after voluntary fee reductions)        .34%         .35%                          .35%(5)         .35%(5)
                                                       ---          ---                           ---             ---
Total Fund Operating Expenses
  (after voluntary fee reductions)                     .99%(6)      .75%                          .90%(6)         .65%(6)
                                                       ===          ===                           ===             ===

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares and Purchases of Class A Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")

(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1997. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for the Trust Shares and Class A Shares of the Prime Money Market Fund would be .40% of the Fund's average daily net assets.

(4) BISYS Fund Services has agreed with the Group to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be .50% for Class A Shares for each Money Market Fund. (See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distributor.")

(5) With respect to Class A and Trust Shares of the Prime Money Market Fund, "Other Expenses" are based on estimated amounts for the current fiscal year. Absent the voluntary reduction of administration fees, other expenses are estimated to be .45% of each class of the Fund's average daily net assets.

(6) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of fees, Total Fund Operating Expenses for Class A Shares as a percentage of average daily net assets would be 1.25% for the U.S. Treasury Fund and 1.35% for the Prime Money Market Fund. Absent the voluntary reduction of fees, Total Fund Operating Expenses for Trust Shares, as a percentage of average daily net assets would be .85% for the Prime Money Market Fund.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                  ------     -------      -------     --------
U.S. Treasury Fund                 $ 8         $24          $42         $93
Prime Money Market Fund            $ 7         $21

You would pay the following expenses on a $1,000 investment in Class A Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                  ------     -------      -------     --------
U.S. Treasury Fund                 $10         $32          $55         $121

Prime Money Market Fund            $ 9         $29

Example:

         The purpose of the tables above is to assist a potential investor in a Money Market Fund in understanding the various costs and expenses that an investor in the Class A or Trust Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The information set forth in the foregoing tables and examples relates only to Class A and Trust Shares. The Group also offers Class B Shares of the U.S. Treasury Money Market Fund, which are subject to the same expenses except that they are subject to a contingent deferred sales charge and higher distribution costs.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth financial highlights concerning the investment results for the U.S. Treasury Fund for the periods indicated. The information has been audited by KPMG Peat Marwick LLP, independent accountants for the Group, whose report thereon, insofar as it relates to each of the years or periods indicated herein is included in the Statement of Additional Information. The Prime Money Market Fund had not commenced operations as of September 30, 1996.

         The Class A Shares (formerly the Investor Shares) and Trust Shares of the U.S. Treasury Fund effectively were operated as a single class of shares from the commencement of operations of the Fund until January 31, 1993. On February 1, 1993, the U.S. Treasury Fund began charging Rule 12b-1 fees exclusively to Class A Shares pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Class B Shares of the U.S. Treasury Fund can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                                                                            U.S. TREASURY MONEY MARKET FUND
                                                                            -------------------------------

                                                          FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      OCT.5, 1992
                                                             ENDED              ENDED            ENDED              TO
                                                         SEPT. 30, 1996     SEPT. 30, 1995   SEPT. 30, 1994  SEPT. 30, 1993(A)
                                                         --------------     --------------   --------------  -----------------
                                                            CLASS A            CLASS A          CLASS A           CLASS A
                                                            -------            -------          -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  1.00            $  1.00          $  1.00           $  1.00
                                                                               -------          -------           -------
INVESTMENT ACTIVITIES
    Net investment income                                     0.044              0.047            0.027             0.026
                                                            -------            -------          -------           -------
         Total from Investment Activities                     0.044              0.047            0.027             0.026
                                                            -------            -------          -------           -------
DISTRIBUTIONS
    Net investment income                                    (0.044)            (0.047)          (0.027)           (0.026)
                                                            -------            -------          -------           -------
         Total Distributions                                 (0.044)            (0.047)          (0.027)           (0.026)
                                                            -------            -------          -------           -------
NET ASSET VALUE, END OF PERIOD                              $  1.00            $  1.00          $  1.00           $  1.00
                                                            =======            =======          =======           =======
    Total Return                                               4.49%              4.81%            2.76%             2.60%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)                         $27,931            $13,948          $ 1,486           $   279
    Ratio of expenses to average net assets                    0.99%              0.98%            0.94%             0.51%(c)
    Ratio of net investment income to
         average net assets                                    4.37%              4.81%            2.89%             2.58%(c)
    Ratio of expenses to average net assets*                   1.25%              1.24%            1.32%             1.32%(c)
    Ratio of net investment income
         to average net assets*                                4.11%              4.55%            2.51%             1.77%(c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                                                                          U.S. TREASURY MONEY MARKET FUND
                                                                          -------------------------------

                                                        FOR THE YEAR        FOR THE YEAR      FOR THE YEAR     OCT. 5, 1992
                                                           ENDED                ENDED            ENDED             TO
                                                       SEPT. 30, 1996       SEPT. 30, 1995   SEPT. 30, 1994   SEPT. 30, 1993(A)
                                                       --------------       --------------   --------------   -----------------
                                                        TRUST CLASS          TRUST CLASS       TRUST CLASS       TRUST CLASS
                                                        -----------          -----------       -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     1.00           $      1.00       $      1.00       $      1.00
                                                        -----------          -----------       -----------       -----------
Investment Activities
  Net investment income                                       0.046                0.050             0.030             0.027
                                                        -----------          -----------       -----------       -----------
   Total from Investment Activities                           0.046                0.050             0.030             0.027
                                                        -----------          -----------       -----------       -----------
DISTRIBUTIONS
  Net investment income                                      (0.046)              (0.050)           (0.030)           (0.027)
                                                        -----------          -----------       -----------       -----------
   Total Distributions                                       (0.046)              (0.050)           (0.030)           (0.027)
                                                        -----------          -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD                          $      1.00          $      1.00       $      1.00       $      1.00
                                                        ===========          ===========       ===========       ===========
   Total Return                                                4.74%                5.07%             3.01%             2.70%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                         $   205,974          $   120,083       $    77,464       $    74,962
Ratio of expenses to average net assets                        0.75%                0.72%             0.67%             0.38%(c)
Ratio of net investment income
   to average net assets                                       4.63%                4.97%             2.97%             2.71%(c)
Ratio of expenses to average net assets*                       0.75%                0.75%             0.83%             0.81%(c)
Ratio of net investment income
   to average net assets*                                      4.63%                4.95%             2.82%             2.27%(c)


  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

         All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940. All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.

         All securities acquired by the Money Market Funds will be determined at the time of purchase by the Group's adviser or sub-adviser, under guidelines established by the Group's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and
(b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

         The Prime Money Market Fund will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

U.S. TREASURY FUND

         The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

         The investment objective of the U.S. Treasury Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

PRIME MONEY MARKET FUND

         The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

         The investment objective of the Prime Money Market Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:


         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers which, at the time of purchase (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-2" or higher by Standard & Poor's Corporation ("S&P"), "P-2" or higher by Moody's Investors Service, Inc. ("Moody's"), corporate bonds rated "AA" or higher by S&P, or "Aa" or higher by Moody's) or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees.

         (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (G) securities issued or guaranteed by state or local governmental bodies; and

         (H)     repurchase agreements relating to the above instruments.

         The Prime Money Market Fund will concentrate its investments in obligations issued by the banking industry or instruments secured by such obligations. Concentration in this context means the investment of more than 25% of the Fund's assets in such investments. However, for temporary defensive purposes during periods when the Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interest of Shareholders, the Fund will not maintain this concentration. Concentration in obligations issued by commercial banks and bank holding companies will involve a greater exposure to economic, business, political, or regulatory changes that are generally adverse to banks and bank holding companies. Such changes could include significant changes in interest rates, general declines in bank asset quality, including real estate loans, and the imposition of costly or otherwise burdensome government regulations or restrictions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.

CORPORATE AND BANK OBLIGATIONS

         To the extent consistent with its investment objective, the Prime Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS

The Prime Money Market Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         The Prime Money Market Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

         The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED SECURITIES

         The Prime Money Market Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

ASSET-BACKED SECURITIES

         The Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund, may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Prime Money Market Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Prime Money Market Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

MUNICIPAL OBLIGATIONS

         The Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.

         The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities.

FOREIGN INVESTMENTS

         The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.

VARIABLE AND FLOATING RATE INSTRUMENTS

         The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).

VARIABLE AMOUNT DEMAND NOTES

         Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. PIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

INVESTMENT COMPANIES

         In connection with the management of its daily cash positions, the Prime Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bear directly in connection with its own operations.

UNINVESTED CASH RESERVES

         The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's assets will be held uninvested. Uninvested cash reserves will not earn income.

COMMON INVESTMENT POLICIES OF THE MONEY MARKET FUNDS

REPURCHASE AGREEMENTS

         Securities held by each Money Market Fund may be subject to repurchase agreements. A Money Market Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Money Market Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or PNC Institutional Management Corporation ("PIMC")), the Prime Money Market Fund's investment sub-adviser). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS

         In accordance with the investment restrictions described below, each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Money Market Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Money Market Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Money Market Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT SECURITIES

         The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. Types of U.S. Government Securities in which the Prime Money Market Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in U.S. Government Securities that are mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

SECURITIES LENDING

         In order to generate additional income, each Money Market Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government Securities. This collateral will be valued daily by BB&T (or PIMC with respect to the Prime Money Market Fund) and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Money Market Fund. During the time portfolio securities are on loan, the borrower will pay the Money Market Fund any dividends or interest paid on such securities. Loans are subject to termination by a Money Market Fund or the borrower at any time. While a Money Market Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Money Market Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which BB&T (or PIMC with respect to the Prime Money Market Fund) has determined are creditworthy under guidelines established by the Group's Board of Trustees. The U.S. Treasury Fund will restrict its securities lending to 30% of its total assets and the Prime Money Market Fund will restrict its securities lending to 33 1/3% of its total assets.

                            INVESTMENT RESTRICTIONS

         The U.S. Treasury and Prime Money Market Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION-- Miscellaneous").

The U.S. Treasury Fund and Prime Money Market may not:

                 1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and

         Exchange Commission the U.S. Treasury Fund and the Prime Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

                 2. Borrow money or issue senior securities, except that a Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. The Prime Money Market Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

                 3. Make loans, except that each of the Money Market Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

         The following is a non-fundamental investment restriction of the U.S. Treasury and Prime Money Market Funds and therefore subject to change without shareholder vote.

         The U.S. Treasury and Prime Money Market Funds may not:

                 1. Invest more than 10% of its assets in instruments which are not readily marketable.


                              VALUATION OF SHARES

         The net asset value of the U.S. Treasury Fund and the Prime Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

         The assets in the U.S. Treasury Fund and the Prime Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the Group seeks to maintain the U.S. Treasury and Prime Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

         For further information about the valuation of investments, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.

PURCHASES OF TRUST SHARES

         Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

         Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

         Trust Shares of each of the Money Market Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Group's Trust Shares.

         There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

PURCHASES OF CLASS A SHARES

         Class A Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the Group's Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP-- Distribution Plan").

         Investors purchasing Shares of the U.S. Treasury Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Investors purchasing Shares of the Prime Money Market Fund may only purchase Class A or Trust Shares.

         Shares of the Group sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.

         Investors may purchase Class A Shares by completing and signing an Account Registration Form (found at the back of the prospectus) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Group, to BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration Form and additional information regarding the Group by contacting their local BB&T office. Subsequent purchases of Class A Shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A Shares by telephone.
Telephone orders may be placed by calling the Group at (800) 228-1872. Payment for Class A Shares ordered by telephone may be made by check or by sending funds electronically to the Group's custodian. To make payments electronically, investors must call the Group at (800) 228-1872 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         The minimum investment is $1,000 for the initial purchase of Class A Shares. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, systematic investment plans or payroll deduction plans. There is no limit on the amount of Class A Shares that may be purchased.

         Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

         Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund are sold at net asset value without imposition of a sales charge.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the Group. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

AUTO INVEST PLAN

         BB&T Mutual Funds Group Auto Invest Plan enables Shareholders to make regular purchases of Class A Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50 per Fund; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

BB&T MUTUAL FUNDS GROUP INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A BB&T Mutual Funds Group IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A Shares for an IRA. BB&T Mutual Funds Group IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All BB&T Mutual Funds Group IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Mutual Funds Group IRA must distinguish the type and year of the contribution.

         For more information on a BB&T Mutual Funds Group IRA call the Group at (800) 228-1872. Shareholders are advised to consult a tax adviser on BB&T Mutual Funds Group IRA contribution and withdrawal requirements and restrictions.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

         Purchases of Class A or Trust Shares will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the U.S. Treasury Fund and the Prime Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.

An order for a Money Market Fund received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day.

         An order to purchase Class A and Trust Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the Group's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Money Market Funds.

         Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Money Market Funds continue to earn dividends through the day before their redemption.

         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Group. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

         The Group reserves the right to reject any order for the purchase of its Class A or Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

TRUST SHARES

         Trust Shares of each Money Market Fund may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Money Market Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Money Market Fund may not be exchanged for Class B Shares.

         The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

CLASS A

         Class A Shares of each Money Market Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange the Class A Shares of the Funds for Class A Shares of the North Carolina Fund. Shareholders may exchange Class A Shares of the Money Market Funds, for which no sales load was paid, for Class A Shares of a Fund which has a variable net asset value (a "Variable NAV Fund"). Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Money Market Funds were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Funds may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

         A Shareholder wishing to exchange Class A Shares purchased directly from the Group may do so by contacting the Group at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges.

         A Shareholder wishing to exchange Class A or Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days' written notice.

         The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

AUTO EXCHANGE

         BB&T Mutual Funds Group Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class A Shares of the BB&T U.S. Treasury Money Market Fund and the Prime Money Market Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of another BB&T Mutual Fund. With shareholder authorization, the Group's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's U.S. Treasury Fund or Prime Money Market Fund account and will automatically invest that amount in Class A Shares of the BB&T Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their U.S. Treasury Fund or Prime Money Market Fund account and maintain a minimum account balance of $1,000.

         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

         Shareholders may redeem their Class A and Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine,
(2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent will reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is presently $7.00 for each wire redemption. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

CHECK WRITING SERVICE

         Shareholders of Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account will be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN

         BB&T Mutual Funds Group Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares. With Shareholder authorization, the Group's transfer agent will automatically redeem Class A Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares are being redeemed. Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.

         To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         The U.S. Treasury Fund and the Prime Money Market Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to a Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Class A Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Class A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Class A Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

         The net investment income of the Shares of the Money Market Funds is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any capital gains dividends. As a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares, the amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares.

         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares.

         Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net income and net realized capital gains, if any.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the net investment income of a Fund. Because all of the net investment income of the Money Market Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions of net realized capital gains, if any, are taxable to Shareholders as long-term capital gains regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

         Dividends received by a Shareholder of a Money Market Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Money Market Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

         Dividends are generally taxable in the taxable year received.
However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Money Market Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Money Market Fund with specific reference to their own tax situation.


                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP

         Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:

                                      POSITION(S) HELD                         PRINCIPAL OCCUPATION DURING
 NAME AND ADDRESS                     WITH THE GROUP                                THE PAST 5 YEARS
 ----------------                     --------------                                ----------------
 *Sean M. Kelly                       Chairman of the Board                From 1993 to present, Senior Vice
 150 2nd Avenue, North                                                     President of Client Services of
 Suite 1170                                                                BISYS Fund Services; prior to
 St. Petersburg, FL  33701                                                 1993, Senior Vice President of
                                                                           Concord Financial Group

                                                                           From January 1994 to present,
 William E. Graham, Jr.               Trustee                              Counsel, Hunton & Williams; from
 1 Hannover Square                                                         1985 to December, 1993, Vice
 Fayetteville Street Mall                                                  Chairman, Carolina Power & Light
 P.O. Box 109                                                              Company
 Raleigh, NC 27602

 Thomas W. Lambeth                    Trustee                              From 1978 to present, Executive
 101 Reynolda Village                                                      Director, Z. Smith Reynolds
 Winston-Salem,                                                            Foundation
 NC 27106

 *W. Ray Long                         Trustee                              Executive Vice President, Branch
 434 Fayetteville Street Mall                                              Banking and Trust Company
 Raleigh, NC 27601

 Robert W. Stewart                    Trustee                              Retired; Chairman and Chief
 201 Huntington Road                                                       Executive Officer of Engineered
 Greenville, SC 29615                                                      Custom Plastics Corporation from
                                                                           1969 to 1990



* Indicates an "interested person" of the Group as defined in the Investment Company Act of 1940.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Sean M. Kelly is an employee of BISYS Fund Services and W. Ray Long is an employee of the investment adviser, BB&T.

INVESTMENT ADVISER

         BB&T is the investment adviser of the U.S. Treasury and Prime Money Market Funds. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of Southern National Corporation ("SNC"), a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of September 30, 1996, SNC had assets in excess of $21.1 billion. Through its subsidiaries, SNC operates over 425 banking offices in North Carolina, South Carolina and Virginia, providing a broad range of financial services to individuals and businesses.

         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 15 years and currently manages assets of more than $4.5 billion.

         Subject to the general supervision of the Group's Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Prime Money Market Fund, PIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.

         Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Money Market Funds for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (.40%) of each Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.

         For the fiscal year ended September 30, 1996, the U.S. Treasury Fund paid investment advisory fees of .40% of its average daily net assets.

INVESTMENT SUB-ADVISER

         PNC Institutional Management Corporation ("PIMC") serves as the Investment Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, PIMC Bank manages the Fund, selects investments and places all orders for purchases and sales of the Prime Money Market Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

         PIMC is a wholly-owned subsidiary of PNC Asset Management Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

         As sub-adviser, PIMC is responsible for the day-to-day management of the Prime Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. PIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For its services and expenses incurred under the Sub-Advisory Agreement, PIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (.09%) or such lower fee as may be agreed upon in writing by BB&T and PIMC.

ADMINISTRATOR AND DISTRIBUTOR

         BISYS Fund Services is the administrator for each Fund and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect. For the fiscal year ended September 30, 1996, the U.S. Treasury Fund paid .20% of its average daily net assets.

EXPENSES

         BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.

         For the fiscal year ended September 30, 1996, total operating expenses for the U.S. Treasury Fund as a percentage of average daily net assets was .75% for Trust Shares and .99% for Class A Shares.

         The organizational expenses of the Prime Money Market Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS

         BB&T and PIMC each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and PIMC could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

DISTRIBUTION PLAN

         The Group's Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the Group to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of Class A Shares of each Fund. The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Group's Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Group will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Group to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

         The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into nine series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund and the BB&T Prime

Money Market Fund. The Group also offers three additional series of Shares: the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds"). The Funds of Funds offer Trust Shares only and the Prime Money Market Fund offers Trust Shares and Class A only. Each other Fund offers to the public three classes of shares: Class A, Class B and Trust Shares. As of the date of this prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund or the North Carolina Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and
(iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

         Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

         Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.

         As of January 30, 1997, BB&T owned of record substantially all of the Trust Shares of the U.S. Treasury Fund and held voting or investment power with respect to [___%] of the

Trust Shares of the U.S. Treasury Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the U.S. Treasury Fund within the meaning of the Investment Company Act of 1940. As of January 30, 1997, Stephens Inc., For the Exclusive Benefit of Our Customers, 111 Center Street, Little Rock, AR 72201, is the record owner with respect to 59.31% of the Class A Shares of the U.S. Treasury Fund. Stephens may therefore be deemed to be controlling person of the Class A Shares of the Fund within the meaning of the Investment Company Act of 1940. The Prime Money Market Fund had not commenced operations as of such date.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Group.

         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

PERFORMANCE INFORMATION

         From time to time, the U.S. Treasury and Prime Money Market Fund's annualized "yield" and "effective yield" and total return for Class A and Trust Class Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of each Money Market Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e.
the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Group and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         Yield, effective yield and total return will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.

         Investors may also judge the performance of a Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         Information about the performance of a Money Market Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Money Market Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Group's performance information.

         Further information about the performance of each Fund of the Group is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

         Inquiries regarding the Group may be directed in writing to the Group at the following address: the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                               Raleigh, NC  27601

                             INVESTMENT SUB-ADVISER
                         (Prime Money Market Fund only)
                    PNC Institutional Management Corporation
                              400 Bellevue Parkway
                             Wilmington, DE  19809

                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                               Columbus, OH 43219

                                 LEGAL COUNSEL
                                  Ropes & Gray
                              One Franklin Square
                              1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                             KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                             CROSS REFERENCE SHEET

                            BB&T MUTUAL FUNDS GROUP
                      STATEMENT OF ADDITIONAL INFORMATION


                                                     Statement of Additional
Part B Item                                          Information Caption
-----------                                          -----------------------
Cover Page                                           Cover Page

Table of Contents                                    Table of Contents

General Information and History                      Additional Information -
                                                     Description of Shares

Investment Objectives and Policies                   Investment objectives and
                                                     policies

Management of BB&T Mutual Funds Group                Management of BB&T Mutual
                                                     Funds Group

Control Persons and Principal
  Holders of Securities                              Miscellaneous

Investment Advisory and Other Services               Management of BB&T Mutual
                                                     Funds Group

Brokerage Allocation                                 Management of the BB&T
                                                     Mutual Funds Group

Capital Stock and Other Securities                   Valuation; Additional
                                                     Purchase and Redemption
                                                     Information; Management
                                                     of BB&T Mutual Funds
                                                     Group; Redemptions;
                                                     Additional Information
Purchase, Redemption and Pricing
  of Securities Being Offered                        Valuation; Additional
                                                     Purchase and Redemption
                                                     Information; Management
                                                     of BB&T Mutual Funds Group

Tax Status                                           Additional Purchase and
                                                     Redemption Information

Underwriters                                         Management of BB&T Mutual
                                                     Funds Group

Calculation of Performance Data                      Performance Information

Financial Statements                                 Financial Statements

                                ----------------



                            BB&T MUTUAL FUNDS GROUP



                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL __, 1997


                                ----------------








This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the BB&T U.S. Treasury Money
Market Fund, the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund, which are dated January 2, 1997 and the Prospectuses of the BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund which are dated the same date hereof (the "Prospectuses"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Mutual Funds Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.

                               TABLE OF CONTENTS



                                                                                                 Page
                                                                                                 ----

BB&T MUTUAL FUNDS GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1
     Additional Information on Portfolio Instruments  . . . . . . . . . . . . . . . . . . . . .   B-1
     Puts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-13
     Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-16
     Portfolio Turnover   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-19

VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-20
     Valuation of the MONEY MARKET FUNDS    . . . . . . . . . . . . . . . . . . . . . . . . . .   B-20
     Valuation of the Growth and Income Fund, North Carolina Fund,
            Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund,
            Small Company Growth Fund, and the Funds of Funds . . . . . . . . . . . . . . . . .   B-21
     Valuation of the International Equity Fund   . . . . . . . . . . . . . . . . . . . . . . .   B-22

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . .   B-22
     Purchase of Class A and Class B Shares   . . . . . . . . . . . . . . . . . . . . . . . . .   B-23
     Matters Affecting Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-24

ADDITIONAL TAX INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-24
     Additional Tax Information Concerning the International Equity Fund  . . . . . . . . . . .   B-26
     Additional Tax Information Concerning the North Carolina Fund  . . . . . . . . . . . . . .   B-27

MANAGEMENT OF BB&T MUTUAL FUNDS GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-35
     Officers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-35
     Investment Adviser   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-37
     Investment Sub-Advisers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-39
     Portfolio Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-40
     Glass-Steagall Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-42
     Manager and Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-43
     Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-45
     Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-45
     Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-47
     Independent Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-47
     Legal Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-47

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-48
     Yields of the MONEY MARKET FUNDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-48
     Yields of the Other Funds of the Group   . . . . . . . . . . . . . . . . . . . . . . . . .   B-48
     Calculation of Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-50
     Performance Comparisons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-52

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-56
     Organization and Description of Shares   . . . . . . . . . . . . . . . . . . . . . . . . .   B-56
     Shareholder and Trustee Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-57
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-57

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-71
     Independent Auditors Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-71
     Audited Financial Statements as of September 30, 1996  . . . . . . . . . . . . . . . . . .   B-71

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-72

                      STATEMENT OF ADDITIONAL INFORMATION

                            BB&T MUTUAL FUNDS GROUP

         BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of nine series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of nine separate investment portfolios: the BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), The BB&T Prime Money Market Fund (the "Prime Money Market Fund" and together with the U.S. Treasury Fund, the "Money Market Funds") the BB&T Short-Intermediate U.S. Government Income Fund (the "Short-Intermediate Fund"), the BB&T Intermediate U.S. Government Bond Fund (the "Intermediate Bond Fund"), the BB&T Growth and Income Stock Fund (the "Growth and Income Fund"), the BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund"), the BB&T Balanced Fund (the "Balanced Fund"), the BB&T Small Company Growth Fund (the "Small Company Growth Fund") and the BB&T International Equity Fund (the "International Equity Fund"). The Group also offers three additional series of Shares, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund (the "Funds of Funds") which offer Shareholders a professionally-managed investment program by purchasing shares of existing mutual funds of the Group (the "Underlying Funds") which are managed by BB&T (each Fund and the Funds of Funds are collectively, "Funds"). Each Fund, except for the Funds of Funds and the Prime Money Market Fund, offers to the public three classes of Shares: Class A Shares, Class B Shares and Trust Shares. The Funds of Funds offers Trust Shares only. The Prime Money Market Fund offers Class A Shares and Trust Shares only. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.



                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the information pertaining to portfolio instruments of each Fund as set forth in the Prospectuses.


         The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by BB&T, PNC Equity Advisors Company ("PEAC"), CastleInternational Asset Management Limited ("CastleInternational") and PNC Institutional Management Corporation ("PIMC") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         Bankers' Acceptances and Certificates of Deposit. All of the Funds except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


         Commercial paper purchasable by the International Equity Fund and the Prime Money Market Fund includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the
Section 4(2) paper, thereby providing liquidity.  Certain transactions in
Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.



         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Money Market Fund, Growth and Income Fund, Small Company Growth Fund, Short-Intermediate Fund, Intermediate Bond Fund and Balanced Fund (the Short-Intermediate Fund and the Intermediate Bond Fund are sometimes referred to collectively as the "Fixed Income Funds") and the Funds of Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T (or PEAC, with respect to the Small Company Growth
Fund, or PIMC, with respect to the Prime Money Market Fund) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Small Company Growth Fund, International Equity Fund and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above.

         Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.


         Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Small Company Growth Fund, and the Funds of Funds will acquire such securities only when BB&T (or PEAC, with respect to the Small Company Growth Fund or PIMC, with respect to the Prime Money Market Fund) believes the risks associated with such investments are minimal.


         Foreign Currency Transactions. The International Equity Fund may use forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when the Fund's sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will be equal the amount of such commitments by the Fund.


         Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T (or PEAC, with respect to the Small Company Growth Fund , CastleInternational, with respect to the International Equity Fund, or PIMC, with respect to the Prime Money Market Fund) will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

         Reverse Repurchase Agreements . As discussed in the Prospectuses, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid high quality debt securities or high grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. Government Obligations. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T (or PEAC, with respect to the Small Company Growth Fund, CastleInternational, with respect to the International Equity Fund, or PIMC, with respect to the Prime Money Market Fund) believes that the credit risk with respect thereto is minimal.

         Supranational Organizational Obligations. The Small Company Growth Fund, International Equity Fund and Prime Money Market Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.



         Investment Grade Debt Obligations. The Small Company Growth Fund and the International Equity Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by

S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         Rights Offerings and Warrants to Purchase. The Small Company Growth Fund and the International Equity Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


         Variable and Floating Rate Notes. The Prime Money Market Fund and the North Carolina Fund may acquire variable and floating rate notes, subject to each Fund's investment objective, policies, and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T with respect to the North Carolina Fund, (or PIMC with respect to the Prime Money Market Fund) under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T with respect to the North Carolina Fund (or PIMC with respect to the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Prime Money Market Fund or the North Carolina Fund, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes acquired by the Prime Money Market Fund may have maturities of more than one year and variable and floating rate notes acquired by the North Carolina Fund may have maturities of more than three years as follows:

         1. A note that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year with respect to the Prime Money Market Fund and not exceeding three years with respect to the North Carolina Fund.


         Tax-Exempt Obligations. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). In addition to North Carolina Tax-Exempt Obligations, the North Carolina Fund may invest in Tax-Exempt Obligations issued by or on behalf of states other than North Carolina, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities and North Carolina Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."

         Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. The North Carolina Fund is permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the North Carolina Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the North Carolina Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the North Carolina Fund.

         An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

         Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.


         When-Issued Securities. As discussed in the Prospectuses, each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Small Company Growth Fund, International Equity Fund, and Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.


         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         Calls. The Growth and Income Fund, Balanced Fund and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for the Growth and Income and Balanced Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in BB&T's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of its net assets.

         As described in the Prospectuses, the Small Company Growth Fund and the International Equity Fund will write call options only if they are "covered" and may buy call options. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.


         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T (or PEAC, with respect to the Small Company Growth Fund or CastleInternational, with respect to the International Equity Fund), in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices).
The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.


         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         Puts. The North Carolina Fund may acquire "puts" with respect to Tax-Exempt Obligations held in its portfolio and the Funds of Funds may acquire puts with respect to the securities in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the North Carolina Fund and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

         The North Carolina Fund and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The North Carolina Fund and the Funds of Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T's opinion, present minimal credit risks.

         See "Options and Futures" in the Prospectus regarding the Small Company Growth Fund's and the International Equity Fund's investment policy with respect to puts.

         Risk Factors Relating to Options. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's investment adviser or investment sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

         Futures Contracts and Related Options. The Small Company Growth Fund, the International Equity Fund, and the Funds of Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

         Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

Investment Restrictions

         Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus).


         None of the Funds of the Group (other than the International Equity Fund and Prime Money Market Fund) may:


         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts, with respect to each Fund other than the Small Company Growth Fund and the Funds of Funds, which may purchase futures contracts) oil, gas or mineral exploration or development programs, or real estate (although investments by the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, and the Funds of Funds in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         None of the Funds (except the Funds of Funds) may:


         1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that (i) the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, International Equity Fund and Prime Money Market Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; (ii) the North Carolina Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring
Fund)
having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; (iii) the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund may purchase shares of other investment companies in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder; and
(iv) this restriction (iii) is not fundamental with respect to the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund and may therefore be changed by a vote of a majority of the Trustees of the Group.


         The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, North Carolina Fund, Short-Intermediate Fund, and Intermediate Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, Short-Intermediate Fund and Intermediate Bond Fund may not purchase put options. The North Carolina Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         The International Equity Fund may not:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or a Fund's sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         The Prime Money Market Fund may not:

         1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Underwrite securities except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.


         The following investment restrictions are considered non-fundamental and therefore may be changed by a vote of a majority of the Trustees of the
Group:

         None of the Funds may:

         1. Enter into a repurchase agreement with a maturity in excess of seven days if such investment, together with other instruments in the Fund which are not readily marketable, exceeds 15% of such Fund's net assets except that the U.S. Treasury Fund and the Prime Money Market Fund will limit their investment in such securities to 10% of their net assets:

         None of the Funds (except the Prime Money Market Fund) may:

         1. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

          2. Invest in any issuer for purposes of exercising control or management; and

          3. Purchase or retain securities of any issuer if the officers or Trustees of the Group or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.


         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the fiscal years ended September 30, 1996, and September 30, 1995, the portfolio turnover rates for each of the Funds other than the U.S. Treasury Fund were as follows:
Short-Intermediate Fund:  54.82% and 106.81%, respectively; Intermediate Bond
Fund: 76.29% and 68.91%, respectively; Growth and Income Fund: 19.82% and 8.73%, respectively; North Carolina Fund: 20.90% and 9.38%, respectively; and Balanced Fund: 15.01% with respect to the common stock portion of its portfolio and 4.86% with respect to the fixed income portion of its portfolio and 23.68%; respectively. For the fiscal year ended September 30, 1996 and the period from commencement of operations, December 7, 1994, to September 30, 1995, the portfolio turnover rate for the Small Company Growth Fund was 71.62% and 46.97%, respectively. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each of the Group's Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         Because the U.S. Treasury Fund intends to invest entirely in securities with maturities of less than one year and because the Securities and Exchange Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the U.S. Treasury Fund was zero percent for the fiscal years ended September 30, 1996 and September 30, 1995, and is expected to remain zero percent for regulatory purposes.


                                   VALUATION

         The net asset value of each of the Funds, other than the Money Market Funds, is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). The net asset value of each Money Market Fund is determined and it Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio securities that a Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation of the Money Market Funds

         The U.S. Treasury Fund and the Prime Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund and the Prime Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund and the Prime Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.


Valuation of the Growth and Income Fund, North Carolina Fund,
Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, and the Funds of Funds

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair market value in BB&T's (or PNC Bank's, with respect to the Small Company Growth Fund) best judgment under procedures established by, and under the supervision of the Group's Board of Trustees.
The Funds of Funds will value their investments in mutual funds securities at the redemption price, which is net asset value.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by BB&T, PNC Bank, and CastleInternational from time to time.

         Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

Valuation of the International Equity Fund

         Valuation of securities of foreign issuers and those held by the International Equity Fund is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the means between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

         Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

         As discussed above, the International Equity Fund may use a pricing service or market/dealer experienced in such matters to value the Fund's securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each class of Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B or Trust Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of the Group may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

Purchase of Class A and Class B Shares

         As stated in the Class A and Class B Prospectus, the public offering price of Class A Shares of the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, and the International Equity Fund is their net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the Class A and Class B Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A and Class B Prospectus applies to purchases of Class A Shares of such a Fund by a Purchaser.


          Shares of The U.S. Treasury Fund and the Prime Money Market Fund and Class B Shares of each Fund are sold at their net asset value per share, as next computed after an order is received. The Prime Money Market Fund does not offer Class B Shares. However, as discussed in the Class A and Class B Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Shareholders obtaining Class B Shares of the U.S. Treasury Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the U.S. Treasury Fund within two years of purchase.


         Certain sales of Class A Shares are made without a sales charge, as described in the Class A and Class B Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or the Group have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Group's principal underwriter, BISYS acts as principal in selling Class A and Class B Shares of the Group to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Class A and Class B Prospectus (see "How to Purchase and Redeem Shares"). From time to time, BISYS will make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

Matters Affecting Redemption

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the fair market value of its total net assets.

         The Group may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.


                           ADDITIONAL TAX INFORMATION

         It is the policy of each of the Group's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Group's Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; (c) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. The 30% of gross income test described above may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months and to engage in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Group's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         A Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation:
(i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         Although each Fund expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special Federal tax treatment afforded a RIC, all of its taxable income will be subject to Federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Group's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Equity Fund

         Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity Fund that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the market-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the International Equity Fund may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity Fund may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         In addition, certain forward foreign currency contracts held by the International Equity Fund at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity Fund also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

Additional Tax Information Concerning the North Carolina Fund

         As indicated in the Prospectuses, the North Carolina Fund is designed to provide North Carolina Shareholders with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the North Carolina Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the North Carolina Fund being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         In addition, the North Carolina Fund may not be an appropriate investment for Shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the North Carolina Fund is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the North Carolina Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the North Carolina Fund during such year, regardless of the period for which the Shares were held.

         While the North Carolina Fund does not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The North Carolina Fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to Shareholders as long-term capital gains, regardless of how long a Shareholder has held the Shares of the North Carolina Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the North Carolina Fund to Shareholders within sixty days after the close of the Fund's taxable year.

         Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax.

         While the North Carolina Fund does not expect to earn any significant amount of investment company taxable income, taxable income earned by the North Carolina Fund will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the North Carolina Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the Prospectuses, the Fund may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the North Carolina Fund is to limit the acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the North Carolina Fund could acquire under the 1940 Act. Therefore, although the North Carolina Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the North Carolina Fund. If the North Carolina Fund was not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the North Carolina Fund. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the North Carolina Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the North Carolina Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS

         The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The Group has not independently verified this information.

         The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

         During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing of certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

         Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General

Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

         Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million. An additional $269.9 million was available from a reserved fund balance. Of this aggregate amount, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $292.6 million after certain other reservations. Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 was reserved in a Capital Improvement Reserve, and $26.2 was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1993, 1994, and 1995 was $681.5 million, $900.6 million, and $1,024.6 million, respectively. The foregoing results for fiscal year 1996 are based upon unaudited financial information supplied by the Office of State Budget and Management. Modified accrual basis results were not available as of the date this summary was prepared.

         The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

         In the 1996 Special Session, the General Assembly reviewed and adjusted the fiscal 1997 budget to take into account a General Fund surplus of over $700 million for the 1996 fiscal year. The General Assembly agreed to spend approximately $415.4 million on new or expanded programs, apply approximately $143 million to tax cuts and refunds, and reserve approximately $100 million in various savings and other reserve accounts. Funding for education and salaries for teachers and other state employees was increased. The tax cuts included a reduction in North Carolina's corporate income tax, sales tax on food, and inheritance tax, among other tax cuts. Legislators also significantly expanded North Carolina's industrial development policies, including the adoption of four new tax credits designed to make North Carolina more competitive in industrial recruitment. Overall, changes were made, or new credits added, in the following areas: investment tax credit, business tax credit, worker training tax credit, jobs creation tax credit, and research and development tax credit. The tax cuts will reduce North Carolina revenues by approximately $68.4 million for fiscal 1997 and by approximately $337 million when all cuts are phased in by 2001. The General Assembly also created a Clean Water Management Trust Fund, which will be used to finance projects to clean up or prevent surface water pollution. The Fund will receive 6.5% of the General Fund's unspent credit balance each year. The initial allocation to this Fund from the fiscal 1996 credit balance was $47.1 million.

         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in June 1996, North Carolina ranked eleventh among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in August 1996 to be 4.1% of the labor force, as compared with an unemployment rate of 5.1% nationwide.

         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

         1.      Swanson v. State of North Carolina -- State Tax Refunds -
Federal Retirees.   In Davis v. Michigan (1989), the United States Supreme
Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

         An additional lawsuit was filed in 1995 in State court by Federal pensioners to recover State income taxes paid on Federal retirement benefits. This case grew out of a claim by Federal pensioners in the original Federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and Federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by Federal retirees on Federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no court date has been set. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.

         2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

         On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order.

         The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

         3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock was challenged by the plaintiff on grounds that it violated the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action was a North Carolina corporation that did all or part of its business outside the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax was valid and constitutional. The United States Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory, and ordered the case back to the State Court for a ruling on the appropriate remedy. It is anticipated that the State Court will order the State of North

Carolina to pay refunds aggregating between $130 million and $140 million, including interest, although other alternative remedies are possible. In April 1995, the North Carolina General Assembly repealed North Carolina's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

         On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million in general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur during January, 1997.

         In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996.

         Currently, Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See the Appendix to this Statement of Additional Information.


                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

Officers

         The officers of each Fund of the Group, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                        Position(s) Held              Principal Occupation
Name and Address        With the Group                During the Past 5 Years
----------------        ----------------              -----------------------
SEAN M. KELLY           Chairman and Trustee          From 1993 to present, Senior Vice
                                                      President of Client Services of BISYS Fund
                                                      Services; prior to 1993, Senior Vice
                                                      President of Concord Financial Group

George R. Landreth      Treasurer                     From December, 1992 to
                                                      present, employee of
                                                      BISYS Fund Services; from
                                                      July, 1991 to December,
                                                      1992, employee of PNC
                                                      Financial Corp.; from
                                                      October, 1984 to July,
                                                      1991, employee of The
                                                      Central Trust Co., N.A.

Richard B. Ille         President and                 From July 1990 to present,
                        Secretary                     employee of BISYS Fund
                                                      Services; from May 1989
                                                      to July 1990, employee
                                                      of BISYS Fund Services
                                                      Ohio, Inc.

Alaina V. Metz          Assistant Secretary           From June 1995 to present,
                                                      employee, BISYS Fund
                                                      Services; from May 1989 -
                                                      June 1995, Supervisor,
                                                      Mutual Fund Legal
                                                      Department, Alliance
                                                      Capital Management.

Steven G. Mintos        Vice President                From January, 1987 to
                                                      present, employee and
                                                      Limited Partner of BISYS
                                                      Fund Services; from 1988
                                                      to present, Vice
                                                      President of BISYS Fund
                                                      Services Ohio, Inc., in
                                                      1986, Vice President of
                                                      BISYS Fund Services Ohio,
                                                      Inc.

D'Ray Moore             Assistant Secretary           From February, 1990 to
                                                      present, employee of
                                                      BISYS Fund Services.

Carl Juckett            Vice President                From July, 1994 to
                                                      present, employee of
                                                      BISYS Fund Services; from
                                                      January, 1989 to July,
                                                      1994, manager,
                                                      Broker/Dealer and
                                                      Investment Accounting
                                                      Systems, Huntington Bank.

Dana Gentile            Vice President                From 1987 to present,
                                                      employee of BISYS Fund
                                                      Services


         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group.

                              COMPENSATION TABLE(1)

                            Aggregate          Pension or                 Estimated           Total
                            Compensation       Retirement Benefits        Annual              Compensation
Name of Person,             from the           Accrued As Part            Benefits Upon       from the Group
Position                    Group              of Fund Expenses           Retirement          Paid to Trustee
--------------------        ----------------   ------------------         --------------      ----------------
J. David Huber(2)           None               None                       None                None
Chairman of the Board

W. Ray Long                 None               None                       None                None
Trustee

William E. Graham           $7,500             None                       None                $7,500
Trustee

Thomas W. Lambeth           $7,500             None                       None                $7,500
Trustee

Robert W. Stewart           $7,500             None                       None                $7,500
Trustee

Sean M. Kelly               None               None                       None                None
Chairman of the Board

(1) Figures are for the Funds' fiscal year ended September 30, 1996. The Group includes twelve separate series.

(2)  Mr. Huber resigned from the Board on December 12, 1996.



Investment Adviser

         Investment advisory and management services are provided to each Fund of the Group by BB&T pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated October 1, 1992.

         The Advisory Agreement provides that BB&T shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T in the performance of its duties, or from reckless disregard by BB&T of its duties and obligations thereunder.

         Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 1997 as to each of the Funds and from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL

INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         For the fiscal year ended September 30, 1996, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $731,113; Short-Intermediate U.S. Government Fund: $288,263 (which is $57,944 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $531,655 (which is $106,977 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund $1,005,731 (which is $484,272 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $179,367 (which is $35,889 less than the maximum amount of advisory fees, if charged); Balanced Fund: $371,267 (which is $178,695 less than the maximum amount of advisory fees, if charged) and Small Company Growth
Fund: $307,915 (which is $796 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the International Equity Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1996.


         For the fiscal year ended September 30, 1995, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $388,183 (which is $21,654 less than the maximum amount of advisory fees, if charged); Short-Intermediate Fund: $228,774 (which is $74,712 less than the maximum amount of advisory fees, if charged); Intermediate Bond Fund: $353,884 (which is $116,052 less than the maximum amount of advisory fees, if charged); Growth and Income Fund $530,197 (which is $328,103 less than the maximum amount of advisory fees, if charged); North Carolina Fund: $170,331 (which is $56,780 less than the maximum amount of advisory fees, if charged); and Balanced Fund:
$224,803 (which is $144,035 less than the maximum amount of advisory fees, if charged). For the period from commencement of operations, December 7, 1994, to September 30, 1995 the Small Company Growth Fund paid $67,765 in investment advisory fees to BB&T (which is $497 less than the maximum amount of advisory fees, if charged). The Funds of Funds and the International Equity Fund had not commenced operations as of September 30, 1995.


         For the fiscal year ended September 30, 1994, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $204,566 (which is $118,916 less than the maximum amount of advisory fees, if charged); Short-Intermediate Fund: $130,609 (which is $180,250 less than the maximum amount of advisory fees, if charged); Intermediate Bond Fund: $173,548 (which is $237,363 less than the maximum amount of advisory fees, if charged); Growth and Income Fund: $242,139 (which is $465,855 less than the maximum amount of advisory fees, if charged); North Carolina Fund: $94,776 (which is $128,836 less than the maximum amount of advisory fees, if charged); and Balanced Fund:
$96,932 (which is $173,034 less than the maximum amount of advisory fees, if charged).

Investment Sub-Advisers


         Investment sub-advisory and management services are provided to the Small Company Growth Fund by PNC Equity Advisors Company ("PEAC") pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 13, 1997 between BB&T and PEAC.

         The Sub-Advisory Agreement provides that PEAC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of PEAC in the performance of its duties, or from reckless disregard by PEAC of its duties and obligations thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1997 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or, on 60 days' written notice, by PEAC or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         For the fiscal year ended September 30, 1996 and for the period from commencement of operations, December 7, 1994, to September 30, 1995, the Small Company Growth Fund paid $154,356 and $34,132, respectively, in investment sub-advisory fees to PNC Bank, the former sub-adviser to the Fund.


         Investment sub-advisory and management services are provided to the International Equity Fund by CastleInternational Asset Management Limited ("CastleInternational"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of January 2, 1997 between BB&T and CastleInternational.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until December 31, 1997 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by Castle International, or by

BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Investment sub-advisory and management services are provided to the Prime Money Market Fund by PNC Institutional Management Corporation ("PIMC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of ___________, 1997 between BB&T and PIMC.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until ___________, 1998 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by PIMC or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Group may include descriptions of each investment sub-adviser including, but not limited to, (i) descriptions of the sub-adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the sub-adviser's operations.

Portfolio Transactions

         Pursuant to the Advisory Agreement, BB&T (and PEAC, with respect to the Small Company Growth Fund, CastleInternational, with respect to the International Equity Fund, and PIMC, with respect to the Prime Money Market
Fund) determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Small Company Growth Fund, International Equity Fund and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers.

With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T (and PEAC, with respect to the Small Company Growth Fund and CastleInternational with respect to the International Equity Fund) generally seeks competitive spreads or commissions, the Group may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


         During the fiscal year ended September 30, 1996, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $173,857. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $77,196,850; aggregate commissions: $145,882.

         During the fiscal year ended September 30, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $39,945. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $20,263,088; aggregate commissions: $6,614.

         During the fiscal year ended September 30, 1996, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $18,046.


         Allocation of transactions, including their frequency, to various dealers is determined by BB&T (and PEAC, with respect to the Small Company Growth Fund and CastleInternational, with respect to the International Equity
Fund) in its best judgment and in a manner deemed fair and reasonable to Shareholders. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T (and PEAC, with respect to the Small Company Growth Fund and CastleInternational, with respect to the International Equity
Fund) and does not reduce the advisory fees payable to BB&T, PEAC, or CastleInternational. Such information may be useful to BB&T, PEAC, or CastleInternational in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T, PEAC, or CastleInternational in carrying out its obligations to the Group.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable rules and regulations, BB&T, PEAC and CastleInternational will not execute portfolio transactions on behalf of the Funds through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with BB&T, PEAC, CastleInternational, PIMC, BISYS Fund Services, or their affiliates, and will not give preference to BB&T's or PEAC'S correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other investment company or account managed by BB&T, PEAC, CastleInternational or PIMC. Any such other investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T, PEAC, CastleInternational or PIMC believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T, PEAC, CastleInternational or PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the Group, BB&T, PEAC, CastleInternational or PIMC will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of BB&T, PNC Bank, or their parents, subsidiaries, or affiliates, and, in dealing with their customers, BB&T, PNC Bank and their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.


Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         BB&T and PNC Bank believe that they possess the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Advisory Agreement and Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T or PNC Bank from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by BB&T or PNC Bank, the Board of Trustees of the Group would review the Group's relationship with BB&T, PEAC, CastleInternational, or PIMC and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T, PEAC, CastleInternational, and PIMC or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the Group, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per Share or result in financial losses to any Customer.


Manager and Administrator


         BISYS serves as administrator (the "Administrator") to each Fund pursuant to the Management and Administration Agreement dated as of October 1, 1992, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by BB&T under the Advisory Agreement and PEAC, Castle International, and PIMC under the Sub-Advisory Agreements, those performed by Star Bank, N.A. and Bank of New York under their custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.


         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the U.S. Treasury Fund, to maintain office facilities for the Group, to maintain the Group's financial accounts and records, and to furnish the Group statistical and research data and certain bookkeeping services, and certain other services required by the Group. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares
Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Group's operations (other than those performed by BB&T under the Advisory Agreement and PEAC, CastleInternational and PIMC under the Sub-Advisory Agreements, those by Star Bank, N.A. and Bank of New York under its custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.


         For the fiscal years ended September 30, 1994, September 30, 1995, and September 30, 1996 each of the Funds paid the following administration fees to the Administrator: U.S. Treasury Fund: $161,741, $204,919, and 365,557 respectively; Short-Intermediate Fund: $103,554, $101,143, and $115,305 respectively; Intermediate Bond Fund: $136,908, $156,602, and $212,620 respectively; Growth and Income Fund: $191,291, $231,669 (which is $282 less than the maximum amount of administration fees, if charged), and $402,293 respectively; North Carolina Fund: $22,474, $56,787 (which is $18,917 less than the maximum amount of administration fees, if charged), and $53,810 (which is $17,942 less than the maximum amount of administration fees, if charged) respectively; and Balanced Fund: $71,791, $99,630, and $148,506, respectively. For the period from commencement of operations to September 30, 1995 and for the fiscal year ended September 30, 1996, the Small Company Growth Fund paid $13,553 in administration fees to the Administrator (which is $95 less than the maximum amount of administration fees, if charged) and $61,583, respectively. As of September 30, 1996, the Funds of Funds, the International Equity Fund and the Prime Money Market Fund had not yet commenced operations and therefore paid no administration fees for any of the above-mentioned periods.


         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), will continue until September 30, 1997. Thereafter, the Administration Agreement shall be renewed automatically for successive five year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration

Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Group in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.




Distributor

         BISYS serves as distributor to each Fund of the Group pursuant to a Distribution Agreement dated October 1, 1993, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         The fee of .50% of average daily net assets of Class A Shares of each Fund (which has been voluntarily reduced to .25%) and the fee of 1.00% of average daily net assets of Class B Shares of each Fund payable under the Fund's Distribution Plan, to which Class A and Class B Shares of each Fund of the Group are subject, is described in the Class A and Class B Prospectus.

         For the fiscal years ended September 30, 1994, September 30, 1995, and September 30, 1996, each of the Funds paid the following fees under the Distribution Plan for Investor Shares (now redesignated as Class A Shares):
U.S. Treasury Fund: $2,502, $14,832 (which is $14,832 less than the maximum amount of fees under the Distribution Plan, if charged), and $52,079 (which is $56,370 less than the maximum amount of fees under the Distribution Plan, respectively; Short-Intermediate Fund: $27,203, $19,162 (which is $19,117 less than the maximum amount of fees under the Distribution Plan, if charged), and $16,736 (which is $16,727 less than the maximum amount of fees under the Distribution Plan, respectively; Intermediate Bond Fund: $17,090, $15,210 (which is $15,187 less than the maximum amount of fees under the Distribution Plan, if charged), and $10,896 (which is $10,876 less than the maximum amount of fees under the Distribution Plan, respectively; Growth and Income Stock
Fund: $18,374, $21,918 (which is $21,955 less than the maximum amount of fees under the Distribution Plan, if charged), and $36,560 (which is $36,674 less than the maximum amount of fees under the Distribution Plan, respectively; North Carolina Fund: $20,507, $13,671 (which is $31,865 less than the maximum amount of fees under the Distribution Plan, if charged), and $13,524 (which is $31,563 less than the maximum amount of fees under the Distribution Plan, respectively; and Balanced Fund: $16,172, $20,985 (which is $20,993 less than the maximum amount of fees under the Distribution Plan, if charged), and $28,015 (which is $28,058 less than the maximum amount of fees under the Distribution Plan, respectively. For the fiscal year ended September 30, 1996 and for the period from commencement of operations, December 7, 1994, to September 30, 1995, the Small Company Growth Fund paid $935 in fees under the Distribution Plan for Class A Shares (which is $950 less than the maximum amount of fees under the Distribution Plan, if charged) and $9,343 (which is $9,430 less than the maximum amount of fees under the Distribution Plan.


         For the period from January 1, 1996 to September 30, 1996, each of the Funds paid the following fees under the Distribution Plan for Class B Share:
U.S. Treasury Fund: $5,530; Intermediate U.S. Government Fund: $1,386; Growth and Income Stock Fund: $14,031; Balanced Fund: $11,185; and Small Company Growth Fund: $10,500.


         The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Restated Distribution Plan reflecting the creation of Class B Shares was approved on September 21, 1995. The Distribution Plan provides for fees only upon the Class A and Class B Shares of each Fund.

         On October 1, 1993, The Winsbury Company (now known as BISYS Fund Services) and its affiliated companies, including The Winsbury Service Corporation (now known as BISYS Fund Services Ohio, Inc.), were acquired by the BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations.

         The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of the Group, and is materially identical to the terminated distribution agreement.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A and Class B Shares. The Group's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian

         Star Bank, N.A. serves as the Group's Custodian. Bank of New York serves as the International Equity Fund's Custodian.

Transfer Agent and Fund Accounting Services


         BISYS Fund Services Ohio, Inc. serves as transfer agent to each Fund of the Group pursuant to a Transfer Agency Agreement with the Group.


         BISYS Fund Services Ohio, Inc. also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Group. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each Fund at the annual rate of .03% of such Fund's average daily net assets, subject to a minimum annual fee.

Independent Accountants

         KPMG Peat Marwick LLP ("KPMG") has been selected as independent certified public accountants. KPMG's address is Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215.

Legal Counsel

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 are counsel to the Group.


                            PERFORMANCE INFORMATION

Yields of the Money Market Funds

         As summarized in the Prospectuses of the U.S. Treasury Fund and the Prime Money Market Fund under the heading "Performance Information," the "yield" of the U.S. Treasury Fund and the Prime Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.


         The yield and effective yield of each Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.


         With respect to Investor Shares (now redesignated as Class A Shares), for the seven-day period ended September 30, 1996, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.41% and 4.51%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1996, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.61% and 4.71%, respectively. With respect to the Class B Shares, for the seven-day period ended September 30, 1996, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 3.61% and 3.68%.

Yields of the Other Funds of the Group

         As summarized in the Prospectuses under the heading "Performance Information," yields of the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, International Equity Fund, and the Funds of Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period, according to the following formula:


                                          a-b
                      30-Day Yield = 2[( ----- +1)(6)-1]
                                          cd

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

         Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each Fund.

         The North Carolina Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the North Carolina Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the North Carolina Fund is computed by dividing that portion of the effective yield of the North Carolina Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         With respect to Investor Shares (now redesignated as Class A Shares), for the 30-day period ended September 30, 1996, the yields of the Funds were as follows: Short-Intermediate Fund -- 5.17% (with maximum sales load) and 5.28% (with no sales load); Intermediate Bond -- 5.44% (with maximum sales load) and 5.70% (with no sales load); North Carolina Fund -- 3.46% (with maximum sales load) and 3.53% (with no sales load); and Balanced Fund -- 3.49% (with maximum sales load) and 3.65% (with no sales load). With respect to Class A Shares, the tax-equivalent yield for the North Carolina Fund for the same period was 5.73% (with maximum sales load) and 5.85% (with no sales load).

         With respect to Class B Shares for the 30-day period ended September 30, 1996, the yields of the Funds were as follows: Intermediate Bond -- 4.95% and Balanced Fund -- 2.91%.

         With respect to Trust Shares, for the 30-day period ended September 30, 1996, the yields of each of the Funds (with no sales load) were as follows:
Short-Intermediate Fund -- 5.93%; Intermediate Bond Fund -- 5.95%; North Carolina Fund -- 3.68%; and Balanced Fund -- 3.90%. With respect to Trust Shares, the tax-equivalent yield for the North Carolina Fund for the same period was 6.10%.

         There is no yield information available for the Funds of Funds and the International Equity Fund which had not commenced operations as of the date of this Statement of Additional Information.

         Investors in the Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, International Equity Fund, and Funds of Funds, are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

Calculation of Total Return

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         With respect to Investor Shares (now redesignated as Class A Shares), for the one-year period ended September 30, 1996, average annual total returns (with maximum sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina Tax-Free, Balanced, and Small Company Growth Funds were 2.03%, -1.52%, 15.54%, .53%, 7.37% and 38.46%, respectively. For the same period, average annual total returns (without sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina Tax-Free, U.S. Treasury, Balanced, and Small Company Growth Funds were 4.09%, 3.17%, 20.97%, 2.61%, 4.49%, 12.43% and 44.94%, respectively.

         With respect to Trust Shares, for the one-year period ended September 30, 1996, average annual total return for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were 4.36%, 3.43%, 21.31%, 2.77%, 4.74%, 12.74% and
45.37%, respectively. The Funds of Funds and the International Equity Fund had not commenced operations as of September 30, 1996.

         With respect to Class B Shares, for the period from January 1, 1996 through September 30, 1996, average annual total returns (with maximum sales load) for the Intermediate Bond, Growth and Income, Balanced and Small Company Growth Funds were -

7.20%, 7.01%, .67% and 32.27%, respectively. For the same period, average annual total returns (without sales load) for the Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were - 2.48%, 12.01%, 2.53%, 5.67% and 37.27%, respectively.

         With respect to Investor Shares (now redesignated as Class A Shares), for the period since commencement of operations of each of the Funds through September 30, 1996, average annual total returns (with maximum sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, Balanced and Small Company Growth Funds were 4.27%, 4.06%, 13.69%, 3.33%, 8.27% and 46.84%, respectively. For the same period, average annual total returns (without sales load) for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were 4.81%, 5.27%, 15.00%, 3.85%, 3.67%, 9.81% and 50.59%, respectively.

         With respect to Trust Shares, for the period since commencement of operations of each of the Funds through September 30, 1996, average annual total return for the Short-Intermediate, Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were 5.05%, 5.52%, 15.30%, 3.97%, 3.88%, 10.00% and 51.06%, respectively. The Funds of Funds and the International Equity Fund had not commenced operations as of September 30, 1996.

         With respect to Class B Shares, for the period since commencement of operations of each of the Funds through September 30, 1996, average annual total returns (with maximum sales load) for the Intermediate Bond, Growth and Income, Balanced and Small Company Growth Funds were -7.20%, 7.01%, .67%, 32.27%, respectively. For the same period, average annual total returns (without sales load) for the Intermediate Bond, Growth and Income, North Carolina, U.S. Treasury, Balanced and Small Company Growth Funds were -2.48%, 12.01%, 2.53%, 5.67% and 37.27%, respectively.

         The yields, effective yields, tax-equivalent yields, tax-equivalent effective yields, and total return set forth above were calculated for each class of each Fund's Shares. No yield information is available for the Funds of Funds or the International Equity Fund, which had not commenced operations as of the date of this Statement of Additional Information.

         At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

Performance Comparisons

         Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper

Analytical Services as having the same investment objectives may from time to time be included in advertisements.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group, (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE") is an index composed of a sample of companies representative of the market structure of twenty European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of all domestically listed stocks.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating organization ("NRSRO").

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

         In addition, with respect to the North Carolina Fund, the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3.00% to 5.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the North Carolina Fund, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. Investors should consult their tax advisers with specific reference to their own tax situation.



                                          APPROXIMATE YIELD TABLE:  NORTH CAROLINA FUND
------------------------------------------------------------------------------------------------------------------------

SINGLE RETURN                          COMBINED
SAMPLE                     NORTH       FEDERAL AND
TAXABLE     FEDERAL       CAROLINA       N.C.              ................... TAX-EXEMPT YIELDS ..................
INCOME      MARGINAL      MARGINAL     MARGINAL
(1997)      TAX RATE      TAX RATE     TAX RATE    3.00        3.50%         4.00%       4.50%        5.00%       5.50%
------

------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$12,750     15.00%        6.00%        20.10%      3.75%       4.38%         5.01%       5.63%        6.26%       6.88%

FROM
$12,751 TO
$24,650     15.00%        7.00%        20.95%      3.80%       4.43%         5.06%       5.69%        6.33%       6.96%

FROM
$24,651 TO
$59,750     28.00%        7.00%        33.04%      4.48%       5.23%         5.97%       6.72%        7.47%       8.21%

FROM
$59,751 TO
$60,000     31.00%        7.00%        35.83%      4.68%       5.45%         6.23%       7.01%        7.79%       8.57%

FROM
$60,001 TO
$124,650    31.00%        7.75%        36.35%      4.71%       5.50%         6.28%       7.07%        7.86%       8.64%

FROM
$124,651 TO
$271,050    36.00%        7.75%        40.96%      5.08%       5.93%         6.78%       7.62%        8.47%       9.32%

OVER
$271,050    39.60%        7.75%        44.28%      5.38%       6.28%         7.18%       8.08%        8.97%       9.87%



-------------------------------------------------------






              6.00%       6.50%        7.00%
-------------------------------------------------------
FROM
$0 TO
$12,750        7.51%       8.14%       8.76%

FROM
$12,751 TO
$24,650        7.59%       8.22%       8.86%

FROM
$24,651 TO
$59,750        8.96%       9.71%      10.45%

FROM
$59,751 TO
$60,000        9.35%      10.13%      10.91%

FROM
$60,001 TO
$124,650       9.43%      10.21%      11.00%

FROM
$124,651 TO
$271,050      10.16%      11.01%      11.86%

OVER
$271,050      10.77%      11.67%      12.56%




                                          APPROXIMATE YIELD TABLE:  NORTH CAROLINA FUND
------------------------------------------------------------------------------------------------------------------------

MARRIED
FILING JOINTLY                         COMBINED
SAMPLE                     NORTH      FEDERAL AND
TAXABLE     FEDERAL       CAROLINA       N.C.             ................... TAX-EXEMPT YIELDS ....................
INCOME      MARGINAL      MARGINAL     MARGINAL
(1997)      TAX RATE      TAX RATE     TAX RATE    3.00        3.50%         4.00%       4.50%        5.00%       5.50%
------
------------------------------------------------------------------------------------------------------------------------
FROM
$0 TO
$21,250     15.00%        6.00%        20.10%      3.75%       4.38%         5.01%       5.63%        6.26%       6.88%

FROM
$21,251 TO
$41,200     15.00%        7.00%        20.95%      3.80%       4.43%         5.06%       5.69%        6.33%       6.96%

FROM
$41,201 TO
$99,600     28.00%        7.00%        33.04%      4.48%       5.23%         5.97%       6.72%        7.47%       8.21%

FROM
$99,601 TO
$100,000    31.00%        7.00%        35.83%      4.68%       5.45%         6.23%       7.01%        7.79%       8.57%

FROM
$100,001 TO
$151,750    31.00%        7.75%        36.35%      4.71%       5.50%         6.28%       7.07%        7.86%       8.64%

FROM
$151,751 TO
$271,050    36.00%        7.75%        40.96%      5.08%       5.93%         6.78%       7.62%        8.47%       9.32%

OVER
$271,050    39.60%        7.75%        44.28%      5.38%       6.28%         7.18%       8.08%        8.97%       9.87%





-----------------------------------------------






               6.00%       6.50%         7.00%

-----------------------------------------------
FROM
$0 TO
$21,250         7.51%       8.14%         8.76%

FROM
$21,251 TO
$41,200         7.59%       8.22%         8.86%

FROM
$41,201 TO
$99,600         8.96%       9.71%        10.45%

FROM
$99,601 TO
$100,000        9.35%      10.13%        10.91%

FROM
$100,001 TO
$151,750        9.43%      10.21%        11.00%

FROM
$151,751 TO
$271,050       10.16%      11.01%        11.86%

OVER
$271,050       10.77%      11.67%        12.56%

         The "combined Federal and N.C. Marginal Tax Rate" represents the combined federal and North Carolina tax rates available to taxpayers who itemize deductions adjusted to account for the federal deduction of state taxes paid.

         Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the North Carolina Fund. Actual performance of the Fund may be more or less than that noted in the hypothetical illustrations.


                             ADDITIONAL INFORMATION

Organization and Description of Shares


         The Group was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Group's Agreement and Declaration of Trust has been amended two times: (1) on June 25, 1992 to change the Group's name, and (2) on August 18, 1992, to provide for the issuance of multiple classes of shares. A copy of the Group's Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Group presently has nine series of Shares offered to the public which represent interests in the U.S. Treasury Fund, Prime Money Market Fund, Growth and Income Fund, North Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Small Company Growth Fund, and International Equity Fund, respectively. The Group also offers three additional series of Shares which represent interests in the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Funds (the "Funds of Funds"). These Funds of Funds offer Trust Shares only. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Group and its Shares," shares of the Group are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Group and filed with the Group's custodian or by vote of the holders of two-thirds of the outstanding shares of the Group at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Group's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Group and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the Group or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.
The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the Group for payment.

Miscellaneous

         The Group may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the Group, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Group for the most recent fiscal year or half-year and to provide the views of the Investment Adviser and/or Group officers regarding expected trends and strategies.

         The organizational expenses of the Group have been allocated to each Fund and are being amortized over a period of two years from the commencement of the public offering of Shares of the Group. In the event any of the initial Shares of the Group are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of the Group subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

         The Group is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Group.


         As of January 30, 1997, the following persons owned of record or beneficially 5% or more of the Class A, Class B, or Trust Shares of the listed
Funds:


               U.S. Treasury Money Market Fund - Class A Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens, Inc.                              16,216,820.080                   59.31%
For the Exclusive Benefit
   of Our Customers
111 Center Street
Little Rock, AR  72201

Joseph Riddle III and                        1,969,884.330                                     7.20%
  George Armstrong
Trust Joseph P. Riddle III
  and Carolyn R. Armstrong
  and Sharlene R. Williams
Revocable Insurance Trust
P.O. Box 53646
Fayetteville, N.C.  28305

                U.S. Treasury Money Market Fund - Trust Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Branch Banking & Trust Co.                   24,058,258.440                                    12.24%
FBO Daily Recordkeeping Plans
Attn:  Corp Employee Benefit
  Serv/Ops Mgr
434 Fayetteville St., 4th Floor
Raleigh, N.C.  27601-1767

Wilbranch                                   156,680,552.930                                    79.73%
Cash
Attn:  J. Michael Pollock
P.O. Box 2887
Wilson, NC  27894-1847

Benefit Service Corporation                  11,284,429.580                                     5.74%
Agnt BB&T Savings and
  Thrift Plan
1375 Peachtree St., Suite 300
Atlanta, GA  30309


               U.S. Treasury Money Market Fund - Class B Shares
               ------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Branch Banking & Trust Co.,                 91,701.450                                         6.49%
Custodian
Robert A. Robertson
Rollover IRA
1001 Areheart St.
West Columbia, SC  29169

           Short Intermediate U.S. Government Fund - Class A Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Henry Fibers, Inc.                          72,916.746                                         12.08%
Attn:  George F. Henry, Jr.
  President
P.O. Box 1675
Gastonia, NC  28053

Stephens, Inc.                              97,923.007                       16.26%
For the Exclusive Benefit
  of Our Customers
111 Center Street
Little Rock, AR  72201


            Short Intermediate U.S. Government Fund - Trust Shares
            ------------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
CAP Co.                                       882,119.263                                       8.98%
P.O. Box 2887
Wilson, NC  27894-2887

Wilbranch Co.                               7,666,898.710                                      78.03%
P.O. Box 2887
Wilson, NC 27894-2887


           Intermediate U.S. Government Bond Fund - Class A Shares
           -------------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens, Inc.                              76,249.722                       16.75%
For the Exclusive Benefit of
  Our Customers
111 Center Street
Little Rock, AR  72201

Federated Bank Trust Agent                  53,757.160                                         11.81%
Agnt For BB&T Trustee
FBO World Acceptance Corp.
Attn:  Trust OPS
P.O. Box 418
Pittsburgh, PA  15230-0418


            Intermediate U.S. Government Bond Fund - Trust Shares
            -----------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
CAP Co.                                       755,735.131                                       5.78%
P.O. Box 2887
Wilson, NC  27894-2887

Wilbranch Co.                               6,437,261.635                                      49.26%
P.O. Box 2887
Wilson, NC  27894-2887

Wilbranch Co.                                 755,735.131                                       5.78%
P.O. Box 2887
Wilson, NC  27894-2887

CAP Co.                                       666,998.115                                       5.10%
P.O. Box 2887
Wilson, NC  27894-2887


           Intermediate U.S. Government Bond Fund - Class B Shares
           -------------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
NC Foundation Seed Producers                2,925.409                                          6.65%
8220 Riley Hill Rd.
Zebulon, NC  27597

Branch Banking & Trust Co.,                 3,904.868                                          8.88%
Custodian
Eleanor G. Major
IRA Rollover
P.O. Box 125  105 S Academy
Varnville, SC  29944

L.J. Inc.                                   5,412.811                                          12.31%
Attn:  Keith Coffer
220 Stoneridge Dr., Suite 405
Columbia, SC  29210

William Ted Camp                            2,617.403                                           5.95%
2105 W. Nash. St.
Wilson, NC  27893

Indiraben D. Patel                          5,230.576                                          11.90%
P.O. Box 95
Siler City, NC  27344




                Growth and Income Stock Fund - Class A Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens, Inc.                              241,543.566                      16.08%
For the Exclusive Benefit
   of Our Customers
111 Center Street
Little Rock, AR  72201

Federated Bank Trust Agent                   88,490.111                                        5.90%
Agnt for BB&T Trustee
FBO World Acceptance Corp
Attn:  Trust Ops.
P.O. Box 418
Pittsburgh, PA  15230-0418

                 Growth and Income Stock Fund - Trust Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Wilbranch Co.                               6,431,408.971                                      40.86%
P.O. Box 2887
Wilson, NC 27894-2887

CAP Co.                                       916,179.474                                       5.82%
P.O. Box 2887
Wilson, NC  27894-2887

Benefit Service Corporation                   960,416.027                                       6.10%
Agnt BB&T Savings and
  Thrift Plan
1375 Peachtree St., Suite 300
Atlanta, GA  30309

Wilbranch Co.                               6,129,411.066                                      38.94%
P.O. Box 2887
Wilson, NC  27894-2887


          North Carolina Intermediate Tax-Free Fund - Class A Shares
          ----------------------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens, Inc.                              185,168.634                      20.43%
For the Exclusive Benefit
   of Our Customers
111 Center Street
Little Rock, AR  72201

Helen H. Hendricks                           55,945.710                                        6.17%
277 Beechwood Dr.
Mocksville, NC  27028

           North Carolina Intermediate Tax-Free Fund - Trust Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Wilbranch                                   6,308,465.918                                      100%
P.O. Box 2887
Wilson, NC  27894-2887


                        Balanced Fund - Class A Shares
                        ------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens, Inc.                              380,666.834                      33.76%
For the Exclusive Benefit
   of Our Customers
111 Center Street
Little Rock, AR  72201


                         Balanced Fund - Trust Shares
                         ----------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Wilbranch Co.                                 697,392.036                                      11.59%
P.O. Box 2887
Wilson, NC  27894-2887

Branch Banking & Trust Co.                    791,842.592                                      13.16%
FBO Daily Recordkeeping Plans
Attn: Corp Employee Benefit Serv/
Ops Manager
434 Fayetteville St., 4th Floor
Raleigh, NC  27601-1767

Wilbranch Co.                               3,418,970.226                                      56.80%
P.O. Box 2887
Wilson, NC 27894-2887

Cap Co.                                       306,074.911                                       5.09%
P.O. Box 2887
Wilson, NC  27894-2887

                  Small Company Growth Fund - Class A Shares


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Stephens Inc.                               54,446.227                       12.47%
For The Exclusive Benefit
  Of Our Customers
111 Center St.
Little Rock, AR 72201


                   Small Company Growth Fund - Trust Shares
                   ----------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Wilbranch Co.                               557,360.311                                        28.62%
P.O. Box 2887
Wilson, NC 27894-2887

CAP Co.                                     244,058.619                                        12.53%
P.O. Box 2887
Wilson, NC 27894-2887

Wilbranch Co.                               557,101.878                                        28.61%
P.O. Box 2887
Wilson, NC  27894-2887

Benefit Service Corporation                 209,764.319                                        10.77%
Agnt BB & T Savings &
  Thrift Plan
1375 Peachtree St., Suite 300
Atlanta, GA  30309-0000

Branch Banking & Trust Co.                  154,599.474                                         7.94%
FBO Daily Recordkeeping Plans

Attn:  Corp Employee Benefit
 Serv/Ops Mgr
434 Fayetteville St., 4th Floor
Raleigh, N.C.  27601-1767


                  International Equity Fund - Class A Shares
                  ------------------------------------------


                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
James T. Ballou                             504.234                                            16.79%
IRA
3706 Darwin Rd.
Durham, NC  27707

Kittara C. Worthington                      189.934                                             6.32%
IRA 11125 U.S. Highway 17 N
Wilmington, NC  28405

Frank A. McClure, III                       236.518                                             7.88%
Cust. Elizabeth Britt McClure
UGMA SC
30 Savage St.
Charleston, SC  29401

Suzanne E. Fleming                          222.068                                             7.39%
1921 Clarksville Dr.
Scotland Neck, NC  27874

Jane M. Greene                              246.548                                             8.21%
  and John R. Greene
JTWROS
207 Delbert Dr.
Goldsboro, NC  27534

Jenean Sasser                               248.509                                             8.27%
and Dottie Waters
JTWROS
203 Saddlewood Dr.
Goldsboro, NC  27534

Frank A. McClure, III                       236.518                                             7.88%
Cust. Grant W. McClure

UGMA SC
30 Savage St.
Charleston, SC  29401

Frank A. McClure, III                       236.518                                            7.88%
Cust. Alexandra Daley McClure
UGMA SC
30 Savage St.
Charleston, SC  29401

Ronette Kolotkin                            299.254                                            9.96%
Trst. S.J. Rhoades Irrevocable
  Gift Trust For Edward
DTD 12/30/96
1004 Noorwood Ave.
Durham, NC  27707

                   International Equity Fund - Trust Shares
                   ----------------------------------------

                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Wilbranch Co.                               1,176,311.723                                      39.69%
P.O. Box 2887
Wilson, NC 27894-2887

Wilbranch Co.                               1,634,110.874                                      55.13%
P.O. Box 2887
Wilson, NC 27894-2887

                  International Equity Fund - Class B Shares
                  ------------------------------------------

                                                                                 Percent Owned
                                                                                 -------------
Name and Address                             Total Shares                 Record Only      Beneficially
----------------                             ------------                 -----------      ------------
Brian W. Olsen                              690.335                                            11.61%
and Susan M. Olsen
JTWROS
408 March Ln.
Goldsboro, NC  27534

Brenda E. Foscue                            396.825                                             6.67%
767 Renfrow Narron Rd.
Middlesex, NC  27557

AA                                            397.614                                           6.68%
Jane W. Best
IRA
1603 Rose St.
Goldsboro, NC  27530

AA                                            347.653                                           5.84%
Rose H. Poole
IRA
132 Poole Rd.
Casar, NC  28020

Jimmy Lee Gwyn                              2,002.792                                          33.67%
3608 Mizell Rd.
Greensboro, NC  27405

Danny E. Evans                                886.700                                          14.91%
201 Muriel Hooks Dr.
Goldsboro, NC  27530

Brenda G. Graham                              488.857                                           8.22%
IRA
P.O. Box 164
Matthews, NC  26106




         As of January 30, 1997, BB&T owned of record substantially all of the outstanding Trust Shares of each of the Funds, and held voting or investment power with respect to [____%, ____%, ____%, ____%, ____%, ____%, and ____%] of
the Trust Shares of the U.S. Treasury, Short-Intermediate, North Carolina, Growth and Income, Intermediate Bond, Balanced, and Small Company Growth Funds, respectively. As a result, BB&T may be deemed to be a "controlling person" of the Trust Shares of each of the Funds under the 1940 Act.

         As of January 30, 1997, Stephens Inc., For the Exclusive Benefit of Our Customers, 111 Center Street, Little Rock, AR 72201: record owner with respect to 59.31% and 33.76% of the Class A Shares of the U.S. Treasury Money Market and Balanced Funds, respectively. Accordingly, Stephens, Inc. may be deemed to be a "controlling person" of the Class A Shares of the Funds of which it is a shareholder.


         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

FINANCIAL STATEMENTS

Independent Auditors Report

Audited Financial Statements as of September 30, 1996

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by BB&T with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by BB&T and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         BB Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+     High credit quality.  Protection factors are strong.
         AA      Risk is modest but may vary slightly from time to time
         AA-     because of economic conditions.

         A+      Protection factors are average but adequate. However,
         A       risk factors are more variable and greater in periods
         A-      of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk, albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

           Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

                                -Leading market positions in well-established industries.

                                -High rates of return on funds employed.

                                -Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                                -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                -Well-established access to a range of
                                financial markets and assured sources of alternate liquidity.

           Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short- term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

           A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

           A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

           A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A2      Obligations supported by a good capacity for timely repayment.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1         This designation denotes best quality.  There is present
                     strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2         This designation denotes high quality.  Margins of
                     protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

          TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

          TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


Definitions of Certain Money Market Instruments

Commercial Paper

          Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

          Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

          Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

          U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

          U.S. Government Agency and Instrumentality Obligations

          Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
 BB&T Mutual Funds Group:

We have audited the accompanying statements of assets and liabilities of the BB&T Mutual Funds Group-U.S. Treasury Money Market Fund, Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, North Carolina Intermediate Tax-Free Fund, Growth and Income Stock Fund, Balanced Fund and Small Company Growth Fund, including the schedules of portfolio investments, as of September 30, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the BB&T Mutual Funds Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the BB&T Mutual Funds Group at September 30, 1996, the results of their operations, the changes in their nets assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Columbus, Ohio
November 8, 1996

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                     STATEMENTS OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1996



                                                            U.S. Treasury   Short-Intermediate    Intermediate
                                                            Money Market     U.S. Government    U.S. Government
                                                                Fund           Income Fund         Bond Fund
                                                            --------------  ------------------  -----------------

                    ASSETS:
Investments, at value (Amortized cost $118,757,258;
cost $68,917,857; and $124,082,549, respectively)......      $ 118,757,258     $ 68,372,719       $ 122,548,269
Repurchase agreements, at cost.........................        117,372,191               --                 --
                                                             -------------      -----------       -------------
Total Investments......................................        236,129,449       68,372,719         122,548,269
Interest receivable....................................            111,458          999,247           1,819,677
Prepaid expenses and other.............................              6,811            2,354               3,455
                                                             -------------      -----------        ------------
          Total Assets.................................        236,247,718       69,374,320         124,371,401
                                                             -------------      -----------        ------------
                                   LIABILITIES:
Dividends payable......................................            865,628          331,984             615,773
Accrued expenses and other payables:
    Investment advisory fees...........................             76,392           28,174              50,912
    Administration fees................................             38,196           11,270              20,365
    Distribution fees..................................              5,361            1,298               1,016
    Accounting and transfer agent fees.................             20,150           12,198              16,970
    Other..............................................             31,396           11,910              21,254
                                                             -------------      -----------        ------------
          Total Liabilities............................          1,037,123          396,834             726,290
                                                             -------------      -----------        ------------
                                   NET ASSETS:
Capital................................................        235,210,595       71,003,107         127,115,765
Undistributed net investment income....................                 --               --               5,718
Net unrealized depreciation on investments.............                 --         (545,138)         (1,534,280)
Accumulated undistributed net realized losses on
investment transactions................................                 --       (1,480,483)         (1,942,092)
                                                             -------------      -----------        ------------
          Net Assets                                         $ 235,210,595     $ 68,977,486       $ 123,645,111
                                                             =============      ===========        ============

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                              SEPTEMBER 30, 1996


                                                            U.S. Treasury   Short-Intermediate    Intermediate
                                                            Money Market     U.S. Government    U.S. Government
                                                                Fund           Income Fund         Bond Fund
                                                            --------------  ------------------  -----------------

Net Assets
         Class A.......................................      $  27,931,354     $  6,356,000         $ 3,659,147
         Class B.......................................          1,304,785               --             353,334
         Trust Class...................................        205,974,456       62,621,486         119,632,630
                                                             -------------     ------------       -------------
             Total.....................................      $ 235,210,595     $ 68,977,486       $ 123,645,111
                                                             =============     ============       =============
Outstanding units of beneficial interest (shares)
         Class A.......................................         27,931,354          653,039             380,071
         Class B.......................................          1,304,785               --              36,791
         Trust Class...................................        205,974,456        6,430,579          12,411,224
                                                              ------------      -----------        ------------
             Total.....................................        235,210,595        7,083,618          12,828,086
                                                              ============      ===========        ============
Net asset value
         Class A--redemption price per share...........       $       1.00      $      9.73        $       9.63
         Class B--offering price per share*............               1.00               --                9.60
         Trust Class--offering and redemption price per
                     share.............................               1.00             9.74                9.64
                                                              ============      ===========        ============
Maximum Sales Charge (Class A).........................                                2.00%               4.50%
                                                                                ===========        ============
Maximum Offering Price (100%/ (100%-Maximum Sales
Charge) of net asset value adjusted to nearest cent)
per share--Class A.....................................       $       1.00(a)   $      9.93        $      10.08
                                                              ============      ===========        ============


----------
* Redemption price per share (Class B) varies by length of time shares are held.
(a) Offering price and redemption price are the same for the U.S. Treasury Money Market Fund.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1996

                                                   North Carolina     Growth and                   Small Company
                                                    Intermediate     Stock Income     Balanced        Growth
                                                    Tax-Free Fund        Fund           Fund           Fund
                                                    --------------    ------------   -----------   --------------
               ASSETS:
Investments, at value (Cost $38,239,071;
$182,180,043; $75,172,426; and $31,600,228,
respectively).....................................   $ 38,344,894    $ 229,746,482  $ 83,721,546    $ 47,530,175
Cash..............................................             --               --            --             603
Interest and dividends receivable.................        505,044          480,905       802,367           1,346
Receivable for capital shares issued..............             --           11,672            --           8,172
Receivable from brokers for investments sold......             --               --            --         155,737
Unamortized organization costs....................             --               --            --           2,099
Prepaid expense and other.........................          3,840            6,854         2,255          21,262
                                                      -----------     ------------   -----------      ----------
         Total Assets.............................     38,853,778      230,245,913    84,526,168      47,719,394
                                                      -----------     ------------   -----------      ----------
               LIABILITIES:
Dividends payable.................................        113,896          254,872       270,535              --
Payable for capital shares redeemed...............             --               --           665              --
Payable to brokers for investments purchased......        994,750          301,705            --         655,782
Accrued expenses and other payables:
         Investment advisory fees.................         15,331           93,590        34,068          36,192
         Administration fees......................          4,599           37,436        13,627           7,238
         Distribution fees........................          1,139            6,721         4,349           3,744
         Accounting and transfer agent fees.......         10,604           27,468        20,882          20,517
         Other....................................          9,205           36,132        13,447          10,521
                                                      -----------     ------------   -----------      ----------
         Total Liabilities........................      1,149,524          757,924       357,573         733,994
                                                      -----------     ------------   -----------      ----------
               NET ASSETS:
Capital...........................................     37,723,453      172,703,921    73,805,105      31,650,081
Undistributed net investment loss.................             --               --            --        (421,082)
Net unrealized appreciation on investments........        105,823       47,566,439     8,549,120      15,929,947
Accumulated undistributed net realized gains
(losses) on investment transactions...............       (125,022)       9,217,629     1,814,370        (173,546)
                                                      -----------     ------------   -----------      ----------
         Net Assets...............................    $37,704,254     $229,487,989   $84,168,595     $46,985,400
                                                      ===========     ============   ===========      ==========

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                               SEPTEMBER 30, 1996

                                                                  North Carolina     Growth and                        Small Company
                                                                  Intermediate      Income Stock        Balanced           Growth
                                                                  Tax-Free Fund         Fund              Fund              Fund
                                                                  -------------     -------------     ------------    --------------
Net Assets
         Class A ..............................................    $ 9,261,340       $ 18,948,734      $12,455,697      $ 7,412,707
         Class B ..............................................             --          3,879,945        2,338,795        3,199,557
         Trust Class ..........................................     28,442,914        206,659,310       69,374,103       36,373,136
                                                                   -----------       ------------      -----------      -----------
             Total ............................................    $37,704,254       $229,487,989      $84,168,595      $46,985,400
                                                                   ===========       ============      ===========      ===========
Outstanding units of beneficial interest (shares)
         Class A ..............................................        921,898          1,237,278        1,041,648          351,971
         Class B ..............................................             --            253,687          196,298          152,963
         Trust Class ..........................................      2,830,793         13,468,959        5,812,814        1,717,398
                                                                   -----------       ------------      -----------      -----------
             Total ............................................      3,752,691         14,959,924        7,050,760        2,222,332
                                                                   ===========       ============      ===========      ===========
Net asset value
         Class A--redemption price per share ..................    $     10.05       $      15.31      $     11.96      $     21.06
         Class B--offering price per share* ...................             --              15.29            11.91            20.92
         Trust Class--offering and redemption price per share..          10.05              15.34            11.93            21.18
                                                                   ===========       ============      ===========      ===========
Maximum Sales Charge (Class A) ................................           2.00%              4.50%            4.50%            4.50%
                                                                   ===========       ============      ===========      ===========
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest cent) per
  share--Class A                                                   $     10.26       $      16.03      $     12.52      $     22.05
                                                                   ===========       ============      ===========      ===========


----------
* Redemption price per share (Class B) varies by length of time shares are held.







                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                   U.S. Treasury   Short-Intermediate      Intermediate
                                                                    Money Market     U.S. Government      U.S. Government
                                                                       Fund            Income Fund           Bond Fund
                                                                   -------------   ------------------     ---------------
INVESTMENT INCOME:
Interest income.................................................   $ 9,828,598          $ 3,889,555          $ 7,251,688
                                                                   -----------          -----------          -----------
                  Total Income..................................     9,828,598            3,889,555            7,251,688
                                                                   -----------          -----------          -----------
EXPENSES:
Investment advisory fees........................................       731,113              346,207              638,632
Administration fees.............................................       365,557              115,305              212,620
Distribution fees--Class A......................................       108,449               33,463               21,772
Distribution fees--Class B......................................         5,530                 --                  1,386
Custodian and accounting fees...................................        89,880               50,611               62,412
Legal and audit fees............................................        55,738               19,458               33,048
Organization costs..............................................             9                  216                   90
Trustees' fees and expenses.....................................         8,220                2,706                5,262
Transfer agent fees.............................................        66,210               46,788               59,736
Registration and filing fees....................................        16,331                4,554                3,744
Printing costs..................................................        39,552                7,447               13,566
Other...........................................................         4,218                2,208                3,349
                                                                   -----------          -----------          -----------
                  Gross Expenses................................     1,490,807              628,963            1,055,617
Expenses voluntarily reduced....................................       (56,370)             (74,671)            (117,853)
                                                                   -----------          -----------          -----------
                  Total Expenses................................     1,434,437              554,292              937,764
                                                                   -----------          -----------          -----------
Net Investment Income...........................................     8,394,161            3,335,263            6,313,924
                                                                   -----------          -----------          -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized losses on investment transactions..................          --               (162,759)            (725,469)
Change in unrealized depreciation on investments................          --               (686,269)          (2,757,133)
                                                                   -----------          -----------          -----------
Net realized/unrealized losses on investments...................          --               (849,028)          (3,482,602)
                                                                   -----------          -----------          -----------
Change in net assets resulting from operations..................   $ 8,394,161          $ 2,486,235          $ 2,831,322
                                                                   ===========          ===========          ===========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                           STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                      North
                                                                     Carolina       Growth and                    Small Company
                                                                   Intermediate    Income Stock     Balanced          Growth
                                                                   Tax-Free Fund       Fund           Fund             Fund
                                                                   -------------   ------------    -----------    -------------
INVESTMENT INCOME:
Interest income..................................................   $ 1,681,672    $    451,511    $ 2,702,304    $    233,058
Dividend income..................................................          --         5,439,921        996,840           9,282
                                                                    -----------    ------------    -----------    ------------
         Total Income............................................     1,681,672       5,891,432      3,699,144         242,340
                                                                    -----------    ------------    -----------    ------------
EXPENSES:
Investment advisory fees.........................................       215,256       1,490,003        549,962         308,711
Administration fees..............................................        71,752         402,293        148,506          61,583
Distribution fees--Class A.......................................        45,087          73,234         56,073          18,773
Distribution fees--Class B.......................................          --            14,031         11,185          10,500
Custodian and accounting fees....................................        36,073          95,174         62,173          76,747
Legal and audit fees.............................................        19,806          63,054         24,576           8,040
Organization costs...............................................            37              73           --            11,130
Trustees' fees and expenses......................................         1,974           9,552          3,450           1,170
Transfer agent fees..............................................        43,518          98,334         74,592          75,282
Registration and filing fees.....................................         3,936          20,754          8,166           5,832
Printing costs...................................................         5,549          22,290          8,310           3,095
Other............................................................         1,524           5,436          2,136             522
                                                                    -----------    ------------    -----------    ------------
         Gross expenses..........................................       444,512       2,294,228        949,129         581,385
Expenses voluntarily reduced.....................................       (85,394)       (520,946)      (206,753)        (10,226)
                                                                    -----------    ------------    -----------    ------------
         Total expenses..........................................       359,118       1,773,282        742,376         571,159
                                                                    -----------    ------------    -----------    ------------
Net Investment Income (Loss).....................................     1,322,554       4,118,150      2,956,768        (328,819)
                                                                    -----------    ------------    -----------    ------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions...........       (47,072)       9,428,482      2,206,261         90,971
Change in unrealized appreciation (depreciation) on investments..      (302,527)      24,542,390      3,503,931     12,148,737
                                                                     ----------     ------------    -----------    -----------
Net realized/unrealized gains (losses) on investments............      (349,599)      33,970,872      5,710,192     12,239,708
                                                                     ----------     ------------    -----------    -----------
Change in net assets resulting from operations...................    $  972,955     $ 38,089,022    $ 8,666,960    $11,910,889
                                                                     ==========     ============    ===========    ===========

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 U.S. Treasury             Short-Intermediate
                                                                 Money Market                U.S. Government
                                                                     Fund                      Income Fund
                                                           ----------------------------  ---------------------------
                                                            For the        For the        For the       For the
                                                              year           year           year          year
                                                             ended          ended          ended         ended
                                                           September 30,  September 30,  September 30, September 30,
                                                              1996           1995           1996          1995
                                                           -------------  -------------  ------------- -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................... $   8,394,161  $   5,085,963  $  3,335,263  $  2,904,229
  Net realized losses on investment transactions..........          --             --        (162,759)   (1,125,416)
  Net change in unrealized appreciation...................
  (depreciation) on  investments..........................          --             --        (686,269)    2,643,412
                                                           -------------  -------------  ------------  ------------
Change in net assets resulting from operations............     8,394,161      5,085,963     2,486,235     4,422,225
                                                           -------------  -------------  ------------  ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income..............................      (948,869)      (285,363)     (371,250)     (421,136
DISTRIBUTIONS TO CLASS B SHAREHOLDERS(a):
  From net investment income..............................       (19,543)          --            --            --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
  From net investment income..............................    (7,425,749)    (4,800,600)   (2,964,013)   (2,483,093)
                                                           -------------  -------------  ------------  ------------
Change in net assets from shareholder distributions.......    (8,394,161)    (5,085,963)   (3,335,263)   (2,904,229)
                                                           -------------  -------------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................   449,946,776    413,983,846    32,001,311    16,642,791
  Dividends reinvested....................................     1,721,604        507,038     1,448,084       778,260
  Cost of shares redeemed.................................  (350,488,723)  (359,409,516)  (15,729,346)  (15,385,757)
                                                           -------------  -------------  ------------  ------------
Change in net assets from share transactions..............   101,179,657     55,081,368    17,720,049     2,035,294
                                                           -------------  -------------  ------------  ------------
Change in net assets......................................   101,179,657     55,081,368    16,871,021     3,553,290
NET ASSETS:
  Beginning of period.....................................   134,030,938     78,949,570    52,106,465    48,553,175
                                                           -------------  -------------  ------------  ------------
  End of period........................................... $ 235,210,595  $ 134,030,938  $ 68,977,486  $ 52,106,465
                                                           =============  =============  ============  ============
SHARE TRANSACTIONS:
  Issued..................................................   449,946,776    413,983,846     3,264,121     1,718,480
  Reinvested..............................................     1,721,604        507,038       146,965        80,130
  Redeemed................................................  (350,488,723)  (359,409,516)   (1,597,468)   (1,581,451)
                                                           -------------  -------------  ------------  ------------
Change in shares..........................................   101,179,657     55,081,368     1,813,618       217,159
                                                           =============  =============  ============  ============

----------

(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                      Intermediate U.S.                North Carolina
                                                                       Government Bond              Intermediate Tax-Free
                                                                            Fund                            Fund
                                                                ------------------------------- ------------------------------
                                                                   For the         For the         For the         For the
                                                                    year            year            year            year
                                                                    ended           ended           ended           ended
                                                                September 30,    September 30,   September 30,   September 30,
                                                                    1996             1995            1996           1995
                                                                --------------  --------------- --------------- --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................         $  6,313,924    $  5,024,624    $  1,322,554    $  1,416,162
  Net realized losses on investment transactions.......             (725,469)     (1,194,343)        (47,072)        (77,950)
  Net change in unrealized appreciation (depreciation)
   on investments......................................           (2,757,133)      5,832,579        (302,527)      1,483,907
                                                                ------------    ------------    ------------    ------------
Change in net assets resulting from operations.........            2,831,322       9,662,860         972,955       2,822,119
                                                                ------------    ------------    ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income...........................             (247,352)       (377,937)       (322,468)       (330,842)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS(a):
  From net investment income...........................               (6,966)             --              --              --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
  From net investment income...........................           (6,059,606)     (4,646,687)     (1,000,086)     (1,085,320)
                                                                ------------    ------------    ------------    ------------
Change in net assets from shareholder distributions....           (6,313,924)     (5,024,624)     (1,322,554)     (1,416,162)
                                                                ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........................           66,845,451      23,171,044      11,820,669      10,916,979
  Dividends reinvested.................................            4,689,472       3,929,840         268,478         278,161
  Cost of shares redeemed..............................          (28,159,031)    (23,210,413)    (10,843,225)    (14,646,808)
                                                                ------------    ------------    ------------    ------------
Change in net assets from share transactions...........           43,375,892       3,890,471       1,245,922      (3,451,668)
                                                                ------------    ------------    ------------    ------------
Change in net assets...................................           39,893,290       8,528,707         896,323      (2,045,711)

NET ASSETS:
  Beginning of period..................................           83,751,821      75,223,114      36,807,931      38,853,642
                                                                ------------    ------------    ------------    ------------
  End of period........................................         $123,645,111    $ 83,751,821    $ 37,704,254    $ 36,807,931
                                                                ============    ============    ============    ============
SHARE TRANSACTIONS:
  Issued...............................................            6,757,431       2,419,901       1,171,335       1,107,634
  Reinvested...........................................              478,491         414,007          26,506          28,266
  Redeemed.............................................           (2,876,321)     (2,420,431)     (1,071,579)     (1,480,683)
                                                                ------------    ------------    ------------    ------------
Change in shares.......................................            4,359,601         413,477         126,262        (344,783)
                                                                ============    ============    ============    ============

______________
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              Growth and Income Stock                         Balanced
                                                                        Fund                                    Fund
                                                          --------------------------------         ---------------------------------
                                                             For the            For the              For the             For the
                                                               year               year                 year                year
                                                               ended              ended                ended               ended
                                                          September 30,       September 30,        September 30,       September 30,
                                                               1996               1995                 1996                1995
                                                          -------------       -------------        -------------       -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income................................... $  4,118,150        $  2,757,443         $  2,956,768       $  2,228,732
 Net realized gains (losses) on investment transactions..    9,428,482           1,084,821            2,206,261           (361,045)
 Net change in unrealized appreciation on investments....   24,542,390          18,939,826            3,503,931          6,451,498
                                                          ------------        ------------         ------------       ------------
Change in net assets resulting from operations...........   38,089,022          22,782,090            8,666,960          8,319,185
                                                          ------------        ------------         ------------       ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income..............................     (270,458)           (187,792)            (421,901)          (355,479)
 From net realized gains from investment transactions....      (76,748)            (83,203)                  --                 --
 In excess of net realized gains from investment
  transactions...........................................           --            (108,268)                  --                 --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS (a):
 From net investment income..............................      (19,098)                 --              (39,026)                --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
 From net investment income..............................   (3,828,594)         (2,569,651)          (2,495,841)        (1,873,253)
 From net realized gains from investment transactions....   (1,044,981)         (1,001,618)                  --                 --
 In excess of net realized gains from investment
  transactions...........................................           --          (1,152,654)                  --                 --
                                                          ------------        ------------         ------------       ------------
Change in net assets from shareholder distributions......   (5,239,879)         (5,103,186)          (2,956,768)        (2,228,732)
                                                          ------------        ------------         ------------       ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.............................   78,886,812          57,688,354           30,350,061         18,039,983
 Dividends reinvested....................................    3,546,244           3,097,037            2,471,085          1,590,880
 Cost of shares redeemed.................................  (42,239,195)        (19,347,795)         (13,413,504)       (14,945,721)
                                                          ------------        ------------         ------------       ------------
Change in net assets from share transactions.............   40,193,861          41,437,596           19,407,642          4,685,142
                                                          ------------        ------------         ------------       ------------
Change in net assets.....................................   73,043,004          59,116,500           25,117,834         10,775,595
NET ASSETS:

 Beginning of period.....................................  156,444,985          97,328,485           59,050,761         48,275,166
                                                          ------------        ------------         ------------       ------------
 End of period........................................... $229,487,989        $156,444,985         $ 84,168,595       $ 59,050,761
                                                          ============        ============         ============       ============
SHARE TRANSACTIONS:
 Issued..................................................    5,587,933           4,774,121            2,636,434          1,719,005
 Reinvested..............................................      252,319             275,871              214,800            156,859
 Redeemed................................................   (2,926,808)         (1,633,604)          (1,159,914)        (1,469,697)
                                                          ------------        ------------         ------------       ------------
Change in shares.........................................    2,913,444           3,416,388            1,691,320            406,167
                                                           ============        ============         ============       ============

----------
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Small Company
                                                                                           Growth Fund
                                                                                  ------------------------------
                                                                                    For the     For the period
                                                                                      year      December 7, 1994
                                                                                     ended            to
                                                                                 September 30,   September 30,
                                                                                      1996           (a)5
                                                                                 ------------- ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss...........................................................   $ (328,819)     $  (92,263)
  Net realized gains (losses) on investment transactions........................       90,971        (264,517)
  Net change in unrealized appreciation on investments..........................   12,148,737       3,781,210
                                                                                   -----------     -----------
Change in net assets resulting from operations..................................   11,910,889       3,424,430
                                                                                   -----------     -----------
CAPITAL TRANSACTIONS:

  Proceeds from shares issued...................................................   22,938,972      15,189,335
  Cost of shares redeemed.......................................................   (5,922,093)       (556,133)
                                                                                   -----------     -----------
Change in net assets from share transactions....................................   17,016,879      14,633,202
                                                                                   -----------     -----------
Change in net assets............................................................   28,927,768      18,057,632
NET ASSETS:
  Beginning of period...........................................................   18,057,632               -
                                                                                   -----------     -----------
  End of period.................................................................  $46,985,400    $ 18,057,632
                                                                                   ===========     ===========
SHARE TRANSACTIONS:
  Issued........................................................................    1,298,090       1,280,823
  Redeemed......................................................................     (315,568)        (41,013)
                                                                                   -----------     -----------
Change in shares................................................................      982,522       1,239,810
                                                                                   ===========     ===========

-------------
(a) Period from commencement of operations.



                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                        U.S. TREASURY MONEY MARKET FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1996

Principal             Security             Amortized
  Amount             Description             Cost
-----------  ---------------------------- ------------
U.S. TREASURY BILLS (47.9%):
$12,000,000   10/17/96 .................   $11,972,922
  6,000,000   11/7/96 ..................     5,968,581
 12,000,000   11/14/96 .................    11,925,200
  6,000,000   11/21/96 .................     5,956,055
 12,000,000   12/5/96 ..................    11,887,550
  8,000,000   12/12/96 .................     7,916,780
  6,000,000   12/19/96 .................     5,930,941
  6,000,000   12/26/96 .................     5,925,897
  6,000,000   1/2/97 ...................     5,918,315
  8,000,000   1/9/97 ...................     7,883,472
  8,000,000   1/16/97 ..................     7,878,971
  8,000,000   1/23/97 ..................     7,871,053
  8,000,000   1/30/97 ..................     7,860,850
  8,000,000   2/6/97 ...................     7,852,231
                                          ------------
    Total U.S. Treasury Bills              112,748,818
                                          ------------
U.S. TREASURY NOTES (2.6%):
  6,000,000     6.13%, 12/31/96.........     6,008,440
                                          ------------
    Total U.S. Treasury Notes                6,008,440
                                          ------------
    Total Investments                      118,757,258
                                          ------------

 Principal             Security                               Amortized
   Amount             Description                               Cost
 -----------  ----------------------------                   ------------
REPURCHASE AGREEMENTS (49.9%):
$40,000,000  H.S.B.C. Securities,5.70%,
             10/1/96 (Collateralized by
             41,250,000 U.S. Treasury
             Notes, 6.13%, 9/30/00, market
             value-$40,831,550)......................      $ 40,000,000
25,000,000   Lehman Brothers, 5.70%, 10/1/96
             (Collateralized by 19,055,000
             U.S. Treasury Notes, 11.86%,
             11/15/03, market value--
             $25,501,143)............................        25,000,000
52,372,191   NationsBank, 5.70%, 10/1/96
             (Collateralized by 53,600,000
             U.S.Treasury Notes, 6.38%,
             9/30/01, market value--
             $53,408,387)............................        52,372,191
                                                           ------------
    Total Repurchase Agreements                             117,372,191
                                                           ------------
    Total (Amortized Cost--$236,129,449)(a)               $ 236,129,449
                                                           ============

----------
Percentages indicated are based on net assets of $235,210,595.

(a) Cost for federal income tax and financial reporting purposes are the same.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996

 Shares
   or
Principal             Security                        Market
 Amount              Description                      Value
----------  ------------------------------          -----------
CORPORATE BONDS (2.8%):
Automotive (2.8%):
$2,000,000    Ford Motor Credit, 6.38%, 10/6/00..    $ 1,962,500
                                                     -----------
    Total Corporate Bonds                              1,962,500
                                                     -----------
PASS-THROUGH MORTGAGE SECURITIES (3.1%):
Federal National Mortgage Assoc.:
 2,172,875    7.00%, 6/1/08, Pool # 50751........      2,155,883
                                                     -----------
    Total Pass-through Mortgage Securities             2,155,883
                                                     -----------
U.S. GOVERNMENT AGENCIES (5.8%):
Federal Home Loan Bank:
 3,000,000   6.17%, 3/8/01.......................      2,948,280
 1,000,000   7.28%, 7/25/01......................      1,025,410
                                                     -----------
    Total U.S. Government Agencies                     3,973,690
                                                     -----------
U.S. TREASURY NOTES (85.2%):
 4,250,000   6.88%, 3/31/97......................      4,280,473
 4,250,000   8.88%, 11/15/97.....................      4,385,277


 Shares
   or
Principal             Security                Market
 Amount             Description               Value
----------  -----------------------------   -----------
U.S. TREASURY NOTES , CONTINUED:
$4,500,000   5.63%, 1/31/98 ...............$ 4,480,515
 6,500,000   7.25%, 2/15/98 ...............  6,603,935
 7,000,000   8.25%, 7/15/98 ...............  7,251,510
 4,500,000   5.88%, 3/31/99 ...............  4,466,520
 6,500,000   6.50%, 4/30/99 ...............  6,542,315
 6,000,000   8.00%, 8/15/99 ...............  6,263,400
 8,000,000   6.75%, 4/30/00 ...............  8,090,160
 6,000,000   6.38%, 8/15/02 ...............  5,956,680
   500,000   5.88%, 11/15/05 ..............    472,140
                                           -----------
    Total U.S. Treasury Notes               58,792,925
                                           -----------
INVESTMENT COMPANIES (2.2%):
 1,487,721  Federated Cash Reserves U.S.
               Treasury Fund.............    1,487,721
                                           -----------
    Total Investment Companies               1,487,721
                                           -----------
    Total (Cost-$68,917,857)(a)            $68,372,719
                                           ===========

----------
Percentages indicated are based on net assets of $68,977,486.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

              Unrealized appreciation...........   $ 297,466
              Unrealized depreciation...........    (842,604)
                                                   ----------
              Net unrealized depreciation.......   $(545,138)
                                                   ==========


                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                    INTERMEDIATE U.S. GOVERNMENT BOND FUND




                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1996

  Shares
    or
Principal             Security                          Market
  Amount             Description                         Value
-----------  ----------------------------            ------------
CORPORATE BONDS (3.2%):
Automotive (3.2%):
$4,000,000   Ford Motor Credit, 6.38%,
               10/6/00............................    $ 3,925,000
                                                     ------------
    Total Corporate Bonds                               3,925,000
                                                     ------------
PASS-THROUGH MORTGAGE SECURITIES (15.9%):
Federal Home Loan Mortgage Corp.:
  2,722,664  7.50%, 7/1/07, Pool #E00108..........      2,749,890
Federal National Mortgage Assoc.:
  5,295,084  6.00%, 6/1/08, Pool #124885..........      5,078,303
  4,035,340  7.00%, 6/1/08, Pool # 50751..........      4,003,784
Government National Mortgage Assoc.:
  3,701,128  7.50%, 3/15/23, Pool # 342553........      3,676,811
  4,286,375  7.00%, 8/15/23, Pool # 354627........      4,151,054
                                                     ------------
    Total Pass-through Mortgage Securities             19,659,842
                                                     ------------
U.S. GOVERNMENT AGENCIES (4.2%):
Federal Home Loan Bank:
  2,000,000  8.38%, 10/25/99......................      2,108,080
  3,000,000  7.36%, 7/1/04........................      3,086,520
                                                     ------------
    Total U.S. Government Agencies                      5,194,600
                                                     ------------

  Shares
    or
Principal             Security                          Market
  Amount             Description                         Value
-----------  ----------------------------            ------------
U.S. TREASURY BONDS (14.2%):
$ 3,000,000  12.00%, 5/15/05......................    $ 4,026,270
  6,000,000   9.38%, 2/15/06......................      7,108,440
  1,500,000   9.13%, 5/15/09......................      1,705,530
  4,500,000   7.50%, 11/15/16.....................      4,712,535
                                                     ------------
    Total U.S. Treasury Bonds                          17,552,775
                                                     ------------
U.S. TREASURY NOTES (60.6%):
  5,000,000   6.13%, 3/31/98......................      5,008,750
 11,500,000   7.00%, 4/15/99......................     11,707,230
  8,000,000   6.88%, 7/31/99......................      8,116,640
 10,500,000   7.88%, 8/15/01......................     11,104,905
 11,000,000   6.38%, 8/15/02......................     10,920,580
  8,000,000   6.25%, 2/15/03......................      7,866,720
  9,500,000   7.25%, 8/15/04......................      9,838,010
 11,000,000   5.88%, 11/15/05.....................     10,387,080
                                                     ------------
    Total U.S. Treasury Notes                          74,949,915
                                                     ------------
INVESTMENT COMPANIES (1.0%):
  1,266,137   Federated Cash Reserves
                U.S. Treasury Fund................      1,266,137
                                                     ------------
    Total Investment Companies                          1,266,137
                                                     ------------
    Total (Cost-$124,082,549)(a)                    $ 122,548,269
                                                     ============

----------
Percentages indicated are based on net assets of $123,645,111.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $35,586. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

               Unrealized appreciation             $   726,410
               Unrealized depreciation              (2,296,276)
                                                   -----------
               Net unrealized depreciation         $(1,569,866)
                                                   ===========


                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                              SEPTEMBER 30, 1996

 Shares
   or
Principal                                           Security                                             Market
 Amount                                            Description                                           Value
----------  ------------------------------------------------------------------------------------------ -----------
MUNICIPAL BONDS (95.2%):
General Obligation Bonds (87.0%):
$  500,000            Asheville, 4.80%, 6/1/06 ......................................................   $  481,875
   470,000            Buncombe County, 5.00%, 3/1/00 ................................................      478,225
   500,000            Buncombe County, 5.00%, 3/1/03 ................................................      506,250
 1,000,000            Buncombe County, 5.10%, 3/1/07 ................................................      991,250
 1,000,000            Cary, 5.50%, 2/1/01 ...........................................................    1,033,750
   545,000            Charlotte, 6.80%, 10/1/97 .....................................................      561,072
   395,000            Charlotte, 5.20%, 7/1/01 ......................................................      406,850
 1,000,000            Charlotte, 5.30%, 4/1/10, Callable 4/1/05 @ 102 ...............................      986,250
   500,000            Chatham County, 5.40%, 4/1/11, Callable 4/1/06 @ 102*, (b) ....................      490,625
 1,000,000            City of Durham, 4.90%, 2/1/04 .................................................      997,500
   500,000            City of Durham, 5.00%, 2/1/05 .................................................      498,750
   275,000            Cleveland County, 7.10%, 6/1/99 ...............................................      293,906
   600,000            Cleveland County, 5.10%, 6/1/03 ...............................................      604,500
   500,000            Craven County, 5.50%, 6/1/09, Callable 6/1/06 @ 102* ..........................      503,750
   500,000            Durham & Wake Counties, 5.75%, 4/1/02 .........................................      528,125
   400,000            Durham County, 5.20%, 3/1/01 ..................................................      409,500
   340,000            Durham County, 5.20%, 3/1/05, Callable 3/1/02 @ 101.50 ........................      346,800
 1,000,000            Fayetteville, 4.80%, 5/1/05, Callable 5/1/03 @ 101* ...........................      975,000
   265,000            Forsyth County, 5.40%, 6/1/04, Callable 6/1/02 @ 101 ..........................      273,613
   500,000            Gaston County, 5.00%, 3/1/08, Callable 3/1/06 @ 101* ..........................      481,250
   450,000            Goldsboro, 4.90%, 6/1/99 ......................................................      454,500
   550,000            Greensboro, 6.00%, 3/1/98 .....................................................      564,438
 1,000,000            Guilford County, 4.80%, 4/1/99 ................................................    1,013,750
   300,000            Hickory, 6.50%, 5/1/99 ........................................................      314,625
   680,000            High Point, 4.40%, 4/1/02 .....................................................      662,150
   500,000            Lee County, 5.50%, 2/1/00 .....................................................      514,375
 1,000,000            Lincoln County, 4.70%, 6/1/01 .................................................    1,005,000
 1,000,000            Lincoln County, 4.80%, 6/1/04 .................................................      992,500
   700,000            Mecklenburg County, 5.75%, 3/1/03, Callable 3/1/02 @ 100.50....................      735,875
 1,000,000            Mecklenburg County, 5.00%, 4/1/08 .............................................      982,500
   500,000            Moore County, 4.75%, 6/1/03 ...................................................      495,000
   500,000            New Hanover County, 4.30%, 1/1/02 .............................................      489,375
 1,000,000            New Hanover County, 4.50%, 9/1/03 .............................................      975,000
 1,500,000            North Carolina State, 5.75%, 3/1/98 ...........................................    1,533,750
   500,000            North Carolina State, 4.70%, 2/1/01 ...........................................      501,875
 1,000,000            North Carolina State, 4.70%, 2/1/06, Callable 2/1/04 @ 101.....................      970,000
   670,000            Orange County, 5.10%, 6/1/00 ..................................................      684,238
   500,000            Orange County, 5.10%, 6/1/06, Callable 6/1/03 @ 101.5 .........................      498,125
   500,000            Orange County, 5.10%, 6/1/07, Callable 6/1/03 @ 102 ...........................      496,250
 1,000,000            Pitt County, 4.80%, 2/1/00 ....................................................    1,007,500
   500,000            Raleigh, 5.00%, 2/1/08, Callable 2/1/00 @ 102 .................................      490,625
   400,000            Rocky Mount, 5.50%, 5/1/97 ....................................................      403,980
   700,000            Rowan County, 5.50%, 4/1/05 ...................................................      727,125

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS CONTINUED
                               SEPTEMBER 30, 1996

 Shares
   or
Principal                                           Security                                                Market
 Amount                                            Description                                              Value
----------  ------------------------------------------------------------------------------------------   -----------
MUNICIPAL BONDS, CONTINUED:
General Obligation Bonds, continued:
$  225,000    Rowan County, 5.50%, 2/1/07, Callable 2/1/06 @ 100.5 ................................      $   231,188
   200,000    Union County, 5.80%, 3/1/05, Callable 3/1/02 @ 101.5 ................................          208,250
 1,000,000    Wake County, 4.50%, 4/1/03 ..........................................................          985,000
 1,000,000    Wayne County, 4.80%, 4/1/03 .........................................................          992,500
   500,000    Wilkes County, 5.00%, 6/1/01 ........................................................          502,500
 1,000,000    Wilmington, 4.60%, 3/1/02 ...........................................................          990,000
   505,000    Winston Salem, 6.50%, 6/1/99 ........................................................          532,775
                                                                                                         -----------
                                                                                                          32,803,610
                                                                                                         -----------
Health Care Bonds (5.9%):
   650,000    Charlotte Mecklenburg Hospital Revenue, 5.70%, 1/1/01..................................        678,437
   500,000    Charlotte Mecklenburg Hospital Revenue, 5.90%, 1/1/02..................................        526,250
   400,000    Medical Care Commission, Presbyterian Hospital Services, 5.70%, 10/1/04, Callable
              10/01/02 @ 102.........................................................................        416,000
   600,000    Medical Care Commission, Rex Hospital, 4.70%, 6/1/98...................................        603,000
                                                                                                         -----------
                                                                                                           2,223,687
                                                                                                         -----------
Housing Bonds (1.0%):
   365,000    Housing Finance Authority Revenue, 3.85%**, 9/1/16.....................................        365,000
                                                                                                         -----------
Utility Bonds (1.3%):
   500,000    Asheville Revenue, 5.30%, 8/1/09, Callable 8/1/06 @ 102*,(b)...........................        495,000
                                                                                                         -----------
    Total Municipal Bonds                                                                                 35,887,297
                                                                                                         -----------
INVESTMENT COMPANIES (6.5%):
 1,408,264    Compass Capital Funds North Carolina Municipal Money Market Portfolio(c)...............      1,408,264
 1,049,333    North Carolina Municipal Cash Trust(c).................................................      1,049,333
                                                                                                         -----------
    Total Investment Companies                                                                             2,457,597
                                                                                                         -----------
    Total (Cost-$38,239,071)(a)                                                                          $38,344,894
                                                                                                         ===========

----------
Percentages indicated are based on net assets of $37,704,254.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                                 Unrealized appreciation............  $ 332,873
                                 Unrealized depreciation............   (227,050)
                                                                      ---------
                                 Net unrealized appreciation........  $ 105,823
                                                                      =========

(b) When-Issued security

(c) 499,900 Shares of the Compass Capital Funds North Carolina Municipal Money Market and 497,069 shares of the North Carolina Municipal Cash Trust were segregated due to the "When-Issued" securities purchased.

* Additional put and demand features exist allowing the Fund to require the purchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.

** Variable rate investments. The rate reflected on the Schedule of Investments is the rate in effect at September 30, 1996.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1996


                     Security                         Market
 Shares             Description                        Value
----------  ----------------------------          ------------
COMMON STOCKS (96.6%):
Apparel (1.0%):
 38,500   V.F. Corp.............................   $ 2,314,812
                                                  ------------
Banks (6.0%):
 83,800   Barnett Banks, Inc....................     2,828,250
 58,400   Boatmens Bancshares, Inc..............     3,263,100
 39,500   J. P. Morgan & Co.....................     3,510,562
 82,400   Wachovia Corp.........................     4,078,800
                                                  ------------
                                                    13,680,712
                                                  ------------
Beverages (2.4%):
145,200   Anheuser-Busch Co.....................     5,463,150
                                                  ------------
Business Equipment & Services (3.8%):
  95,400  John H. Harland Co....................     2,862,000
 113,100  Pitney Bowes,Inc......................     5,951,887
                                                  ------------
                                                     8,813,887
                                                  ------------
Chemicals (3.7%):
 79,300   Air Products & Chemicals, Inc.........     4,619,225
 18,500   Monsanto Corp.........................       675,250
 53,800   Vulcan Materials Co...................     3,228,000
                                                  ------------
                                                     8,522,475
                                                  ------------
Communications Equipment (2.4%):
 85,600   Harris Corp...........................     5,574,700
                                                  ------------

Computers (4.7%):
 40,900   Apple Computer, Inc...................       907,469
 79,600   Hewlett Packard Co....................     3,880,500
 77,000   Honeywell, Inc........................     4,860,625
  9,600   IBM Corp..............................     1,195,200
                                                  ------------
                                                    10,843,794
                                                  ------------
Construction Materials (0.9%):
 34,400   PPG Industries........................     1,870,500
                                                  ------------
Containers (1.6%):
120,100   Ball Corp.............................     2,942,450
 30,000   Sonoco Products Co....................       825,000
                                                  ------------
                                                     3,767,450
                                                  ------------
Defense (2.2%):
 56,600   Lockheed Martin Corp..................     5,101,075
                                                  ------------
Electrical Equipment (1.8%):
 45,200   Emerson Electric......................     4,073,650
                                                   ------------
Electronic Components (1.4%):
 64,400   Avnet, Inc............................     3,123,400
                                                  ------------
Electronic Instruments (0.2%):
 10,500   Tektronix, Inc........................       429,187
                                                  ------------
Food & Related (3.4%):
121,400   Dean Foods Co.........................   $ 3,429,550
161,400   SUPERVALU, Inc........................     4,438,500
                                                  ------------
                                                     7,868,050
                                                  ------------
Forest & Paper Products (1.9%):
 95,900   Weyerhaeuser Co.......................     4,423,388
                                                  ------------
Health Care (3.7%):
 60,000   Abbott Laboratories...................     2,955,000
 50,100   Glaxo Holdings ADR....................     1,559,363
 79,000   Johnson & Johnson.....................     4,048,750
                                                  ------------
                                                     8,563,113
                                                  ------------
Household--Major Appliances (1.0%):
 43,700   Whirlpool Corp........................     2,212,313
                                                  ------------
Household Products (1.6%):
 22,650   Unilever NV, New York Shares..........     3,570,206
                                                  ------------
Insurance (6.4%):
 93,000   Aon Corp..............................     5,045,250
 83,300   Lincoln National Corp.................     3,654,788
170,400   SAFECO Corp...........................     5,963,999
                                                  ------------
                                                    14,664,037
                                                  ------------
Leisure Time Industry (1.2%):
 75,400   Hasbro, Inc...........................     2,799,225
                                                  ------------
Manufacturing (0.5%):
  25,000  Parker Hannifin Corp..................     1,050,000
                                                  ------------
Metal Fabrication (1.4%):
  98,200  Trinity Industries....................     3,277,425
                                                  ------------
Metals (0.8%):
  28,600  Phelps Dodge Corp.....................     1,833,975
                                                  ------------
Motor Vehicles (1.2%):
  91,200  Ford Motor Co.........................     2,850,000
                                                  ------------
Multiple Industry (1.4%):
  81,900  Corning Glass.........................     3,194,100
                                                  ------------
Petroleum (8.8%):
  62,000  Ashland, Inc..........................     2,464,500
  68,200  Chevron Corp.,Inc.....................     4,271,025
  27,600  Mobil Corp............................     3,194,700
 124,200  Phillips Petroleum Co.................     5,309,549
  31,600  Royal Dutch Petroleum Co..............     4,933,550
                                                  ------------
                                                    20,173,324
                                                  ------------
Pharmaceuticals (6.6%):
  54,300  Bristol Myers Squibb Co...............     5,233,163
  67,700  Rhone-Poulenc Rorer...................     4,984,413

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND

                              SEPTEMBER 30, 1996


                      Security                          Market
  Shares             Description                         Value
-----------  ----------------------------            ------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals, continued:
  78,100        Schering Plough Corp...............   $ 4,803,150
                                                    -------------
                                                       15,020,726
                                                    -------------

Photographic Equipment (0.6%):

  16,900        Eastman Kodak Co...................     1,326,650
                                                    -------------
Publishing (2.8%):
  38,000        American Greetings.................     1,087,750
  48,800        Houghton Mifflin Co................     2,299,700
 103,400        Lee Enterprises....................     2,365,275
  17,400        Media General, Inc.................       548,100
                                                    -------------
                                                        6,300,825
                                                    -------------
Railroad (0.6%):
  26,000        CSX Corp...........................     1,313,000
                                                    -------------
Restaurants (0.6%):
 110,000        Bob Evans Farms....................     1,471,250
                                                    -------------
Retail (4.5%):
 111,100        American Stores Co.................     4,444,000
  91,569        Limited, Inc.......................     1,751,257
  85,500        May Department Stores Co...........     4,157,438
                                                    -------------
                                                       10,352,695
                                                    -------------
Securities Brokers & Dealers (1.5%):
 120,925        AG Edwards.........................     3,521,941
                                                    -------------
Tobacco (0.8%):
  20,700        Philip Morris Cos., Inc............     1,857,825
                                                    -------------
Trucking & Shipping (0.8%):
  75,000        Alexander & Baldwin................   $ 1,837,500
                                                    -------------
Utilities--Electric (4.3%):
  65,900        FPL Group, Inc.....................     2,850,175
  68,000        Public Service Co. Of Colorado.....     2,414,000
 160,200        Western Resources, Inc.............     4,665,825
                                                    -------------
                                                        9,930,000
                                                    -------------
Utilities--Gas (3.5%):

  61,400        Consolidated Natural Gas Co........     3,292,575
 141,000        NICOR, Inc.........................     4,758,750
                                                    -------------
                                                        8,051,325
                                                    -------------
Utilities--Telephone (4.6%):
  25,400        AT&T Corp..........................     1,327,150
  92,200        SBC Communications Inc.............     4,437,125
 123,000        Sprint Corp........................     4,781,625
                                                    -------------
                                                       10,545,900
                                                    -------------
    Total Common Stocks............................   221,587,585
                                                    -------------
INVESTMENT COMPANIES (3.6%):
8,158,897       Federated Cash Reserves U.S.
                Treasury Fund......................     8,158,897
                                                    -------------
    Total Investment Companies                          8,158,897
                                                    -------------
    Total (Cost--$182,180,043)(a)                   $ 229,746,482
                                                    =============

----------
Percentages indicated are based on net assets of $229,487,989.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation           $ 50,699,151
                  Unrealized depreciation             (3,132,712)
                                                      ----------
                  Net unrealized appreciation       $ 47,566,439
                                                      ==========


ADR - American Depository Receipt

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996

 Shares
   or
Principal             Security               Market
 Amount              Description             Value
----------  ------------------------------ -----------
COMMON STOCKS (43.5%):
Apparel (0.7%):

 10,000     V.F. Corp..................... $  601,250
                                           -----------
Banks (2.5%):
 11,000     Banc One Corp.................    451,000
 10,000     Boatmens Bancshares, Inc......    558,750
  5,000     J. P. Morgan & Co.............    444,375
 14,000     Wachovia Corp.................    693,000
                                           -----------
                                            2,147,125
                                           -----------
Beverages (0.9%):
 20,000     Anheuser-Busch Co.............    752,500
                                           -----------
Business Equipment & Services (1.2%):
 10,000     John H. Harland Co............    300,000
 13,000     Pitney Bowes, Inc.............    684,125
                                           -----------
                                              984,125
                                           -----------
Chemicals (2.3%):
 8,000      Air Products & Chemicals, Inc.    466,000
 7,500      E. I. Dupont de Nemours Co....    661,875
23,000      Monsanto Corp.................    839,500
                                           -----------
                                            1,967,375
                                           -----------
Communications Equipment (0.7%):
 9,000      Harris Corp...................    586,125
                                           -----------
Computers (2.4%):
 15,000     Hewlett Packard Co............    731,250
 11,500     Honeywell, Inc................    725,938
 10,500     Xerox Corp....................    563,063
                                           -----------
                                            2,020,251
                                           -----------
Construction-Engineering (0.6%):
 10,000     Ingersol-Rand Co..............    475,000
                                           -----------
Construction Materials (0.8%):
 12,000     PPG Industries................    652,500
                                           -----------
Containers (0.5%):
 12,300     Ball Corp.....................    301,350
  3,000     Sonoco Products Co............     82,500
                                           -----------
                                              383,850
                                           -----------
Defense (0.8%):
  4,000     Lockheed Martin Corp..........    360,500
  6,000     Raytheon Co...................    333,750
                                           -----------
                                              694,250
                                           -----------
Electrical Equipment (0.5%):
  4,500     Emerson Electric..............    405,563
                                           -----------
Electronic Components (0.8%):
 14,200     Avnet, Inc....................    688,700
                                            -----------
Food & Related (2.6%):
 20,000     Dean Foods Co.................    565,000
 14,500     H. J. Heinz Co................    489,375
 22,500     Sara Lee Corp.................    804,375
 13,000     SUPERVALU, Inc................    357,500
                                           -----------
                                            2,216,250
                                           -----------
Forest & Paper Products (0.7%):
 13,000     Weyerhaeuser Co...............    599,625
                                           -----------
Health Care (2.1%):
 17,500     Abbott Laboratories...........    861,875
  7,400     Glaxo Holdings ADR............    230,325
 13,000     Johnson & Johnson.............    666,250
                                           -----------
                                            1,758,450
                                           -----------
Household-Major Appliances (0.5%):
  9,000     Whirlpool Corp................    455,625
                                           -----------
Household Products (0.5%):
  2,500     Unilever New York Shares......    394,062
                                           -----------
Insurance (3.0%):
 14,000     American General Corp.........    528,500
 18,500     Lincoln National Corp.........    811,687
 28,000     SAFECO Corp...................    980,000
  7,500     USLIFE Corp...................    225,000
                                           -----------
                                            2,545,187
                                           -----------
Leisure Time Industry (0.3%):
  7,500     Hasbro, Inc...................    278,437
                                           -----------
Metal Fabrication (0.6%):
 15,000     Trinity Industries............    500,625
                                           -----------
Motor Vehicles (0.4%):
 11,000     Ford Motor Co.................    343,750
                                           -----------
Multiple Industry (0.7%):
 12,500     Corning Glass.................    487,500
  7,000     Hanson Trust ADR..............     86,625
                                           -----------
                                              574,125
                                           -----------
Petroleum (4.2%):
  6,000     Ashland, Inc..................    238,500
  4,400     Atlantic Richfield Co.........    561,000
  8,000     Chevron Corp..................    501,000
  5,500     Mobil Corp....................    636,625
 28,000     Phillips Petroleum Co.........  1,197,000
  2,500     Royal Dutch Petroleum Co......    390,313
                                           -----------
                                            3,524,438
                                           -----------
Pharmaceuticals (2.5%):
 12,000     Bristol Myers Squibb Co.......  1,156,500
 15,000     Schering Plough Corp..........    922,500
                                           -----------
                                            2,079,000
                                           -----------
Publishing (1.1%):
  4,000     Gannett Co., Inc..............    281,500


                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS AOOEARS HERE]

                                                                   BALANCED FUND

                               SEPTEMBER 30, 1996

 Shares
   or
Principal             Security                      Market
 Amount              Description                    Value
---------- -----------------------------------    -----------
COMMON STOCKS, CONTINUED:
Publishing, continued:
    8,000  Tribune Co.........................     $  624,000
                                                  -----------
                                                      905,500
                                                  -----------
Railroad (0.6%):
    5,500  Norfolk Southern Corp..............        502,563
                                                  -----------
Retail (2.5%):
   15,000  Dayton Hudson Corp.................        495,000
    7,500  J.C. Penney, Inc...................        405,937
    7,000  May Department Stores Co...........        340,375
   11,000  Melville Corp......................        485,375
   11,300  Rite-Aid...........................        409,625
                                                  -----------
                                                    2,136,312
                                                  -----------
Securities Brokers & Dealers (0.4%):
   11,000  AG Edwards.........................        320,375
                                                  -----------
Tobacco (0.7%):
    7,000  Philip Morris Cos., Inc............        628,250
                                                  -----------
Trucking & Shipping (0.2%):
    5,500  Alexander & Baldwin................        134,750
                                                  -----------
Utilities-Electric (1.5%):
    6,000  American Electric Power, Inc.......        243,750
    2,500  Duke Power Co......................        116,562
   11,000  FPL Group, Inc.....................        475,750
   16,000  Scana Corp.........................        420,000
                                                  -----------
                                                    1,256,062
                                                  -----------
Utilities-Gas (2.0%):
   25,000  NICOR, Inc.........................        843,750
   16,000  Williams Cos., Inc.................        816,000
                                                  -----------
                                                    1,659,750
                                                  -----------
Utilities-Telephone (1.7%):
    6,600  Ameritech Corp.....................        347,325
    4,000  AT&T Corp..........................        209,000
   22,000  Sprint Corp........................        855,250
                                                  -----------
                                                    1,411,575
                                                  -----------

   Total Common Stocks                             36,583,325
                                                  -----------
PASS-THROUGH MORTGAGE SECURITIES (4.6%):
Federal Home Loan Mortgage Corp.:
$  960,527    7.50%, 7/1/07, Pool # E00108....     $  970,133

Federal National Mortgage Assoc.:
 1,423,123    6.50%, 1/1/09, Pool # 50974.....      1,386,648
 1,510,469    7.00%, 5/1/09, Pool # 250055....      1,498,657
                                                  -----------
   Total Pass-through Mortgage Securities.....      3,855,438
                                                  -----------

U.S. TREASURY BONDS (6.4%):
 1,500,000   11.13%, 8/15/03..................      1,868,040
 3,000,000    9.38%, 2/15/06..................      3,554,220
                                                  -----------
   Total U.S. Treasury Bonds                        5,422,260
                                                  -----------
U.S. TREASURY NOTES (39.5%)
 2,000,000   7.13%, 10/15/98..................      2,039,040
 4,000,000   8.00%,  8/15/99..................      4,175,600
 4,000,000   8.50%, 11/15/00..................      4,295,600
 3,500,000   7.75%,  2/15/01..................      3,671,080
 2,500,000   7.50%, 11/15/01..................      2,607,825
 2,500,000   7.50%,  5/15/02..................      2,616,675
 2,500,000   6.38%,  8/15/02..................      2,481,950
 2,500,000   6.25%,  2/15/03..................      2,458,350
 2,500,000   7.25%,  5/15/04..................      2,588,250
 3,000,000   7.88%, 11/15/04..................      3,223,560
 2,000,000   7.50%,  2/15/05..................      2,103,660
 1,000,000   6.50%,  8/15/05..................        986,690
                                                  -----------
    Total U.S. Treasury Notes                      33,248,280
                                                  -----------
INVESTMENT COMPANIES (5.5%):
 2,171,201   Federated Cash Reserves U.S.
              Treasury Fund...................      2,171,201

2,441,042   Federated Short-Term U.S.
              Government Trust................      2,441,042
                                                  -----------
    Total Investment Companies................      4,612,243
                                                  -----------
    Total (Cost-$75,172,426)(a)...............   $ 83,721,546
                                                  ===========

-----------
Percentages indicated are based on net assets of $84,168,595.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation..........  $ 9,450,507
             Unrealized depreciation..........     (901,387)
                                                 ----------
             Net unrealized appreciation......  $ 8,549,120
                                                 ==========

ADR - American Depository Receipt

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996


 Shares
   or
Principal             Security                         Market
 Amount              Description                       Value
----------  ------------------------------           -----------
COMMON STOCKS (93.4%):
Advertising (0.2%):
    7,400   Leap Group Inc.(b).....................  $    75,850
                                                     -----------
Beverages (0.8%):
   20,000   Boston Beer Co., Inc.(b)...............      387,500
                                                     -----------
Business Services (9.3%):
   36,000   Accustaff, Inc.(b).....................      931,500
   14,000   Acxiom Corp.(b)........................      575,750
   19,400   APAC Teleservices, Inc.(b).............      994,250
   16,600   Norrell Corp...........................      522,900
   13,000   Robert Half International, Inc. (b)....      479,375
   19,600   Sitel Corp.(b).........................      872,200
                                                     -----------
                                                       4,375,975
                                                     -----------
Commercial Goods & Services (3.9%):
    9,000   Access Health, Inc.(b).................      506,250
   11,450   Apollo Group, Inc.(b)..................      306,287
   23,100   Cambridge Technology Partners,
             Inc.(b)...............................      698,775
   13,800   Wackenhut Corrections Corp.(b).........      307,050
                                                     -----------
                                                       1,818,362
                                                     -----------
Commercial Services (2.2%):
    2,000   Abacus Direct Corp.(b).................       39,000
   14,800   May & Speh, Inc.(b)....................      296,000
   17,600   Precision Response Corp.(b)............      677,600
      400   Vincam Group, Inc.(b)..................       15,300
                                                     -----------
                                                       1,027,900
                                                     -----------
Computer Hardware (0.6%):

   10,100   Network Appliance, Inc.(b).............      303,000
                                                     -----------
Computer Software (17.5%):
   13,400   Aspen Technologies, Inc.(b)............      907,850
    3,000   Baan Co. NV(b).........................      100,125
   10,200   Bisys Group, Inc.(b)...................      418,200
   17,900   CBT Group PLC ADR(b)...................      841,300
    3,500   Citrix Systems, Inc.(b)................      174,563
    6,000   Electronics for Imaging, Inc.(b).......      430,500
    3,700   HCIA, Inc.(b)..........................      222,000
   17,600   Legato Systems, Inc.(b)................      836,000
   13,900   Manugistics Group, Inc.(b).............      559,475
   12,500   National Techteam Inc.(b)..............      339,063
   12,400   Pegasystems Inc.(b)....................      322,400
   16,600   Rational Software Corp.(b).............      566,475
   20,000   Saville Systems ADR(b).................      705,000
   12,700   Transaction Systems Architects,
             Inc.(b)...............................      536,575
    5,400   Vantive Corp.(b).......................      349,650
   12,000   Veritas Software Corp.(b)..............      849,000
    4,200   Xionics Document Technologies,
             Inc.(b)...............................       59,850
                                                     -----------
                                                       8,218,026
                                                     -----------
Computers (2.9%):
   17,900   Converse Technology, Inc.(b)...........      695,862
   18,500   Technology Solutions Co.(b)............      645,188
                                                     -----------
                                                       1,341,050
                                                     -----------
Construction Materials (1.7%):
   23,700   Systemsoft Corp.(b)....................      811,725
                                                     -----------
Consumer Goods & Services (1.0%):
    5,600   Gemstar International Group
             Limited(b)............................      165,200
    7,500   USA Detergents, Inc.(b)................      298,125
                                                     -----------
                                                         463,325
                                                     -----------
Distribution Services (0.5%):
   20,000   Keystone Automotive Industries,
             Inc.(b)...............................      245,000
                                                     -----------
Electronics (3.2%):
    9,300   Dynatech Corp.(b)......................      425,475
    8,300   Sawtek, Inc.(b)........................      215,800
   10,400   Ultrak, Inc.(b)........................      286,000
   14,600   Vitesse Semiconductor Corp.(b).........      563,925
                                                     -----------
                                                       1,491,200
                                                     -----------
Entertainment (1.2%):
   16,725   Regal Cinemas, Inc.(b).................      418,125
    6,000   Speedway Motorsports, Inc.(b)..........      157,500
                                                     -----------
                                                         575,625
                                                     -----------
Environmental Services (2.9%):
   16,666   Continental Waste Industries,
              Inc.(b)..............................      372,902
   16,800   United Waste Systems, Inc.(b)..........      583,800
   13,090   USA Waste Services, Inc.(b)............      412,335
                                                     -----------
                                                       1,369,037
                                                     -----------
Financial Services (5.4%):
   15,000   Aames Financial Corp...................      755,625

                                   Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND

                               SEPTEMBER 30, 1996


 Shares
   or
Principal             Security               Market
 Amount              Description             Value
---------   ---------------------------    ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
18,500      Amresco, Inc.................. $  423,188
10,300      Cityscape Financial Corp.(b)..    272,950
 7,000      Envoy Corp.(b)................    271,250
10,500      IMC Mortgage Co.(b)...........    336,000
 9,250      The Money Store, Inc..........    245,125
11,000      Oxford Resources Corp.,
              Class A(b)..................    235,125
                                           ----------
                                            2,539,263
                                           ----------
Health Care--General (0.2%):

 2,000      CRA Managed Care, Inc.(b).....    108,000
                                           ----------
Homebuilders--Mobile Homes (1.6%):
14,000      Oakwood Homes.................    385,000
22,500      Southern Energy Homes, Inc.(b)    360,000
                                           ----------
                                              745,000
                                           ----------
Hospital Supply & Management (0.2%):
 3,500      FPA Medical Management, Inc.(b)    92,313
                                           ----------
Hotel Management & Related Services (0.3%):
 7,350      Studio Plus Hotels, Inc.(b)...    121,275
                                           ----------
Hotels & Gaming (0.8%):
10,000      Doubletre Corp.(b)............    398,750
                                           ----------
Insurance (1.5%):
15,000      HCC Insurance Holdings, Inc...    433,125
 7,600      United Dental Care, Inc.(b)...    274,550
                                           ----------
                                              707,675
                                           ----------
Leisure Time Industry (0.8%):
14,200      The North Face, Inc.(b).......    401,150
                                           ----------
Manufactured Housing (0.9%):
18,000      Champion Enterprises, Inc.(b).    407,250
                                           ----------
Medical (2.7%):
10,800      Clintrial Research(b).........    440,100
 6,400      Quintiles Transnational Corp.(b)  468,800
10,000      Serologicals Corp.(b).........    347,500
                                           ----------
                                            1,256,400
                                           ----------
Medical--Hospital Management & Services (5.5%):
16,000      NCS Healthcare, Inc., Class A(b)  502,000
11,300      Occusystems, Inc.(b)..........    339,000
 5,200      Omnicare, Inc.................    158,600
14,000      Orthodontic Centers of
              America, Inc.(b)............    285,250
12,700      Pediatrix Medical Group, Inc.(b)  630,237
 8,025      Phycor, Inc...................    305,452
11,600      Renal Treatment Centers, Inc.(b)  385,700
                                           ----------
                                            2,606,239
                                           ----------
Medical Equipment & Supplies (0.6%):
 6,600      MiniMed Inc.(b)...............    165,825
 6,000      Techne Corp.(b)...............    140,250
                                           ----------
                                              306,075
                                           ----------
Oil & Gas (1.1%):
 7,200      Marine Drilling Co., Inc.(b)..     69,300
 5,000      Reading & Bates Corp.(b)......    135,625
 6,000      Seacor Holdings(b)............    304,500
                                           ----------
                                              509,425
                                           ----------
Pharmaceuticals (6.6%):
26,000      Dura Pharmaceuticals, Inc.(b).    958,750
23,250      Jones Medical Industries, Inc.  1,127,625
 9,250      Medicis Pharmaceutical Corp.(b)   446,312
 3,000      Noven Pharmaceuticals(b)......     37,875
 8,300      Parexel International Corp.(b)    522,900
                                           ----------
                                            3,093,462
                                           ----------
Publishing (0.5%):
 7,000      Gartner Group, Inc.(b)........    238,000
                                           ----------
Restaurants (4.7%):
 5,400      CKE Restaurants, Inc..........    166,050
14,000      Einstein/Noah Bagel Corp.(b)..    430,500
17,000      Landry's Seafood Restaurants(b)   425,000
16,050      Logan Roadhouse, Inc.(b)......    323,006
 9,150      Papa John's International,Inc.(b) 480,375
13,000      Quality Dining, Inc.(b).......    370,500
                                           ----------
                                            2,195,431
                                           ----------
Retail (5.9%):
   600      Cost Plus, Inc.(b)............     13,875
 5,400      Gadzooks, Inc.(b).............    187,650
 4,400      Gargoyles, Inc.(b)............     90,475
 3,000      Global Directmail Corp.(b)....    143,250
 7,400      Inacom Corp.(b)...............    253,450
 5,100      Just For Feet, Inc.(b)........    255,638
 2,000      Oakley, Inc.(b)...............     85,000
 7,000      Pacific Sunwear of California.    230,125
 9,000      Petco Animal Supplies, Inc.(b)    245,250
16,400      Rexall Sundown, Inc.(b).......    598,600
 6,000      The Finish Line, Inc.(b)......    285,000

                                    Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND

                               SEPTEMBER 30, 1996

 Shares
   or
Principal             Security                          Market
 Amount              Description                         Value
----------  ----------------------------------------- -----------
COMMON STOCKS, CONTINUED:
Retail, continued:
  11,000         West Marie Inc.(b).................. $   363,000
                                                      -----------
                                                        2,751,313
                                                      -----------
Telecommunications (3.3%):
   3,300         Boston Communications Group(b)......      53,625
   8,400         DSP Communications, Inc.(b).........     469,350
   9,000         Natural Microsystems Corp.(b).......     433,125
   8,500         P-COM, Inc.(b)......................     210,375
  13,700         Tel-Save Holdings, Inc.(b)..........     393,875
                                                      -----------
                                                        1,560,350
                                                      -----------
Textile (1.6%):
   3,400         Donna Karan Intl, Inc.(b)...........      77,775
   9,000         Nautica Enterprises, Inc.(b)........     290,250
   7,600         St. John Knits, Inc.................     380,950
                                                      -----------
                                                          748,975
                                                      -----------
Transportation (1.3%):
   4,800         American Medical Response, Inc.(b)..     172,800
  12,000         Rural/Metro Corp.(b)................     438,000
                                                      -----------
                                                          610,800
                                                      -----------
  Total Common Stocks                                  43,900,721
                                                      -----------
U.S. GOVERNMENT AGENCIES (7.7%):
Federal Home Loan Mortgage Corp.:
$3,630,000 10/1/96................................... $ 3,629,454
                                                      -----------
  Total U.S. Government Agencies                        3,629,454
                                                      -----------
  Total (Cost-$31,600,228)(a)                         $47,530,175
                                                      ===========

----------
Percentages indicated are based on net assets of $46,985,400.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation              $16,418,979
               Unrealized depreciation                 (489,032)
                                                    -----------
               Net unrealized appreciation          $15,929,947
                                                    ===========
(b)Represents non-income producing securities.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

1.  ORGANIZATION:

    The BB&T Mutual Funds Group ("The Group") was organized on October 1, 1987 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

    The Group is authorized to issue an unlimited number of shares without par value. The Group offers shares of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund and the Small Company Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Group offers three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class A Shares are offered with a front-end sales charge on the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund and the Small Company Growth Fund (collectively, "the variable net asset funds"). Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held in accordance with the Prospec-tus Prospectus. Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Group may be made to customers of Branch Banking & Trust Company (BB&T) and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment adviser to the Group.

    The U.S. Treasury Money Market Fund (the "money market fund") seeks current income with liquidity and stability of principle. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with preservation of capital. The North Carolina Intermediate Tax-Free Fund seeks to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. The Growth and Income Stock Fund seeks capital growth, current income or both. The Balanced Fund seeks long-term capital growth and current income. The Small Company Growth Fund seeks long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition the


                                   Continued

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
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996





    U.S. Treasury Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

    Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securi-ties of the variable net asset funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    WHEN-ISSUED AND FORWARD COMMITMENTS:

    The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

    REPURCHASE AGREEMENTS:

    Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    DIVIDENDS TO SHAREHOLDERS:

    Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund and the North Carolina Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid

                                   Continued

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                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996

    monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Small Company Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

    FEDERAL INCOME TAXES:

    It is the policy of each Fund of the Group to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    OTHER:

    Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Small Company Growth Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized over a period of two years commencing with the initial public offering.

3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1996 are as follows:

                                                                        Purchases             Sales
                                                                        ---------             -----
    Short-Intermediate U.S. Government Income Fund................    $ 47,303,841         $30,588,880
    Intermediate U.S. Government Bond Fund........................    $122,080,365         $79,358,988
    North Carolina Intermediate Tax-Free Fund.....................    $  8,627,355         $ 7,219,005
    Growth and Income Stock Fund..................................    $ 76,878,732         $38,074,744
    Balanced Fund.................................................    $ 31,689,074         $13,676,157
    Small Company Growth Fund.....................................    $ 35,554,010         $19,820,616


4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Group by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, PNC Bank manages the Small Company Growth Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, PNC Bank is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the average daily net


                                   Continued

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


                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996

    assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of net assets in excess of $50 million and less than or equal to $100 million, and (3) 0.40% of net assets in excess of $100 million.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% as a percentage of the average daily net assets of each Fund. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant.

    The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset funds. For the year ended September 30, 1996, BISYS received $730,054 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $693,683 was allowed to affiliated broker/dealers of the Funds.

    BB&T and BISYS may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

    Information regarding these transactions is as follows for the year ended September 30, 1996.

                                                                      Administration  Distribution
                                         Investment Advisory Fees          Fees           Fees
                                      ------------------------------- --------------- -------------
                                          (As a                                                     Transfer Agent
                                       Percentage       Voluntary       Voluntary      Voluntary          and
                                       of Average          Fee             Fee            Fee         Mutual Fund
                                       Net Assets)      Reductions      Reductions     Reductions   Accounting Fees
                                      --------------  --------------- --------------- ------------- ----------------
U.S. Treasury Money Market Fund                0.40%                                       $56,370         $138,570
Short-Intermediate U.S. Government
  Income Fund                                  0.60%        $ 57,944                       $16,727         $ 88,537
Intermediate U.S. Government
  Bond Fund                                    0.60%        $106,977                       $10,876         $112,686
North Carolina Intermediate Tax-
  Free Fund                                    0.60%        $ 35,889         $17,942       $31,563         $ 71,503
Growth and Income Stock Fund                   0.74%        $484,272                       $36,674         $178,406
Balanced Fund                                  0.74%        $178,695                       $28,058         $126,691
Small Company Growth
Fund.....................................      1.00%        $    796                       $ 9,430         $126,517





                                   Continued

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

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996

5.  CAPITAL SHARE TRANSACTIONS:

    Transactions in capital shares for the Group were as follows:


                                                                 U.S. Treasury                      Short Intermediate U.S.
                                                               Money Market Fund                    Government Income Fund
                                                         -------------------------------      ---------------------------------
                                                            For the           For the             For the           For the
                                                              year              year                year              year
                                                             ended             ended               ended             ended
                                                           September 30,    September 30,       September 30,     September 30,
                                                              1996              1995                1996              1995
                                                         ---------------  --------------      ---------------  ---------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued........................... $    61,519,685  $   39,015,125      $       780,331  $       238,092
  Dividends reinvested..................................         893,083         235,433              292,456          335,908
  Cost of shares redeemed...............................     (48,429,306)    (26,788,169)          (1,717,615)      (4,008,351)
                                                         ---------------  --------------      ---------------  ---------------
  Change in net assets from Class A share transactions.. $    13,983,462  $   12,462,389      $      (644,828) $     (3,434,35)
                                                         ===============  ==============      ===============  ===============

CLASS B SHARES (a):
  Proceeds from shares issued........................... $     1,957,034              --
  Dividends reinvested..................................          16,070              --
  Cost of shares redeemed...............................        (668,319)             --
                                                         ---------------  --------------
  Change in net assets from Class B share transactions.. $     1,304,785              --
                                                         ===============  ==============

TRUST SHARES:
  Proceeds from shares issued........................... $   386,470,057  $  374,968,721      $    31,220,980  $    16,404,699
  Dividends reinvested..................................         812,451         271,605            1,155,628          442,352
  Cost of shares redeemed...............................    (301,391,098)   (332,621,347)         (14,011,731)     (11,377,406)
                                                         ---------------  --------------      ---------------  ---------------
  Change in net assets from Trust share transactions.... $    85,891,410  $   42,618,979      $    18,364,877  $     5,469,645
                                                         ===============  ==============      ===============  ===============

SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued................................................      61,519,685      39,015,125               79,521           24,465
  Reinvested............................................         893,083         235,433               29,675           34,730
  Redeemed..............................................     (48,429,306)    (26,788,169)            (174,736)        (417,677)
                                                         ---------------  --------------      ---------------  ---------------
  Change in Class A Shares..............................      13,983,462      12,462,389              (65,540)        (358,482)
                                                         ===============  ==============      ===============  ===============


CLASS B SHARES (a):
  Issued................................................       1,957,034              --
  Reinvested............................................          16,070              --
  Redeemed..............................................        (668,319)             --
                                                         ---------------  --------------
  Change in Class B Shares..............................       1,304,785              --
                                                         ===============  ==============


TRUST SHARES:
  Issued................................................     386,470,057     374,968,721            3,184,600        1,694,015
  Reinvested............................................         812,451         271,605              117,290           45,400
  Redeemed..............................................    (301,391,098)   (332,621,347)          (1,422,732)      (1,163,774)
                                                         ---------------  --------------      ---------------  ---------------
  Change in Trust Shares................................      85,891,410      42,618,979            1,879,158          575,641
                                                         ===============  ==============      ===============  ===============

(a) The Fund commenced offering Class B Shares January 1, 1996.

                                   Continued

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

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996

                                                                            Intermediate U.S.            North Carolina
                                                                           Government Bond Fund     Intermediate Tax-Free Fund
                                                                        --------------------------- ---------------------------
                                                                          For the       For the       For the       For the
                                                                            year          year          year          year
                                                                            ended         ended         ended         ended
                                                                        September 30, September 30, September 30, September 30,
                                                                            1996          1995          1996          1995
                                                                        ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.......................................... $    923,832  $    322,927  $ 1,510,448  $    560,783
  Dividends reinvested.................................................      207,800       320,094      268,478       278,140
  Cost of shares redeemed..............................................   (2,521,905)   (2,597,921)  (1,143,115)   (3,505,541)
                                                                        ------------  ------------  -----------  ------------
  Change in net assets from Class A share transactions................. $ (1,390,273) $ (1,954,900) $   635,811  $ (2,666,618)
                                                                        ============  ============  ===========  ============
CLASS B SHARES(a):
  Proceeds from shares issued.......................................... $    359,519            --
  Dividends reinvested.................................................        5,665            --
  Cost of shares redeemed..............................................       (8,010)           --
                                                                        ------------  ------------
  Change in net assets from Class B share transactions................. $    357,174            --
                                                                        ============  ============
TRUST SHARES:
  Proceeds from shares issued.......................................... $ 65,562,100  $ 22,848,117  $10,310,221  $ 10,356,196
  Dividends reinvested.................................................    4,476,007     3,609,746           --            21
  Cost of shares redeemed..............................................  (25,629,116)  (20,612,492)  (9,700,110)  (11,141,267)
                                                                        ------------  ------------  -----------  ------------
  Change in net assets from Trust share transactions................... $ 44,408,991  $  5,845,371  $   610,111  $   (785,050)
                                                                        ============  ============  ===========  ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued...............................................................       93,847        34,521      149,219        56,493
  Reinvested...........................................................       21,069        33,838       26,506        28,264
  Redeemed.............................................................     (258,458)     (270,549)    (112,758)     (358,791)
                                                                        ------------  ------------  -----------  ------------
  Change in Class A Shares.............................................     (143,542)     (202,190)      62,967      (274,034)
                                                                        ============  ============  ===========  ============
CLASS B SHARES(a):
  Issued...............................................................       37,041            --
  Reinvested...........................................................          591            --
  Redeemed.............................................................         (841)           --
                                                                        ------------  ------------
  Change in Class B Shares.............................................       36,791            --
                                                                        ============  ============
TRUST SHARES:
  Issued...............................................................    6,626,544     2,385,380    1,022,116     1,051,141
  Reinvested...........................................................      456,830       380,169           --             2
  Redeemed.............................................................   (2,617,022)   (2,149,882)    (958,821)   (1,121,892)
                                                                        ------------  ------------  -----------  ------------
  Change in Trust Shares...............................................    4,466,352       615,667       63,295       (70,749)
                                                                        ============  ============  ===========  ============

(a)  The Fund commenced offering Class B Shares January 1, 1996.

                                    Continued

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

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996

                                                                   Growth and Income
                                                                       Stock Fund                     Balanced Fund
                                                             --------------------------------   ----------------------------
                                                               For the           For the          For the         For the
                                                                 year             year             year            year
                                                                ended             ended            ended          ended
                                                             September 30,     September 30,   September 30,   September 30,
                                                                 1996              1995            1996           1995
                                                             -------------     -------------   -------------   -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued............................  $  6,811,567      $  2,464,804     $  3,871,025   $  1,398,339
    Dividends reinvested...................................       338,523           378,623          402,738        350,315
    Cost of shares redeemed................................    (1,427,065)       (1,270,600)      (1,928,670)    (2,079,598)
                                                             ------------      ------------    -------------   ------------
    Change in net assets from Class A share transactions...  $  5,723,025      $  1,572,827    $   2,345,093   $   (330,944)
                                                             ============      ============    =============   ============
CLASS B SHARES(a):
    Proceeds from shares issued............................  $  3,738,136                --    $   2,332,596             --
    Dividends reinvested...................................        17,476                --           33,079             --
    Cost of shares redeemed................................       (82,260)               --          (77,715)            --
                                                             ------------      ------------    -------------   ------------
    Change in net assets from Class B share transactions...  $  3,673,352                --    $   2,287,960             --
                                                             ============      ============    =============   ============
TRUST SHARES:
    Proceeds from shares issued............................  $ 68,337,109      $ 55,223,550    $  24,146,440   $ 16,641,644
    Dividends reinvested...................................     3,190,245         2,718,414        2,035,268      1,240,565
    Cost of shares redeemed................................   (40,729,870)      (18,077,195)     (11,407,119)   (12,868,123)
                                                             ------------      ------------    -------------  -------------
    Change in net assets from Trust share transactions.....  $ 30,797,484      $ 39,864,769    $  14,774,589  $   5,014,086
                                                             ============      ===========     =============  =============
SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued.................................................       477,889           205,305         334,248         133,311
    Reinvested.............................................        24,085            33,975          34,933          34,562
    Redeemed...............................................      (100,847)         (111,033)       (166,329)       (206,078)
                                                             ------------      ------------   -------------   -------------
    Change in Class A Shares...............................       401,127           128,247         202,852         (38,205)
                                                             ============      ============   =============   =============
CLASS B SHARES(a):
    Issued.................................................       258,055                --         200,160              --
    Reinvested.............................................         1,200                --           2,850              --
    Redeemed...............................................        (5,567)               --          (6,712)             --
                                                             ------------      ------------   -------------   -------------
    Change in Class B Shares...............................       253,688                --         196,298              --
                                                             ============      ============   =============   =============
TRUST SHARES:
    Issued.................................................     4,851,989         4,568,816       2,102,026       1,585,694
    Reinvested.............................................       227,034           241,896         177,017         122,297
    Redeemed...............................................    (2,820,394)       (1,522,571)       (986,873)     (1,263,619)
                                                             ------------      ------------   -------------   -------------
    Change in Trust Shares.................................     2,258,629         3,288,141       1,292,170         444,372
                                                             ============      ============   =============   =============

(a) The Fund commenced offering Class B Shares January 1, 1996.






                                   Continued

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

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996



                                                                                    Small Company Growth Fund
                                                                                  ------------------------------
                                                                                    For the     For the period
                                                                                     year       December 7,1994
                                                                                    ended             to
                                                                                  September 30,  September 30,
                                                                                      1996          1995(a)
                                                                                  ------------- ----------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued................................................... $ 5,198,893     $  938,909
    Dividends reinvested..........................................................          -              -
    Cost of shares redeemed.......................................................    (321,183)       (30,211)
                                                                                   -----------     ----------
    Change in net assets from Class A share transactions.......................... $ 4,877,710     $  908,698
                                                                                   ===========     ===========
CLASS B SHARES(b):
    Proceeds from shares issued................................................... $ 2,870,037              -
    Dividends reinvested..........................................................           -              -
    Cost of shares redeemed.......................................................     (41,375)             -
                                                                                   -----------     -----------
    Change in net assets from Class B share transactions.......................... $ 2,828,662              -
                                                                                   ===========     ===========
TRUST SHARES:
    Proceeds from shares issued................................................... $14,870,042    $14,250,426
    Dividends reinvested..........................................................           -              -
    Cost of shares redeemed.......................................................  (5,559,535)      (525,922)
                                                                                   -----------    -----------
    Change in net assets from Trust share transactions............................$ 9,310,507    $ 13,724,504
                                                                                   ===========     ===========
SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued........................................................................    294,124          77,577
    Reinvested....................................................................          -               -
    Redeemed......................................................................    (17,579)         (2,151)
                                                                                   ----------      -----------
    Change in Class A Shares......................................................    276,545          75,426
                                                                                   ===========     ===========
CLASS B SHARES(b):
    Issued........................................................................    155,105               -
    Reinvested....................................................................          -               -
    Redeemed......................................................................     (2,142)              -
                                                                                   ----------      -----------
    Change in Class B Shares......................................................    152,963               -
                                                                                   ===========     ===========
TRUST SHARES:
    Issued........................................................................    848,861       1,203,246
    Reinvested....................................................................          -               -
    Redeemed......................................................................   (295,847)        (38,862)
                                                                                   ----------      -----------
    Change in Trust Shares........................................................    553,014       1,164,384
                                                                                   ===========     ===========

(a) Period from commencement of operations.
(b) The Fund commenced offering Class B Shares January 1, 1996.

                                   Continued

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

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996


6.  FEDERAL INCOME TAXES:

    The Growth & Income Stock Fund declared $1,121,729 in capital gain dividend distributions from long-term capital gains for the year ended September 30, 1996.

    At September 30, 1996, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any:


                                       SHORT INTERMEDIATE   NORTH CAROLINA         SMALL          INTERMEDIATE
                                         U.S. GOVERNMENT     INTERMEDIATE         COMPANY       U.S. GOVERNMENT
                                           INCOME FUND      TAX-FREE FUND       GROWTH FUND        BOND FUND
                                        -----------------  -----------------  ---------------  ------------------
    Expires in 2004..............                               $ 77,950           $172,143         $1,274,796
    Expires in 2003..............           $312,074                                                $   16,562
    Expires in 2002..............           $990,728

    Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended September 30, 1997. The following Funds had such losses:

                                        SHORT INTERMEDIATE    NORTH CAROLINA       INTERMEDIATE
                                         U.S. GOVERNMENT       INTERMEDIATE      U.S. GOVERNMENT
                                           INCOME FUND        TAX-FREE FUND         BOND FUND
                                        -------------------  -----------------  -------------------
    Post October Loss Deferred...            $156,556            $47,072             $631,270

7.  ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    For the taxable year ended September 30, 1996, 100.00% and 33.71% of the income dividends paid by the Growth and Income Stock Fund and the Balanced Fund, respectively, qualify for the dividends received deduction available to corporations.

8.  EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

    The BB&T Mutual Funds Group designates the following exempt-interest dividends for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1996:

    Exempt-Interest Dividends...........................        $1,681,672
    Exempt-Interest Dividends Per Share - Class A.......        $    0.362
    Exempt-Interest Dividends Per Share - Trust.........        $    0.377

    100% of the exempt interest income for the North Carolina Intermediate Tax-Free Fund's taxable year ended September 30, 1996 was from North Carolina securities.

                                    Continued

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS


                                                 FOR THE YEAR ENDED SEPTEMBER 30,
                                        --------------------------------------------------     OCTOBER 5, 1992 TO
                                              1996             1995              1994        SEPTEMBER 30, 1993 (a)
                                        ----------------   --------------    -------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........ $  1.00         $  1.00           $   1.00            $  1.00
                                             -------         -------           --------            -------
INVESTMENT ACTIVITIES
  Net investment income.....................   0.044           0.047              0.027              0.026
                                             -------         -------           --------            -------
    Total from Investment Activities........   0.044           0.047              0.027              0.026
                                             -------         -------           --------            -------
DISTRIBUTIONS
  Net investment income.....................  (0.044)         (0.047)            (0.027)            (0.026)
                                             -------         -------           --------            -------
    Total Distributions.....................  (0.044)         (0.047)            (0.027)            (0.026)
                                             -------         -------           --------            -------
NET ASSET VALUE, END OF PERIOD.............. $  1.00         $  1.00           $   1.00            $  1.00
                                             =======         =======           ========            =======
Total Return................................    4.49%           4.81%              2.76%              2.60%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)........... $27,931         $13,948           $  1,486            $   279
  Ratio of expenses to average net assets...    0.99%           0.98%              0.94%              0.51%(c)
  Ratio of net investment income to
   average net assets.......................    4.37%           4.81%              2.89%              2.58%(c)
  Ratio of expenses to average net assets*..    1.25%           1.24%              1.32%              1.32%(c)
  Ratio of net investment income to
   average net asset*.......................    4.11%           4.55%              2.51%              1.77%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                        See notes to financial statements

                       [LOGO OF BB&T FUNDS APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS
                                                                                             JANUARY 1, 1996 to
                                                                                             SEPTEMBER 30, 1996 (a)
                                                                                            ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................................................   $     1.00
                                                                                                ----------
INVESTMENT ACTIVITIES
  Net investment income .....................................................................        0.025
                                                                                                ----------
      Total from Investment Activities ......................................................        0.025
                                                                                                ----------
DISTRIBUTIONS
  Net investment income .....................................................................       (0.025)
                                                                                                ----------
      Total Distributions ...................................................................       (0.025)
                                                                                                ----------
NET ASSET VALUE, END OF PERIOD ..............................................................   $     1.00
                                                                                                ==========
Total Return (excludes redemption charge) ...................................................         2.53%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000) ...........................................................   $    1,305
  Ratio of expenses to average net assets ...................................................         1.75%(c)
  Ratio of net investment income to average net assets ......................................         3.55%(c)

----------
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Trust Shares







                              FINANCIAL HIGHLIGHTS



                                                               FOR THE YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------------------------    OCTOBER 5, 1992 TO
                                                            1996             1995            1994         SEPTEMBER 30, 1993 (a)
                                                       -------------    -------------    -------------    ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD ................      $   1.00         $   1.00          $   1.00            $   1.00
                                                           --------         --------          --------            --------
INVESTMENT ACTIVITIES
  Net investment income .............................         0.046            0.050             0.030               0.027
                                                           --------         --------          --------            --------
      Total from Investment Activities ..............         0.046            0.050             0.030               0.027
                                                           --------         --------          --------            --------
DISTRIBUTIONS
  Net investment income .............................        (0.046)          (0.050)           (0.030)             (0.027)
                                                           --------         --------          --------            --------
      Total Distributions ...........................        (0.046)          (0.050)           (0.030)             (0.027)
                                                           --------         --------          --------            --------
NET ASSET VALUE, END OF PERIOD ......................      $   1.00         $   1.00          $   1.00            $   1.00
                                                           ========         ========          ========            ========
Total Return ........................................          4.74%            5.07%             3.01%               2.70%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000) ...................      $205,974         $120,083           $77,464             $74,962
  Ratio of expenses to average net assets ...........          0.75%            0.72%             0.67%               0.38%(c)
  Ratio of net investment income to average
   net assets .......................................          4.63%            4.97%             2.97%               2.71%(c)
  Ratio of expenses to average net assets* ..........          0.75%            0.75%             0.83%               0.81%(c)
  Ratio of net investment income to average
   net assets* ......................................          4.63%            4.95%             2.82%               2.27%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                                                 Class A Shares

                              FINANCIAL HIGHLIGHTS

                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------------------      NOVEMBER 30, 1992 TO
                                                   1996              1995             1994        SEPTEMBER 30, 1993 (a)
                                               -----------       -----------      ------------    ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $ 9.88           $ 9.60            $ 10.29            $ 10.00
                                                  ------           -------           -------            -------
INVESTMENT ACTIVITIES
  Net investment income.........................    0.55              0.53              0.50               0.47
  Net realized and unrealized losses on
   investments..................................   (0.15)             0.29             (0.68)              0.30
                                                  ------           -------           -------            -------
     Total from Investment Activities...........    0.40              0.82             (0.18)              0.77
                                                  ------           -------           -------            -------
DISTRIBUTIONS
  Net investment income.........................   (0.55)            (0.54)            (0.50)             (0.48)
  Net realized gains............................       -                 -             (0.01)                 -
                                                  ------           -------           -------            -------
     Total Distributions........................   (0.55)            (0.54)            (0.51)             (0.48)
                                                  ------           -------           -------            -------
NET ASSET VALUE, END OF PERIOD..................  $ 9.73           $  9.88           $  9.60            $ 10.29
                                                  ======           =======           =======            =======
Total Return (excludes sales charge)............    4.09%             8.74%            (1.86)%             7.80%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)..............  $6,356           $ 7,102           $10,345            $14,915
   Ratio of expenses to average net
     assets.....................................    1.19%             1.17%             0.89%              0.56%(c)

   Ratio of net investment income to
     average net assets.........................    5.55%             5.50%             5.01%              5.43%(c)

   Ratio of expenses to average net assets*.....    1.54%             1.58%             1.58%              1.56%(c)

   Ratio of net investment income to
     average net assets*........................    5.20%             5.09%             4.32%              4.42%(c)
   Portfolio turnover(d)........................   54.82%           106.81%             7.06%             14.06%
----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                                             --------------------------------------------------     NOVEMBER 30, 1992 TO
                                                  1996              1995             1994          SEPTEMBER 30, 1993 (a)
                                             ----------------   --------------    -------------   -----------------------

NET ASSET VALUE, BEGINNING OF PERIOD............ $  9.89         $   9.61           $ 10.30             $ 10.00
                                                 -------         --------           -------             -------
INVESTMENT ACTIVITIES
  Net Investment Income.........................    0.57             0.56              0.52                0.49
  Net realized and unrealized losses on
    investments.................................   (0.15)            0.28             (0.68)               0.30
                                                 -------         --------           -------             -------
      Total from Investment Activities..........    0.42             0.84             (0.16)               0.79
                                                 -------         --------           -------             -------
DISTRIBUTIONS
  Net investment income.........................   (0.57)           (0.56)            (0.52)              (0.49)
  Net realized gains............................      -                -              (0.01)                 -
                                                 -------         --------           -------             -------
      Total Distributions.......................   (0.57)           (0.56)            (0.53)              (0.49)
                                                 -------         --------           -------             -------
NET ASSET VALUE, END OF PERIOD.................. $  9.74         $   9.89           $  9.61             $  10.30
                                                 =======         ========           =======             =======
Total Return....................................    4.36%            9.01%            (1.66)%              8.01%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)............... $62,621         $ 45,005           $38,208             $34,646
  Ratio of expenses to average net assets.......    0.93%            0.93%             0.71%               0.39%(c)
  Ratio of net investment income to average
    net assets..................................    5.81%            5.78%             5.20%               5.60%(c)
  Ratio of expenses to average net assets*......    1.03%            1.08%             1.08%               1.05%(c)
  Ratio of net investment income to average
    net assets*.................................    5.71%            5.64%             4.83%               4.94%(c)
  Portfolio turnover(d).........................   54.82%          106.81%             7.06%              14.06%

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                        See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                  Class A Shares



                             FINANCIAL HIGHLIGHTS

                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                                              -----------------------------------------------          OCTOBER 9, 1992 TO
                                                  1996              1995             1994            SEPTEMBER 30, 1993 (a)
                                              --------------  ---------------  --------------        ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  9.88         $  9.33          $  10.39              $  10.00
                                               -------         -------          --------              --------
INVESTMENT ACTIVITIES
  Net investment income......................     0.56            0.59              0.59                  0.63
  Net realized and unrealized gains
    (losses) on investments..................    (0.25)           0.55             (1.04)                 0.39
                                               -------         -------          --------              --------
    Total from Investment Activities.........     0.31            1.14             (0.45)                 1.02
                                               -------         -------          --------              --------
DISTRIBUTIONS
  Net investment income......................    (0.56)          (0.59)            (0.59)                (0.63)
  Net realized gains.........................       --              --             (0.02)                   --
                                                -------         -------          --------              --------
    Total Distributions......................    (0.56)          (0.59)            (0.61)                (0.63)
                                                -------         -------          --------              --------
NET ASSET VALUE, END OF PERIOD...............  $  9.63         $  9.88          $   9.33              $  10.39
                                               =======          =======          ========              ========
Total Return (excludes sales charge).........     3.17%          12.63%            (4.48)%               10.53%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)............  $ 3,659         $ 5,173          $  6,772              $  5,238
  Ratio of expenses to
    average net assets.......................     1.13%           1.09%             0.96%                 0.59%(c)
  Ratio of net investment income
    to average net assets....................     5.68%           6.22%             6.03%                 6.26%(c)
  Ratio of expenses to
    average net assets*......................     1.48%           1.50%             1.56%                 1.55%(c)
  Ratio of net investment income
    to average net assets*...................     5.33%           5.81%             5.43%                 5.30%(c)
  Portfolio turnover(d)......................    76.29%          68.91%             0.38%                15.27%

----------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class B Shares

                             FINANCIAL HIGHLIGHTS

                                                         January 1, 1996 to
                                                       September 30, 1996 (a)
                                                       ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................       $10.17
                                                             ------
INVESTMENT ACTIVITIES
   Net investment income..............................         0.31
   Net realized and unrealized losses on investments..        (0.57)
                                                             ------

     Total from Investment Activities.................        (0.26)
                                                             ------
DISTRIBUTIONS
   Net investment income..............................        (0.31)
                                                             ------
     Total Distributions..............................        (0.31)
                                                             ------
NET ASSET VALUE, END OF PERIOD........................       $ 9.60
                                                             ======
Total Return (excludes redemption charge).............        (2.48)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000).......................       $  353
Ratio of expenses to average net assets...............         1.85%(c)
Ratio of net investment income to average net assets..         5.01%(c)
Ratio of expenses to average net assets*..............         1.95%(c)
Ratio of net investment income to average net assets*.         4.91%(c)
Portfolio turnover(d).................................        76.29%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------     OCTOBER 9, 1992 TO
                                                              1996          1995         1994        SEPTEMBER 30, 1993 (a)
                                                         -------------  ------------ ------------   -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................  $  9.89       $  9.34      $ 10.40            $  10.00
                                                             -------       -------      -------            --------
 INVESTMENT ACTIVITIES
   Net investment income...................................     0.58          0.61         0.62                0.64
   Net realized and unrealized gains (losses)
     on investments........................................    (0.25)         0.55        (1.04)               0.40
                                                             -------       -------      -------            --------
       Total from Investment Activities....................     0.33          1.16        (0.42)               1.04
                                                             -------       -------      -------            --------
DISTRIBUTIONS
   Net investment income...................................    (0.58)        (0.61)       (0.62)              (0.64)
   Net realized gains......................................       --            --        (0.02)                 --
                                                             -------       -------      -------            --------
       Total Distributions.................................    (0.58)        (0.61)       (0.64)              (0.64)
                                                             -------       -------      -------            --------
NET ASSET VALUE, END OF PERIOD.............................  $  9.64       $  9.89      $  9.34            $  10.40
                                                             =======       =======      =======            ========
Total Return...............................................     3.43%        12.91%       (4.23)%             10.76%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)......................... $119,633       $78,578      $68,451            $ 59,816
   Ratio of expenses to average net assets.................     0.87%         0.85%        0.70%               0.39%(c)
   Ratio of net investment income to average net assets....     5.94%         6.43%        6.27%               6.45%(c)
   Ratio of expenses to average net assets*................     0.97%         1.00%        1.06%               1.03%(c)
   Ratio of net investment income to average net assets*...     5.84%         6.28%        5.91%               5.82%(c)
   Portfolio turnover(d)...................................    76.29%        68.91%        0.38%              15.27%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Class A Shares



                             FINANCIAL HIGHLIGHTS

                                                               FOR THE YEAR ENDED SEPTEMBER 30,
                                                           ---------------------------------------     OCTOBER 16, 1992 TO
                                                               1996         1995         1994          SEPTEMBER 30, 1993 (a)
                                                           ---------------------------------------     ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................     $10.15       $ 9.78      $ 10.29              $ 10.00
                                                              ------       ------      -------              -------
INVESTMENT ACTIVITIES
  Net investment income..................................       0.36         0.36         0.36                 0.36
  Net realized and unrealized losses on investments......      (0.10)        0.37        (0.50)                0.29
                                                              ------       ------      -------              -------
    Total from Investment Activities.....................       0.26        0.73        (0.14)                 0.65
                                                              ------       ------      -------              -------
DISTRIBUTIONS
  Net investment income..................................      (0.36)      (0.36)       (0.36)                (0.36)
  Net realized gains.....................................         --          --        (0.01)                   --
                                                               ------       ------      -------              -------
    Total Distributions..................................      (0.36)      (0.36)       (0.37)                (0.36)
                                                               ------       ------      -------              -------
NET ASSET VALUE, END OF PERIOD...........................     $10.05      $10.15       $  9.78              $ 10.29
                                                              ======      ======       =======              =======
Total Return (excludes sales charge).....................       2.61%       7.61%        (1.33)%               6.60%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)........................     $9,261      $8,717       $11,083              $13,695
  Ratio of expenses to average net assets................       1.11%       1.05%         0.75%                0.43%(c)
  Ratio of net investment income to average net assets...       3.58%       3.63%         3.63%                3.80%(c)
  Ratio of expenses to average net assets*...............       1.61%       1.63%         1.66%                1.77%(c)
  Ratio of net investment income to average net assets...       3.08%       3.05%         2.72%                2.45%(c)
  Portfolio turnover(d)..................................      20.90%       9.38%         0.56%                5.92%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                                                                    Trust Shares







                              FINANCIAL HIGHLIGHTS



                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------    OCTOBER 16, 1992 TO
                                                       1996           1995           1994       SEPTEMBER 30, 1993 (a)
                                                   ------------   ------------   ------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........      $ 10.15        $  9.78        $ 10.29              $ 10.00
                                                     -------        -------        -------              -------
INVESTMENT ACTIVITIES
  Net investment income........................         0.38           0.37           0.38                 0.36
  Net realized and unrealized losses on
    investments................................        (0.10)          0.37          (0.50)                0.29
                                                     -------        -------        -------              -------
      Total from Investment Activities.........         0.28           0.74          (0.12)                0.65
                                                     -------        -------        -------              -------
DISTRIBUTIONS
  Net investment income........................        (0.38)         (0.37)         (0.38)               (0.36)
  Net realized gains...........................           --             --          (0.01)                  --
                                                     -------        -------        -------              -------
      Total Distributions......................        (0.38)         (0.37)         (0.39)               (0.36)
                                                     -------        -------        -------              -------
NET ASSET VALUE, END OF PERIOD.................      $ 10.05        $ 10.15        $  9.78              $ 10.29
                                                     =======        =======        =======              =======
Total Return...................................         2.77%          7.77%         (1.18)%               6.62%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)..............      $28,443        $28,091        $27,770              $20,128
  Ratio of expenses to average net assets......         0.96%          0.91%          0.63%                0.42%(c)
  Ratio of net investment income to average
    net assets.................................         3.72%          3.78%          3.77%                3.80%(c)
  Ratio of expenses to average net assets*.....         1.11%          1.13%          1.17%                1.30%(c)
  Ratio of net investment income to average
    net assets*................................         3.57%          3.55%          3.24%                2.92%(c)
  Portfolio turnover(d)........................        20.90%          9.38%          0.56%                5.92%

-----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.








                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Class A Shares



                             FINANCIAL HIGHLIGHTS


                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------          OCTOBER 9, 1992 TO
                                                  1996                1995                1994             SEPTEMBER 30, 1993 (a)
                                           ---------------      ---------------     ---------------        ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $ 12.97               $ 11.26            $11.26                     $10.00
INVESTMENT ACTIVITIES                       -------               -------            ------                     ------
  Net investment income .................      0.26                  0.25              0.25                       0.28
  Net realized and unrealized gains on
   investments ..........................      2.43                  1.98              0.12                       1.27
                                            -------               -------            ------                     ------
     Total from Investment Activities ...      2.69                  2.23              0.37                       1.55
                                            -------               -------            ------                      -----
DISTRIBUTIONS
  Net investment income  ................     (0.26)                (0.25)            (0.26)                     (0.29)
  Net realized gains ....................     (0.09)                (0.12)            (0.11)                        --
  In excess of net realized gains .......        --                 (0.15)               --                         --
                                            -------                -------           -------
     Total Distributions.................     (0.35)                (0.52)            (0.37)                     (0.29)
                                            -------                -------           -------                    -------
NET ASSET VALUE, END OF PERIOD...........   $ 15.31               $ 12.97            $11.26                     $11.26
                                            =======                =======           =======                    =======
Total Return (excludes sales charge).....     20.97%                20.62%             3.33%                     15.72%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)........  $ 18,949               $10,842            $7,973                     $6,009
  Ratio of expenses to average
   net assets............................     1.11%                  1.07%             0.92%                      0.63%(c)
  Ratio of net investment income to
   average net assets....................     1.82%                  2.15%             2.26%                      2.85%(c)
  Ratio of expenses to average
   net assets* ..........................     1.60%                  1.60%             1.65%                      1.68%(c)
  Ratio of net investment income to
   average net assets*...................     1.33%                  1.62%             1.52%                      1.81%(c)
Portfolio turnover(d)....................    19.82%                  8.73%            21.30%                     27.17%
Average commission rate(e)...............  $0.0721

---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS

                                                           JANUARY 1, 1996 TO
                                                         SEPTEMBER 30, 1996 (a)
                                                        ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................        $ 13.78
                                                                -------

INVESTMENT ACTIVITIES
   Net investment income................................           0.13
   Net realized and unrealized gains on investments.....           1.52
                                                                -------
     Total from Investment Activities...................           1.65
                                                                -------
DISTRIBUTIONS
   Net investment income................................          (0.14)
                                                                -------
     Total Distributions................................          (0.14)
                                                                -------
NET ASSET VALUE, END OF PERIOD..........................        $ 15.29
                                                                =======
Total Return (excludes redemption charge)...............          12.01%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)......................        $ 3,880
   Ratio of expenses to average net assets..............           1.85%(c)
   Ratio of net investment income to average
     net assets.........................................           1.13%(c)
   Ratio of expenses to average net assets*.............           2.09%(c)
   Ratio of net investment income to average
     net assets*........................................           0.89%(c)
   Portfolio turnover(d)................................          19.82%
   Average commission rate(e)...........................        $0.0721

_____________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Trust Shares

                             FINANCIAL HIGHLIGHTS

                                                           For the year ended September 30,
                                                         -----------------------------------       October 9, 1992 to
                                                             1996        1995       1994          September 30, 1993 (a)
                                                         -----------  --------- ------------     ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................    $  12.99    $  11.28    $ 11.28                 $ 10.00
                                                          --------    --------    -------                 -------
INVESTMENT ACTIVITIES
  Net investment income...............................        0.29        0.28       0.28                    0.30
  Net realized and unrealized gains on investments....        2.44        1.98       0.11                    1.28
                                                          --------    --------    -------                 -------
     Total from Investment Activities.................        2.73        2.26       0.39                    1.58
                                                          --------    --------    -------                 -------
DISTRIBUTIONS
  Net investment income...............................       (0.29)      (0.28)     (0.28)                  (0.30)
  Net realized gains..................................       (0.09)      (0.12)     (0.11)                     --
  In excess of net realized gains.....................          --       (0.15)        --                      --
                                                          --------    --------    -------                 -------
     Total Distributions..............................       (0.38)      (0.55)     (0.39)                  (0.30)
                                                          --------    --------    -------                 -------
NET ASSET VALUE, END OF PERIOD........................    $  15.34    $  12.99    $ 11.28                 $ 11.28
                                                          ========    ========    =======                 =======
Total Return..........................................       21.31%      20.88%      3.58%                  16.06%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).....................    $206,659    $145,603    $89,355                 $82,358
  Ratio of expenses to average net assets.............        0.86%       0.82%      0.66%                   0.40%(c)
  Ratio of net investment income to average
     net assets.......................................        2.07%       2.40%      2.51%                   3.08%(c)
  Ratio of expenses to average net assets*............        1.10%       1.10%      1.15%                   1.17%(c)
  Ratio of net investment income to average net
    assets*...........................................        1.83%       2.11%      2.02%                   2.31%(c)
  Portfolio turnover(d)...............................       19.82%       8.73%     21.30%                  27.17%
  Average commission rate(e)..........................     $0.0721

_________________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                                                                  Class A Shares

                              FINANCIAL HIGHLIGHTS

                                                              For the year ended September 30,
                                                           -------------------------------------              July 1, 1993 to
                                                                1996        1995        1994               September 30, 1993 (a)
                                                           -------------  --------    ----------         -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................       $ 11.04      $ 9.76     $ 10.20                      $10.00
                                                              -------      ------     -------                      ------
INVESTMENT ACTIVITIES..................................
  Net investment income................................          0.43        0.44        0.38                        0.08
  Net realized and unrealized gains on investments.....          0.92        1.27       (0.44)                       0.21
                                                              -------      ------     --------                     ------
     Total from Investment Activities..................          1.35        1.71       (0.06)                       0.29
                                                              -------      ------     --------                     ------
DISTRIBUTIONS
  Net investment income................................         (0.43)      (0.43)      (0.38)                      (0.09)
                                                              -------      ------     --------                     ------
     Total Distributions...............................         (0.43)      (0.43)      (0.38)                      (0.09)
                                                              -------      ------     --------                     ------
NET ASSET VALUE, END OF PERIOD.........................       $ 11.96      $11.04     $  9.76                      $10.20
                                                              =======      ======     =======                      ======
Total Return (excludes sales charge)...................         12.43%      18.00%      (0.64)%                      2.88%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)......................       $12,456      $9,257     $ 8,560                      $2,569
  Ratio of expenses to average net assets..............          1.20%       1.17%       0.98%                       0.50%(c)
  Ratio of net investment income to average
     net assets........................................          3.78%       4.27%       4.02%                       4.39%(c)
  Ratio of expenses to average net assets*.............          1.69%       1.71%       1.75%                       2.00%(c)
  Ratio of net investment income to average net assets*          3.29%       3.73%       3.25%                       2.89%(c)
  Portfolio turnover(d)................................         19.87%      23.68%      12.91%                       8.32%
  Average commission rate(e)...........................       $0.0749

---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

BALANCED FUND
Class B Shares

                              FINANCIAL HIGHLIGHTS


                                                          January 1, 1996 to
                                                        September 30, 1996 (a)
                                                       ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................         $ 11.54
                                                               -------
INVESTMENT ACTIVITIES
  Net investment income...............................            0.27
  Net realized and unrealized gains on investments....            0.37
                                                               -------
    Total from Investment Activities..................            0.64
                                                               -------
DISTRIBUTIONS
  Net investment income...............................           (0.27)
                                                               -------
    Total Distributions...............................           (0.27)
                                                               =======
NET ASSET VALUE, END OF PERIOD........................         $ 11.91
                                                               =======
Total Return (excludes redemption charge).............            5.67%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).....................         $ 2,339
  Ratio of expenses to average net assets.............            1.95%(c)
  Ratio of net investment income to average
     net assets.......................................            3.13%(c)
  Ratio of expenses to average net assets*............            2.18%(c)
  Ratio of net investment income to average
     net assets*......................................            2.90%(c)
  Portfolio turnover(d)...............................           19.87%
  Average commission rate(e)..........................         $0.0749

________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                                   BALANCED FUND
                                                                    Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                           For the year ended September 30,
                                                          ---------------------------------         July 1, 1993 to
                                                             1996        1995       1994         September 30, 1993 (a)
                                                          ---------   ---------  ----------      ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 11.01    $  9.74    $ 10.18              $ 10.00
                                                            -------    -------    -------              -------
INVESTMENT ACTIVITIES
  Net investment income..................................      0.46       0.46       0.40                 0.09
  Net realized and unrealized gains on investments.......      0.92       1.27      (0.44)                0.18
                                                            -------    -------    -------              -------

     Total from Investment Activities....................      1.38       1.73      (0.04)                0.27
                                                            -------    -------    -------              -------

DISTRIBUTIONS
  Net investment income..................................     (0.46)     (0.46)     (0.40)               (0.09)
                                                            -------    -------    -------              -------

     Total Distributions.................................     (0.46)     (0.46)     (0.40)               (0.09)
                                                            -------    -------    -------              -------

NET ASSET VALUE, END OF PERIOD...........................   $ 11.93    $ 11.01    $  9.74              $ 10.18
                                                            =======    =======    =======              =======

Total Return.............................................     12.74%     18.23%     (0.42)%               2.74%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)........................   $69,374    $49,794    $39,715              $20,374
  Ratio of expenses to average net assets................      0.95%      0.92%      0.73%                0.44%(c)
  Ratio of net investment income to average net assets...      4.03%      4.51%      4.22%                4.44%(c)
  Ratio of expenses to average net assets*...............      1.19%      1.21%      1.25%                1.47%(c)
  Ratio of net investment income to average net assets*..      3.79%      4.22%      3.70%                3.42%(c)
  Portfolio turnover(d)..................................     19.87%     23.68%     12.91%                8.32%
  Average commission rate(e).............................   $0.0749

___________
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND
Class A Shares

                              FINANCIAL HIGHLIGHTS


                                                                            For the year
                                                                               ended
                                                                           September 30,                December 7, 1994 to
                                                                                1996                   September 30, 1995 (a)
                                                                        -------------------           -----------------------

NET ASSET VALUE, BEGINNING OF PERIOD.....................................      $ 14.53                        $10.00
                                                                               -------                        ------
INVESTMENT ACTIVITIES
  Net investment loss....................................................        (0.20)                        (0.08)
  Net realized and unrealized gains on investments.......................         6.73                          4.61
                                                                               -------                        ------

      Total from Investment Activities...................................         6.53                          4.53
                                                                               -------                        ------
NET ASSET VALUE, END OF PERIOD...........................................      $ 21.06                        $14.53
                                                                               =======                        ======
Total Return (excludes sales charge).....................................        44.94%                        45.30%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)........................................      $ 7,413                        $1,096
  Ratio of expenses to average net assets................................         2.01%                         2.50%(c)
  Ratio of net investment loss to average net assets.....................        (1.26)%                       (1.56)%(c)
  Ratio of expenses to average net assets*...............................         2.26%                         2.84%(c)
  Ratio of net investment loss to average net assets*....................        (1.51)%                       (1.90)%(c)
  Portfolio turnover(d)..................................................        71.62%                        46.97%
  Average commission rate(e).............................................      $0.0562

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class B Shares

                              FINANCIAL HIGHLIGHTS



                                                                            January 1, 1996 to
                                                                           September 30, 1996 (a)
                                                                          ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................           $ 15.24
                                                                                     -------
INVESTMENT ACTIVITIES
  Net investment loss.....................................................             (0.21)
  Net realized and unrealized gains on investments........................              5.89
                                                                                     -------

     Total from Investment Activities.....................................              5.68
                                                                                     -------

NET ASSET VALUE, END OF PERIOD............................................           $ 20.92
                                                                                     =======
Total Return (excludes redemption charge).................................             37.27%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).........................................           $ 3,200
  Ratio of expenses to average net assets.................................              2.72%(c)
  Ratio of net investment loss to average net assets......................             (2.01)%(c)
  Ratio of expenses to average net assets*................................              2.72%(c)
  Ratio of net investment loss to average net assets*.....................             (2.01)%(c)
  Portfolio turnover(d)...................................................             71.62%
  Average commission rate(e)..............................................           $0.0562

-----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.





                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

SMALL COMPANY GROWTH FUND
Trust Shares

                              FINANCIAL HIGHLIGHTS

                                                               For the year
                                                                  ended
                                                              September 30,          December 7, 1994 to
                                                                  1996              September 30, 1995 (a)
                                                              -------------         ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD................             $ 14.57                     $ 10.00
                                                                 -------                     -------
INVESTMENT ACTIVITIES
  Net investment loss.................................             (0.17)                      (0.07)
  Net realized and unrealized gains on investments....              6.78                        4.64
                                                                 -------                     -------
     Total from Investment Activities.................              6.61                        4.57
                                                                 -------                     -------
NET ASSET VALUE, END OF PERIOD........................           $ 21.18                     $ 14.57
                                                                 =======                     =======
Total Return..........................................             45.37%                      45.70%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000).....................           $36,373                     $16,962
  Ratio of expenses to average net assets.............              1.79%                       2.33%(c)
  Ratio of net investment loss to average net assets..             (1.00)%                     (1.34)%(c)
  Ratio of expenses to average net assets*............              1.79%                        2.42%(c)
  Ratio of net investment loss to average
      net assets*.....................................             (1.00)%                      (1.43)%(c)
  Portfolio turnover(d)...............................             71.62%                       46.97%
  Average commission rate(e)..........................           $0.0562

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.



                       See notes to financial statements

                   [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

                             Registration Statement
                                       of
                             BB&T MUTUAL FUNDS GROUP
                                       on
                                    Form N-1A

PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a) Financial Statements.

          Included in Part A:

          -    Financial Highlights

          Included in Part B:

          -    Independent Auditors' Report, dated November 8, 1996.

          - Statements of Assets and Liabilities as of September 30, 1996 (audited).

          - Statements of Operations for the year ended September 30, 1996 (audited).

          - Statements of Changes in Net Assets for the years or period ended September 30, 1996 and September 30, 1995 (audited).

          -    Schedules of Portfolio Investments as of September 30, 1996
               (audited).

          - Notes to Financial Statements for the year ended September 30, 1996 (audited).

          - Financial Highlights for the years or periods ended September 30, 1996, September 30, 1995, September 30, 1994 and the periods ended September 30, 1993 (audited).

     (b) Exhibits:

          (1) (a) Amended and Restated Agreement and Declaration of Trust dated August 18, 1992 is incorporated by reference to
                    Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


          (2)  Bylaws, Amended and Restated November 8, 1996 are filed herewith.


          (3)  None.

          (4) (a) Article III, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Declaration of Trust dated August 18, 1992, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (filed
                    March 24, 1993).


               (b) Article 9, Article 10, Section 6, Article 11 of the By-laws responsive to this item are filed herewith as Exhibit 2 above.


          (5) (a) Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


               (b) Schedule A to the Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company is filed herewith.

               (c) Form of Revised Schedule A to the Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company is filed herewith.


               (d) Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Bank, National Association is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment

                    No. 5 to the Registration Statement of the Registrant on Form N-1A (filed December 2, 1994).


               (e) Schedule A to the Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Bank, National Association is incorporated by reference to Exhibit 5(D) to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A (filed December 2, 1994).

               (f) Sub-Advisory Agreement between Branch Banking and Trust Company and CastleInternational Asset Management Limited is filed herewith.

               (g) Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Equity Advisors Company is filed herewith.

               (h) Form of Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Institutional Management Corporation is filed herewith.

          (6) (a) Distribution Agreement between the Registrant and BISYS Fund Services AS re-executed February 7, 1997 is filed herewith.

          (7)  None.

          (8) (a) Custody Agreement between the Registrant and Star Bank, N.A. is filed herewith.

               (b) Form of Amended Appendix b to the Custody Agreement between the Registrant and Star Bank , N.A. is filed herewith.

               (c) Custody Agreement between the Registrant and Bank of New York is filed herewith.


          (9) (a) Management and Administration Agreement between the Registrant and BISYS Fund Services is incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

               (b) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is incorporated by reference to
                    Exhibit 9(b) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

               (c) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly known as The Winsbury Service Corporation) is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                    1993).

               (d) License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                    1993).


               (e) Revised Schedule A to the Management and Administration Agreement between the Registrant and BISYS Fund Services is filed herewith.

               (f) Form of Revised Schedule A to the Management and Administration Agreement between the Registrant and BISYS Fund Services is filed herewith.

               (g) Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is filed herewith.

               (h) Form of Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services OHIO, Inc. is filed herewith.

               (i) Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is filed herewith.

               (j) Form Of Revised Schedule A To The Fund Accounting Agreement between the Registrant and Bisys Fund Services Ohio, Inc. is filed herewith.


          (10)      Opinion of Ropes & Gray is incorporated by reference to
                    Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed September 9, 1992).

          (11) (a)  Consent of KPMG Peat Marwick LLP is filed herewith.

               (b)  Consent of Ropes & Gray is filed herewith.

          (12)      None.

          (13) Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant Form N-1A (filed September 23, 1992).

          (14)      None.


          (15) (a) Amended and Restated Distribution and Shareholder Services Plan AS re-executed February 7, 1997 between the Registrant and BISYS Fund Services is filed herewith.

               (b) Servicing Agreement with respect to Shareholder Services between Branch Banking and Trust Company and BISYS Fund Services is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

               (c) Revised Schedule A to the Servicing Agreement With Branch Banking And Trust Company and BISYS Fund Services is Filed Herewith.

               (d) Form of Revised Schedule A to the Servicing Agreement with Branch Banking and Trust Company and BISYS Fund Services is filed herewith.

               (16) (a) Performance Calculation Schedules relating to period ended September 30, 1993 for each Fund other than the Small Company Growth Fund are incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed November 24, 1993).

                    (b) Performance Calculation Schedules relating to period ended March 31, 1995 for the Small Company Growth Fund are incorporated by reference to Exhibit (16)(b) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed June 1,
                         1995)

               (17) Financial Data Schedules

                         (a) U.S. Treasury Money Market (Class A)
                         (b) U.S. Treasury Money Market (Trust Class)
                         (c) U.S. Treasury Money Market (Class B)
                         (d) Short Intermediate U.S. Government Income Fund
                             Class A)
                         (e) Short Intermediate U.S. Government Income Fund
                             (Trust Class)
                         (f) Intermediate U.S. Government Bond Fund (Class A)
                         (g) Intermediate U.S. Government Bond Fund (Trust
                             Class)
                         (h) Intermediate U.S. Government Bond Fund (Class B)
                         (i) N.C. Intermediate Tax Free Fund (Class A)
                         (j) N.C. Intermediate Tax Free Fund (Trust Class)
                         (k) Growth & Income Stock (Class A)
                         (l) Growth & Income Stock (Trust Class)
                         (m) Growth & Income Stock (Class B)
                         (n) Balanced (Class A)
                         (o) Balanced (Trust Class)
                         (p) Balanced (Class B)
                         (q) Small Company Growth (Class A)
                         (r) Small Company Growth (Trust Class)
                         (s) Small Company Growth (Class B)

               (18) Multiple Class Plan for BB&T Mutual Funds Group adopted by the Board of Trustees on September 21, 1995 is incorporated by reference to Exhibit 18 to Post-Effective

                    Amendment No. 7 to the Registration Statement of the Registrant on Form N-1A (filed October 18, 1995).

Item 25. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

               None.

Item 26. Number of Holders of Securities
         -------------------------------


               As of February 1, 1997, the number of record holders of Trust Shares of the Registrant's respective series of Trust Shares were as follows:

                                                                 Number of Record
              Title of Series                                 Holders of Trust Shares
              ---------------                                 -----------------------

              U.S. Treasury Fund                                         7

              Short-Intermediate Fund                                    8

              Intermediate Bond Fund                                    13

              North Carolina Fund                                        1

              Growth and Income Fund                                    12

              Balanced Fund                                             12

              Small Company Growth Fund                                 14

              International Equity Fund                                  5

              Capital Manager Conservative Growth Fund                   0

              Capital Manager Moderate Growth Fund                       0

              Capital Manager Growth Fund                                0

              Prime Money Market Fund                                    0

               As of February 1, 1997, the number of record holders of Class A Shares of the Registrant's respective series of Class A Shares were as follows:

                                                                      Number of Record
               Title of Series                                  Holders of Class A Shares
               ---------------                                  -------------------------

               U.S. Treasury Fund                                          495

               Short-Intermediate Fund                                     195

               Intermediate Bond Fund                                      165

               North Carolina Fund                                         168

               Growth and Income Fund                                     1646

               Balanced Fund                                               730

               Small Company Growth Fund                                  1464

               International Equity Fund                                    20

               Prime Money Market Fund                                       0

               As of February 1, 1997, the number of recordholders of Class B Shares of the Registrant's respective series of Class B Shares were as follows:

                                                                Number of Record Holders
               Title of Series                                  of Class B Shares
               ---------------                                  -----------------

               U.S. Treasury Fund                                          158

               Short-Intermediate Fund                                       0

               Intermediate Bond Fund                                       38

               North Carolina Fund                                           0

               Growth and Income Fund                                      856



                      Balanced Fund                                          353

                      Small Company Growth Fund                              898

                      International Equity Fund                               16


Item 27. Indemnification
         ---------------

          Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

          "Trustees, Officers, etc.
          -------------------------

          Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          Compromise Payment
          ------------------

          Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as
          Exhibit 6(a).

          In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.


          Item 28. Business and Other Connections of Investment Adviser and
                   --------------------------------------------------------
                   Investment Sub-Advisers.
                   ------------------------


          BB&T is the investment adviser to each fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of Southern National Corporation ("SNC"), a bank and savings and loan holding company. As of September 30, 1996, SNC had assets in excess of $21.1 billion. Through its subsidiaries, SNC operates over 425 banking offices in North Carolina, South Carolina and Virginia, providing a broad range of financial services to individuals and businesses.

          In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 15 years and currently manages assets of more than $4.5 billion.

          Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of BB&T) in which each director or senior officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Branch          Other business, profession,
Banking and Trust Company              vocation, or employment
-------------------------              -----------------------


John A. Allison IV
Chairman of the Board and
 Chief Executive Officer

Paul B. Barringer                     President and Chief Executive Officer
Director                              Coastal Lumber Company
                                      Weldon, N.C.

W.R. Cuthbertson, Jr.
Director

Ronald E. Deal                        Investor, Chairman Wesley Hall
Director                              Hickory, N.C.

Albert J. Dooley, Sr.                 Dooley, Dooley, Spence & Parker
Director                              Lexington, S.C.

Joseph L. Dudley, Sr.                 Owner
Director                              Dudley Products
                                      Kernersville, S.C.

Tom D. Efird                          President
Director                              Standard Distributors, Inc.
                                      Gastonia, N.C.

O. William Fenn, Jr.                 NC Department of Commerce
Director                             Furniture Export Office
                                     High Point, N.C.

Paul S. Goldsmith                    BB&T Insurance Services, Inc.
Director                             Greenville, S.C.

Dr. Lloyd Vincent Hackley            President
Director                             NC System of Community Colleges
                                     Raleigh, N.C.

Ernest F. Hardee                     Ernest Francis Realty Corp.,
Director                             Hardee Realty Corporation
                                     Portsmouth, V.A.

James A. Hardison
Director

Dr. Richard Janeway                  Executive Vice President for Health Affairs
Director                             Bowman Gray School of Medicine
                                     Winston-Salem, N.C.

J. Ernest Lathem, M.D.               Urology Specialist, Prostate Diagnostics
Director                             Greenville, S.C.

James H. Maynard                     Chairman & CEO
Director                             Investors Management Corporation
                                     Raleigh, N.C.

Joseph A. McAleer, Jr.               Chief Executive Officer and Director
Director                             Krispy Kreme Doughnut Corp.
                                     Winston-Salem, N.C.

Albert O. McCauley                   Secretary and Treasurer
Director                             Quick Stop Food Marts, Inc., McCauley
                                     Moving & Storage of Fayetteville, Inc.
                                     Fayetteville, N.C.

James Dickson McLean, Jr.            Attorney at Law, President
Director                             McLean, Stacy, Henry & McLean, P.A.
                                     Lumberton, N.C.

Charles E. Nichols               Attorney at Law, North Carolina Trust Center
Director                         Greensboro, N.C.

L. Glenn Orr, Jr.                Orr Management Company
Director                         Winston-Salem, N.C.

A. Winniett Peters               Standard Commercial Tobacco Company
Director                         Wilson, N.C.

Richard L. Player, Jr.           President
Director                         Player, Inc.
                                 Fayetteville, N.C.

C. Edward Pleasants, Jr.         President, CEO & Director
Director                         Pleasants Hardware Company
                                 Winston-Salem, N.C.

Nido R. Qubein                   Chief Executive Officer
Director                         Creative Services, Inc.
                                 High Point, N.C.

A. Tab Williams, Jr.             Chairman & CEO
Director                         A.T. Williams Oil Company
                                 Winston-Salem, N.C.





              PNC Equity Advisors Company ("PEAC") Is an indirect wholly-owned subsidiary of PNC BAnk, N.A. PEAC Serves as the investment sub-adviser to the Small Company Growth Fund. THe list required by this ITem 28 of Officers and directors of PEAC, Together with information as to any other business, PROFESSION, vocation or employment of a substantial nature Engaged in by such officers and directors during the past two Years, is incorporated by reference to schedules a and d of form adv, filed by PEAC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47711).

             CastleInternational Asset Management Limited
("CastleInternational") is an indirect wholly-owned subsidiary of PNC Bank Corp. Castleinternational Serves as the investment sub-adviser to the International Equity Fund. The list required by this Item 28 of officers and directors of CastleInternational, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by CastleInternational pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

             PNC Institutional Management Corporation ("PIMC") is an indirect wholly-owned subsidiary of Pnc Bank Corp. PIMC serves as the investment sub-adviser to the Prime Money Market Fund. The list required by this item 28 of officers and directors of PIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV, filed by PIMC pursuant to the investment adviser act of 1940 (sec file no. 801-13304).

Item 29. Principal Underwriter.
         ----------------------

          (a) BISYS Fund Services (formerly known as The Winsbury Company) acts as distributor and administrator for the Registrant. BISYS Fund Services also distributes the securities of The Riverfront Funds, Inc., the MMA Praxis Mutual Funds, the MarketWatch Funds, The Coventry Group, the Conestoga Family of Funds, the Pacific Capital Funds, The Parkstone Group of Funds, HighMark FUNDS, The Sessions Group, the American Performance Funds, AmSouth Mutual Funds, The Victory Portfolios, The ARCH Tax-Exempt Trust, the Qualivest Funds, the Summit Investment Trust, The M.S.D.&T Funds, Inc. and The ARCH Fund, Inc., each of which is a management investment company. The parent of BISYS Fund Services, Inc. (the sole general partner of BISYS Fund Services) is The BISYS Group, Inc.


          (b) Partners of BISYS Fund Services as of the date of this Part C are as follows:

                              Positions and         Positions and
Name and Principal            Offices with The      Offices with
Business Addresses            Winsbury Company      The Registrant
------------------            ----------------      --------------
The BISYS Group, Inc.         Sole Shareholder       None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.     Sole General           None
3435 Stelzer Road               Partner
Columbus, OH  43219

WC Subsidiary Corporation     Limited Partner        None
150 Clove Road
Little Falls, NJ 07424

Item 30. Location of Accounts and Records
         --------------------------------

          Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

     (1)     The BB&T Mutual Funds Group
             3435 Stelzer Road
             Columbus, Ohio 43219
             Attention: Secretary
             (Registrant)

     (2)     Branch Banking and Trust Company
             434 Fayetteville Street Mall
             Raleigh, North Carolina  27601
             Attention:  Trust Investments
             (Investment Adviser)


     (3)     PNC Equity Advisors Company
             1600 Market Street, 29th Floor
             Philadelphia, PA  19103
             (Investment Sub-Adviser to the Small Company Growth Fund)


     (4)     CastleInternational Management Limited
             (Investment Sub-advisor to the International Equity Fund) 7 Castle Street
             Edinburgh, Scotland EH23AH


     (5) PNC Institutional Management Corporation (Investment Sub-Adviser To The Prime Money Market Fund)
             400 Bellevue Park, 4Th Floor
             Wilmington, DE  19809

     (6)     BISYS FUND SERVICES
             3435 Stelzer Road
             Columbus, Ohio  43219
             (Manager, Administrator and Distributor)

             (7)     Star Bank N.A.
                     425 Walnut Street
                     Cincinnati, Ohio  45201
                     (Custodian)

             (8)     BISYS Fund Services Ohio, Inc.
                     3435 Stelzer Road
                     Columbus, Ohio  43219
                     (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

             (9)     Bank of New York
                     90 Washington Street, 22nd Floor
                     New York, NY  10286
                     (Custodian to the International Equity Fund)

             (10)    Ropes & Gray
                     One Franklin Square, 1301 K Street, N.W., Suite 800 East Washington, D.C. 20005
                     (Declaration of Trust, Bylaws, Minutes Book)


Item 31. Management Services
         -------------------

          None.

Item 32. Undertakings
         ------------

          The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.


          The Registrant undertakes on behalf of the BB&T Prime Money Market fund to file a post-effective amendment, including financial statements which need not be certified, within four to six months from the commencement of operations of the Prime Money Market Fund.

                                     NOTICE
                                     ------

         A copy of the Agreement and Declaration of Trust, as amended, of The BB&T Mutual Funds Group is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 13TH day of February, 1997.

                                           THE BB&T MUTUAL FUNDS
                                           GROUP

                                           Registrant
                                           /S/ Sean M. Kelly
                                           ----------------------------
                                           * Sean M. Kelly
                                           Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature            Title                         Date
             ---------            -----                         ----

/S/ Sean M. Kelly
---------------------              Chairman                February 13, 1997
*Sean M. Kelly

/S/ William E. Graham
---------------------              Trustee                 February 13, 1997
*William E. Graham

/S/ Thomas W. Lambeth
---------------------              Trustee                 February 13, 1997
*Thomas W. Lambeth

/S/ George Landreth
---------------------              Treasurer               February 13, 1997
*George Landreth

/S/ W. Ray Long
---------------------              Trustee                 February 13, 1997
*W. Ray Long

/S/ Robert W. Stewart
---------------------              Trustee                 February 13, 1997
*Robert W. Stewart





*By: /S/ Alan G. Priest
    --------------------
     Alan G. Priest

     Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY
                                -----------------

           Sean M. Kelly, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Sean M. Kelly and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  10/8/96

                                            /s/ Sean M. Kelly
                                            -----------------------
                                            Sean M. Kelly

                                POWER OF ATTORNEY
                                -----------------

         William E. Graham, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee William E. Graham, Jr. and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  2-15-94

                                               /s/ William E. Graham
                                               ---------------------
                                               William E. Graham

                                POWER OF ATTORNEY
                                -----------------

         Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Thomas Willis Lambeth and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  2-15-94

                                                    /s/ Thomas W. Lambeth
                                                    ---------------------
                                                    Thomas Willis Lambeth

                                POWER OF ATTORNEY
                                -----------------

         George R. Landreth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee George R. Landreth and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  March 23, 1993

                                            /s/ George R. Landreth
                                            ----------------------
                                            George R. Landreth
                                            Treasurer

                                POWER OF ATTORNEY
                                -----------------

         W. Ray Long, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee W. Ray Long and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  2-15-94

                                                       /s/ W. Ray Long
                                                       ---------------
                                                       W. Ray Long

                                POWER OF ATTORNEY
                                -----------------

         Robert W. Stewart, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Robert W. Stewart and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  2-15-94

                                                     /s/ Robert W. Stewart
                                                     ---------------------
                                                     Robert W. Stewart

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description                                                                  Page
-----------          -----------                                                                  ----
(2)                  Bylaws, Amended and Restated November 8, 1996.

(5)(b) Schedule A to the Investment Advisory Agreement between the Registrant and Branch Banking and Trust
                     Company.

(5)(c)               Form of Revised Schedule A to the Investment Advisory
                     Agreement between the Registrant and Branch Banking and Trust Company.

(5)(f)               Sub-Advisory Agreement between Branch Banking and Trust
                     Company and CastleInternational Asset Management Limited.

(5)(g)               Sub-Advisory Agreement between Branch Banking and Trust
                     Company and PNC Equity Advisors Company.

(5)(h)               Form of Sub-Advisory Agreement between Branch Banking and
                     Trust Company and PNC Institutional Management Corporation.

(6)(a) Re-executed Distribution Agreement between the Registrant and BISYS Fund Services.

(8)(a)               Custody Agreement between the Registrant and Star Bank, N.A.

(8)(b) Form of Amended Appendix B to the Custody Agreement between the Registrant and Star Bank, N.A.

(8)(c)               Custody Agreement between the Registrant and Bank of New York.

(9)(e)               Revised Schedule A to the Management and Administration
                     Agreement between the Registrant and BISYS Fund Services.

(9)(f)               Form of Revised Schedule A to the Management and Administration
                     Agreement between the Registrant and BISYS Fund Services.


(9)(g) Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(9)(h) Form of Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(9)(i) Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(9)(j) Form of Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(11)(a)              Consent of KPMG Peat Marwick LLP.

(11)(b)              Consent of Ropes & Gray.

(15)(a)              Re-executed Amended and Restated Distribution and Shareholder
                     Services Plan between the Registrant and BISYS Fund Services.

(15)(c)              Revised Schedule A to the Servicing Agreement with Branch
                     Banking and Trust Company and BISYS Fund Services.

(15)(d)              Form of Revised Schedule A to the Servicing Agreement with
                     Branch Banking and Trust Company and BISYS Fund Services.

(27)                 Financial Data Schedules:

                        (a)     U.S. Treasury Money Market (Class A)
                        (b)     U.S. Treasury Money Market (Trust Class)
                        (c)     U.S. Treasury Money Market (Class B)
                        (d)     Short Intermediate U.S. Government Income Fund
                                (Class A)
                        (e)     Short Intermediate U.S. Government Income Fund
                                (Trust Class)
                        (f)     Intermediate U.S. Government Bond Fund (Class A)
                        (g)     Intermediate U.S. Government Bond Fund
                                (Trust Class)
                        (h)     Intermediate U.S. Government Bond Fund (Class B)

                        (i)     N.C. Intermediate Tax Free Fund (Class A)
                        (j)     N.C. Intermediate Tax Free Fund (Trust Class)
                        (k)     Growth & Income Stock (Class A)
                        (l)     Growth & Income Stock (Trust Class)
                        (m)     Growth & Income Stock (Class B)
                        (n)     Balanced (Class A)
                        (o)     Balanced (Trust Class)
                        (p)     Balanced (Class B)
                        (q)     Small Company Growth (Class A)
                        (r)     Small Company Growth (Trust Class)
                        (s)     Small Company Growth (Class B)